                                                                    EXHIBIT 10.8

================================================================================


                          SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                  $600,000,000

                                     among

                            THE AIR & PUMP COMPANY,
                               RSC ALABAMA, INC.,
                                RSC DUVAL INC.,
                          RSC INDUSTRIAL CORPORATION,
                                RSC RENTS, INC.,
                                      AND
                         WALKER JONES EQUIPMENT, INC.,
                                 as Borrowers,

                          RENTAL SERVICE CORPORATION,
                             RSC ACQUISITION CORP.,
                                      AND
                              RSC HOLDINGS, INC.,
                             as Parent Guarantors,

                       EACH OF THE FINANCIAL INSTITUTIONS
                         INITIALLY A SIGNATORY HERETO,
                         TOGETHER WITH THOSE ASSIGNEES
                           PURSUANT TO SECTION 12.8,
                                       ------------
                                  as Lenders,

                             BANKERS TRUST COMPANY,
                                as Issuing Bank

                                      and

                           BT COMMERCIAL CORPORATION,
                                   as Agent.

                          DATED AS OF DECEMBER 2, 1997
================================================================================



                               TABLE OF CONTENTS


                                                                                                Page

ARTICLE 1
      DEFINITIONS
      1.1        General Definitions...............................................................  3
      1.2        Accounting Terms and Determinations............................................... 32
      1.3        Computation of Time Periods....................................................... 33
      1.4        Other Terms; Headings............................................................. 33

ARTICLE 2
      LOANS
      2.1        Commitments....................................................................... 34
      2.2        Borrowing of Loans................................................................ 35
      2.3        Disbursement of Loans............................................................. 37
      2.4        Notices of Borrowing.............................................................. 38
      2.5        Authorized Officers and Agents.................................................... 38
      2.6        Periodic Settlement of Agent Advances and Repayments.............................. 39
      2.7        Sharing of Payments............................................................... 40
      2.8        Defaulting Lenders................................................................ 40

ARTICLE 3
      LETTERS OF CREDIT
      3.1        Issuance of Letters of Credit..................................................... 41
      3.2        Terms of Letters of Credit........................................................ 42
      3.3        Notice of Issuance................................................................ 42
      3.4        Revolving Credit Lenders' Participation........................................... 42
      3.5        Payment of Amounts Drawn Under Letters of Credit.................................. 43
      3.6        Payment by Revolving Credit Lenders............................................... 43
      3.7        Nature of Issuing Bank's Duties................................................... 43
      3.8        Obligations Absolute.............................................................. 43
      3.9        Agent's Execution of Applications and Other Issuing Bank Documentation;
                 Reliance on Credit Agreement by Issuing Bank...................................... 44
      3.10       Additional Payments............................................................... 44

ARTICLE 4
      COMPENSATION, REPAYMENT AND REDUCTION
      OF COMMITMENTS AND LOANS
      4.1        Interest on Prime Rate Loans...................................................... 45
      4.2        Interest on Eurodollar Rate Loans................................................. 45
      4.3        Interest on Other Obligations..................................................... 46
      4.4        Unused Line Fee................................................................... 46
      4.5        Letter of Credit Fees............................................................. 47

                                       i


      4.6        Interest After Event of Default................................................... 47
      4.7        Expenses.......................................................................... 48
      4.8        Mandatory Payment of Revolving Loans; Reduction of Revolving Credit
                 Commitments....................................................................... 48
      4.9        Amortization and Prepayment of Term Loans......................................... 49
     4.10        Maintenance of Loan Account....................................................... 51
     4.11        Payment Procedures................................................................ 51
     4.12        Collection of Accounts............................................................ 53
     4.13        Calculations...................................................................... 54
     4.14        Special Provisions Relating to Eurodollar Rate Loans.............................. 55
     4.15        Indemnification in Certain Events................................................. 58
     4.16        Taxes............................................................................. 59
     4.17        Obligation of Lenders and Issuing Banks to Mitigate: Replacement of Lenders....... 62

ARTICLE 5
     CONDITIONS PRECEDENT
     5.1         Conditions to Effectiveness....................................................... 63
     5.2         Conditions Precedent to All Loans and Letters of Credit........................... 67
     5.3         Conditions to Effectiveness of Consent to Siems Acquisition....................... 68

ARTICLE 6
     REPRESENTATIONS AND WARRANTIES
     6.1         Organization and Qualification.................................................... 70
     6.2         Authority......................................................................... 70
     6.3         Enforceability.................................................................... 70
     6.4         No Conflict....................................................................... 70
     6.5         Consents and Filings.............................................................. 70
     6.6         Government Regulation............................................................. 70
     6.7         Solvency.......................................................................... 71
     6.8         Rights in Collateral.............................................................. 71
     6.9         Financial Data.................................................................... 71
     6.10        Subsidiaries; Ownership of Stock.................................................. 72
     6.11        No Judgments or Litigation........................................................ 72
     6.12        No Defaults....................................................................... 73
     6.13        Labor Matters..................................................................... 73
     6.14        Compliance with Law............................................................... 73
     6.15        ERISA............................................................................. 73
     6.16        Compliance with Environmental Laws................................................ 73
     6.17        Intellectual Property; Real Property.............................................. 74
     6.18        Licenses and Permits.............................................................. 74
     6.19        Taxes and Tax Returns............................................................. 74
     6.20        Material Contracts................................................................ 75
     6.21        Approved Acquisitions............................................................. 75


     6.22        Securities Activities............................................................. 75
     6.23        Accuracy and Completeness of Information.......................................... 75
     6.24        No Change......................................................................... 76
     6.25        Fairness.......................................................................... 76

ARTICLE 7
     AFFIRMATIVE COVENANTS
     7.1         Financial Reporting............................................................... 76
     7.2         Collateral and Other Reporting.................................................... 77
     7.3         Notification Requirements......................................................... 78
     7.4         Corporate Existence............................................................... 80
     7.5         Books and Records; Inspections.................................................... 80
     7.6         Insurance......................................................................... 80
     7.7         Taxes............................................................................. 81
     7.8         Compliance With Laws.............................................................. 81
     7.9         Use of Proceeds................................................................... 82
     7.10        Fiscal Year....................................................................... 82
     7.11        Maintenance of Property........................................................... 82
     7.12        ERISA Documents................................................................... 82
     7.13        Compliance With Environmental Laws................................................ 83
     7.14        Compliance with Operating Leases.................................................. 83
     7.15        Compliance with Material Contracts................................................ 84
     7.16        Maintenance of Separate Existence................................................. 84
     7.17        Real Property; Landlord Waivers................................................... 84
     7.18        Consolidation of Non-Borrower Subsidiaries........................................ 84
     7.19        Delivery of Documents After Effective Date........................................ 85
     7.20        Further Assurances................................................................ 85

ARTICLE 8
    NEGATIVE COVENANTS
    8.1          Minimum Rental Equipment Utilization.............................................. 85
    8.2          Minimum Interest Coverage Ratio................................................... 86
    8.3          Maximum Total Indebtedness Ratio.................................................. 86
    8.4          Minimum EBITDA.................................................................... 87
    8.5          Capital Expenditures.............................................................. 89
    8.6          Additional Indebtedness........................................................... 91
    8.7          Liens............................................................................. 93
    8.8          Contingent Obligations............................................................ 94
    8.9          Sale of Assets.................................................................... 94
    8.10         Restricted Payments............................................................... 95
    8.11         Fundamental Changes............................................................... 96
    8.12         Accounting Changes................................................................ 97
    8.13         Termination of Material Contracts; Modifications of Governing Documents........... 97


    8.14         Restriction on Operating Leases.................................................  97
    8.15         Sale and Leaseback Transactions.................................................  97
    8.16         Affiliate Transactions..........................................................  97
    8.17         Additional Deposit and Securities Accounts......................................  98
    8.18         Excess Cash.....................................................................  98
    8.19         Additional Negative Pledges.....................................................  98
    8.20         Additional Subsidiaries.........................................................  98
    8.21         Changes to Permitted Subordinated Indebtedness.................................. 100

ARTICLE 9
    EVENTS OF DEFAULT AND REMEDIES
    9.1          Events of Default............................................................... 100
    9.2          Acceleration and Cash Collateralization......................................... 102
    9.3          Rescission of Acceleration and Termination...................................... 103
    9.4          Remedies........................................................................ 104
    9.5          Right of Setoff................................................................. 105
    9.6          License for Use of Software and Other Intellectual Property..................... 105
    9.7          No Marshaling; Deficiencies; Remedies Cumulative................................ 105

ARTICLE 10
    GUARANTY OF PARENT GUARANTORS
    10.1         Guaranty........................................................................ 106
    10.2         Guaranty Absolute............................................................... 108
    10.3         Enforcement; Application of Payments............................................ 109
    10.4         Waivers......................................................................... 109
    10.5         Financial Information........................................................... 111
    10.6         Reinstatement................................................................... 112
    10.7         Subrogation, Contribution, Etc.................................................. 112
    10.8         Subordination................................................................... 113
    10.9         Waivers......................................................................... 114
    10.10        Termination..................................................................... 114
    10.11        Advice of Counsel............................................................... 114
    10.12        Collateral...................................................................... 115

ARTICLE 11
    THE AGENT
    11.1         Appointment of Agent............................................................ 115
    11.2         Nature of Duties of Agent....................................................... 115
    11.3         Lack of Reliance on Agent....................................................... 115
    11.4         Certain Rights of the Agent..................................................... 115
    11.5         Reliance by Agent............................................................... 116
    11.6         Indemnification of Agent........................................................ 116
    11.7         The Agent in its Individual Capacity............................................ 116
    11.8         Successor Agent................................................................. 116


    11.9         Collateral Matters; Releases from Credit Documents.............................. 117
    11.10        Actions with Respect to Defaults................................................ 118
    11.11        Proofs of Claim................................................................. 118

ARTICLE 12
    MISCELLANEOUS
    12.1         GOVERNING LAW................................................................... 119
    12.2         SUBMISSION TO JURISDICTION...................................................... 119
    12.3         SERVICE OF PROCESS.............................................................. 120
    12.4         JURY TRIAL...................................................................... 120
    12.5         LIMITATION OF LIABILITY......................................................... 120
    12.6         Delays.......................................................................... 121
    12.7         Notices......................................................................... 121
    12.8         Assignments and Participations.................................................. 121
    12.9         Confidentiality................................................................. 123
    12.10        Indemnification................................................................. 124
    12.11        Amendments and Waivers.......................................................... 124
    12.12        Counterparts; Effectiveness..................................................... 127
    12.13        Severability.................................................................... 127
    12.14        Maximum Rate.................................................................... 127
    12.15        Intercreditor Provisions........................................................ 128
    12.16        Entire Agreement; Successors and Assigns........................................ 129
    12.17        Schedules and Exhibits.......................................................... 130

                                     ANNEX

Annex I   -    List of Lenders and Commitment Amounts

                                    EXHIBITS

Exhibit A      -    Form of Collateral Access Agreement
Exhibit B-1    -    Form of Collateral Assignment of Acquisition Agreement
                    (Stock Acquisition)
Exhibit B-2    -    Form of Collateral Assignment of Acquisition Agreement
                    (Asset Acquisition)
Exhibit C      -    Form of Guaranty and Contribution Agreement
Exhibit D-1    -    Form of Notice of Borrowing (Revolving Loans)
Exhibit D-2    -    Form of Notice of Borrowing (Term Loans)
Exhibit E      -    Form of Notice of Continuation
Exhibit F      -    Form of Notice of Conversion
Exhibit G      -    Pro Forma
Exhibit H      -    Projections
Exhibit I      -    Form of Revolving Credit Note
Exhibit J      -    Form of Security Agreement
Exhibit K      -    Form of Subsidiary Guaranty and Contribution Agreement
Exhibit L      -    Form of Subsidiary Security Agreement
Exhibit M      -    Form of Term Note
Exhibit N      -    Form of Trademark Security Agreement
Exhibit O      -    Form of Letter of Credit Request
Exhibit P-1    -    Form of Lockbox Agreement
Exhibit P-2    -    Form of Restricted Account Agreement
Exhibit Q      -    Form of Compliance Certificate
Exhibit R      -    Form of Borrowing Base Certificate
Exhibit S      -    Acquisition Document List
Exhibit T      -    Form of Intercompany Subordinated Note
Exhibit U      -    New Subsidiary Document List
Exhibit V-1    -    Form of Assignment and Assumption Agreement
                    (Revolving Credit Commitments)
Exhibit V-2    -    Form of Assignment and Assumption Agreement (Term
                    Loans)

                                   SCHEDULES

Schedule A     -    Closing Document List
Schedule B     -    Real Property Locations
Schedule C     -    Insurance Policies and Programs
Schedule D     -    Disclosure Schedule

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                  --------------------------------------------


          THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of December 2, 1997, among THE AIR & PUMP COMPANY, a Texas corporation which will change its name after the Effective Date (as defined below) to RSC Center, Inc. ("RSC Center"), RSC ALABAMA, INC., an Alabama corporation formerly known as
       ----------
Acme Alabama, Inc. ("RSC Alabama"), RSC DUVAL INC., a Delaware corporation
                     -----------
formerly known as Acme Duval Inc. ("RSC Duval"), RSC INDUSTRIAL CORPORATION, a
                                    ---------
Delaware corporation formerly known as Acme Dixie Inc. ("RSC Industrial"), RSC
                                                         --------------
RENTS, INC., a California corporation formerly known as Acme Rents, Inc. ("RSC
                                                                           ---
Rents") and WALKER JONES EQUIPMENT, INC., a Mississippi corporation ("Walker
-----                                                                 ------
Jones"; RSC Alabama, RSC Center, RSC Duval, RSC Industrial, RSC Rents, Walker
-----
Jones and any Subsidiary of any Credit Party (as defined below) which becomes a party hereto in accordance with Section 8.20 are referred to herein individually
                                ------------
from time to time as a "Borrower" and collectively as the "Borrowers"), RENTAL
                        --------                           ---------
SERVICE CORPORATION, a Delaware corporation formerly known as Acme Acquisition Holdings Corp. ("RSC"), RSC ACQUISITION CORP., a Delaware corporation formerly
                 ---
known as Acme Acquisition Corp. ("RSC Acquisition") and RSC HOLDINGS, INC., a
                                  ---------------
Delaware corporation formerly known as Acme Holdings Inc. ("RSC Holdings"; RSC,
                                                            ------------
RSC Acquisition and RSC Holdings are referred to herein individually from time to time as a "Parent Guarantor" and collectively as the "Parent Guarantors"),
              ----------------                           -----------------
each financial institution identified on Annex I (together with its successors
                                         -------
and permitted assigns pursuant to Section 12.8, a "Lender"), BANKERS TRUST
                                  ------------     ------
COMPANY, as Issuing Bank and BT COMMERCIAL CORPORATION ("BTCC") acting as agent
                                                         ----
for the Lenders and the Issuing Bank (in such capacity, together with any successor agent appointed pursuant to Section 11.8, the "Agent").
                                      ------------       -----

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, RSC owns all of the issued and outstanding capital stock of RSC Acquisition and RSC Holdings;

          WHEREAS, RSC Acquisition owns all of the issued and outstanding capital stock of each of RSC Alabama, RSC Center and Walker Jones;

          WHEREAS, RSC Holdings owns all of the issued and outstanding capital stock of each of RSC Rents, RSC Industrial and RSC Duval;

          WHEREAS, the Borrowers and the Parent Guarantors (other than RSC) entered into the Credit Agreement dated as of September 12, 1995 (as amended, supplemented or otherwise modified prior to September 24, 1996, the "Original
                                                                     --------
Credit Agreement") with the Agent, the Issuing Bank and the financial
----------------
institutions parties thereto as lenders pursuant to which the Agent, the Issuing Bank and such lenders, as applicable, made "Loans" and "Letters of Credit" (in each case as defined therein) and other financial accommodations available to the Borrowers on the terms and conditions set forth therein;

          WHEREAS, the Original Credit Agreement was amended and restated in its entirety pursuant to the Amended and Restated Credit Agreement dated as of September 24, 1996 (the Original Credit Agreement, as so amended and restated, and the Amended and Restated Credit Agreement, as amended, supplemented or otherwise modified prior to the date hereof, collectively the "Existing Credit
                                                               ---------------
Agreement") among the Borrowers, the Parent Guarantors, the Agent, the Issuing
---------
Bank and the financial institutions parties thereto as lenders (the "Existing
                                                                     --------
Lenders") pursuant to which the Agent, the Issuing Bank and the Existing
-------
Lenders, as applicable, made "Loans" and "Letters of Credit" (in each case as defined therein) and other financial accommodations available to the Borrowers on the terms and conditions set forth therein;

          WHEREAS, RSC Center plans to acquire all of the issued and outstanding capital stock of Rent-it-Center, Inc., a Colorado corporation ("Rent-it-Center")
                                                                --------------
and substantially all of the assets of the Affiliates of Rent-it-Center operating under the "Center Rental & Sales, Inc." name (the "Rent-it-Center
                                                             --------------
Acquisition");
-----------

          WHEREAS, the Borrowers and the Parent Guarantors have requested that the Term Loan Lenders make senior secured term loans to RSC Center, RSC Alabama, RSC Duval, RSC Industrial and Walker Jones (each a "Term Loan Borrower" and,
                                                    ------------------
collectively, the "Term Loan Borrowers") in an aggregate principal amount of
                   -------------------
$100,000,000 to finance, in part, the Rent-it-Center Acquisition and that the Lenders consent to the Rent-it-Center Acquisition;

          WHEREAS, the Borrowers and the Parent Guarantors have requested that the Existing Credit Agreement be amended and restated, effective upon consummation of the Rent-it-Center Acquisition, to, among other things, (i) increase the "Commitments," (ii) extend the "Expiration Date," (iii) modify the definitions of "Applicable Eurodollar Rate Margin," "Applicable Prime Rate Margin" and "Borrowing Base" on the terms and conditions described herein, (iv) modify the "Financial Covenants" (in each case as defined therein) and certain other covenants in the Existing Credit Agreement, (v) incorporate the terms and conditions of the senior secured term loans described above and add the Term Loan Lenders as parties to this Second Amended and Restated Credit Agreement and as beneficiaries of the Credit Documents and (vi) provide for the consent of the Lenders, subject to the satisfaction of certain conditions after the date hereof, to the Siems Acquisition (as defined below);

          WHEREAS, the Borrowers, the Parent Guarantors, the Agent, the Lenders and the Issuing Bank desire to amend and restate the Existing Credit Agreement in its entirety to give effect to the terms and conditions set forth in this Second Amended and Restated Credit Agreement (the Existing Credit Agreement, as so amended and restated, and the Second Amended and Restated Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time, collectively, this "Credit Agreement"), it being understood and
                    ----------------
agreed that (i) with respect to any date or time period occurring and ending prior to the Effective Date, the rights and obligations of the parties thereto shall be governed by the Existing Credit Agreement (including without limitation the Exhibits and Schedules thereto) and other Credit Documents (as defined therein), which for such purposes shall remain in full force and effect, (ii) with respect to any date or time period occurring or ending on or after the Effective Date, the rights and obligations of the parties hereto shall be governed by this Credit Agreement (including without limitation the Exhibits and Schedules hereto) and the other Credit Documents (as defined herein) and (iii) it is the intent of the Borrowers, the Parent Guarantors, the Agent, the Lenders and the Issuing Bank that the Lenders and all other Holders are beneficiaries of the Collateral Documents and the Obligations owing to such Persons are secured thereby;

          NOW, THEREFORE, in consideration of the foregoing premises (each of which is incorporated herein) and the mutual conditions and agreements set forth herein, the parties hereto agree as follows:


                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

          1.1  General Definitions.  The meanings set forth below are applicable
               -------------------
to both the singular and plural forms of the terms defined:

          Accounts means (i) with respect to any Borrower or any Parent
          --------
Guarantor, "Accounts" as defined in the Security Agreement and (ii) with respect to any Subsidiary Guarantor, "Accounts" as defined in the Subsidiary Security Agreement to which such Subsidiary Guarantor is a party.

          Acquisition means (i) the acquisition by any Credit Party or any
          -----------
Subsidiary of a Credit Party of eighty percent (80%) or more of the issued and outstanding capital stock, or all or substantially all of the Rental Equipment assets, of any Person and its Subsidiaries which are in the equipment rental business and (ii) the merger of any Borrower with any Person which is in the equipment rental business.

          Adjusted Eurodollar Rate means, with respect to each Interest Period
          ------------------------
for any Eurodollar Rate Loan, the rate obtained by dividing (i) the Eurodollar Rate for such Interest Period by (ii) a percentage (stated as a decimal) equal to 100% minus the stated maximum rate of all reserves, if any, required to be maintained against "Eurocurrency liabilities" as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents).

          Affiliate of a Person means another Person who directly or indirectly
          ---------
controls, is controlled by, is under common control with or is a director or officer of such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

          Agent is defined in the preamble to this Credit Agreement.
          -----

          Agent Advance Period is defined in Section 2.2(b).
          --------------------               --------------

          Agent Advances is defined in Section 2.2(a).
          --------------               --------------

          all or substantially all has the meaning ascribed to such phrase in
          ------------------------
the Revised Model Business Corporation Act.

          Applicable Eurodollar Rate Margin means, with respect to any Revolving
          ---------------------------------
Loan accruing interest in accordance with Section 4.2(b), a rate per annum equal
                                          --------------         --- -----
to (i) for the period commencing on the Effective Date and ending on March 31, 1998, 1.75%; and (ii) from and after April 1, 1998, 2.00%, provided that, from
                                                           --------
and after April 1, 1998, if the Total Indebtedness Ratio for the applicable period ending on the then most recent Quarterly Determination Date (as shown on the quarterly Compliance Certificate delivered pursuant to Section 7.1(c)) is
                                                           --------------
within the ranges set out below and no Default or Event of Default exists as of such Quarterly Determination Date, the Applicable Eurodollar Rate Margin shall be the per annum rate set out opposite the applicable range indicated below:
       --- -----

    TOTAL INDEBTEDNESS RATIO       APPLICABLE EURODOLLAR
                                        RATE MARGIN
================================   =====================

   Less than or equal                      1.75%
   to 2.75:1 and greater than
   than 2.50:1

   Less than or equal                      1.50%
   to 2.50:1 and greater than
   than 2.25:1

   Less than or equal                      1.25%
   to 2.25:1
========================================================

In the event of the delivery of a Compliance Certificate showing an increase or decrease in the Total Indebtedness Ratio which requires a change in the Applicable Eurodollar Rate Margin, the change in the Applicable Eurodollar Rate Margin shall be effective from the first day of the calendar month immediately following receipt of the Compliance Certificate (provided that the Compliance
                                                 --------
Certificate is received by the Agent no later than 3:00 P.M. New York City time at least one (1) Business Day prior to the first day of such calendar month) until the next such date on which the Applicable Eurodollar Rate Margin is subject to change following the delivery of (or failure to deliver) a Compliance Certificate showing an increase or decrease in the Total Indebtedness Ratio which requires a change in the Applicable Eurodollar Rate Margin. The failure to deliver any Compliance Certificate by the date required under the Credit Agreement (after giving effect to any applicable grace period) shall automatically cause the Applicable Eurodollar Rate Margin to be the maximum per annum rate for the
                                                    --- -----
applicable period described above, effective as of the first day of the calendar month immediately following the date on which the delivery of the Compliance Certificate was otherwise required.

          Applicable Lending Office means, with respect to each Lender, such
          -------------------------
Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Loan, and such Lender's Domestic Lending Office in the case of a Prime Rate Loan.

          Applicable Prime Rate Margin means, with respect to any Revolving Loan
          ----------------------------
accruing interest in accordance with Section 4.1(a), a rate per annum equal to
                                     --------------         --- -----
(i) for the period commencing on the Effective Date and ending on March 31, 1998, 0.25%; and (ii) from and after April 1, 1998, 0.50%, provided that, from
                                                           --------
and after April 1, 1998, if the Total Indebtedness Ratio for the applicable period ending on the then most recent Quarterly Determination Date (as shown on the quarterly Compliance Certificate delivered pursuant to Section 7.1(c)) is
                                                           --------------
within the ranges set out below and no Default or Event of Default exists as of such Quarterly Determination Date, the Applicable Prime Rate Margin shall be the per annum rate set out opposite the applicable range indicated below:
--- -----

                               APPLICABLE PRIME
 TOTAL INDEBTEDNESS RATIO        RATE MARGIN
===========================    ================

   Less than or equal               0.25%
   to 2.75:1 and greater
   than 2.50:1

   Less than or equal                -0-
   to 2.50:1 and greater
   than 2.25:1

   Less than or equal              (0.25%)
   to 2.25:1
===============================================

In the event of the delivery of a Compliance Certificate showing an increase or decrease in the Total Indebtedness Ratio which requires a change in the Applicable Prime Rate Margin, the change in the Applicable Prime Rate Margin shall be effective from the first day of the calendar month immediately following receipt of the Compliance Certificate (provided that the Compliance
                                                 --------
Certificate is received by the Agent no later than 3:00 P.M. New York City time at least one (1) Business Day prior to the first day of such calendar month) until the next such date on which the Applicable Prime Rate Margin is subject to change following the delivery of (or failure to deliver) a Compliance Certificate showing an increase or decrease in the Total

Indebtedness Ratio which requires a change in the Applicable Prime Rate Margin. The failure to deliver any Compliance Certificate by the date required under the Credit Agreement (after giving effect to any applicable grace period) shall automatically cause the Applicable Prime Rate Margin to be the maximum per annum
                                                                       --- -----
rate for the applicable period described above, effective as of the first day of the calendar month immediately following the date on which the delivery of the Compliance Certificate was otherwise required.

          Approved Acquisitions means the Rent-it-Center Acquisition and the
          ---------------------
Siems Acquisition, in each case subject to the satisfaction of the applicable conditions set forth in Section 5.1 or 5.3, as the case may be.
                        -----------    ---

          Approved Fund means, with respect to any Lender that is a fund, any
          -------------
other fund that makes or invests in commercial loans of the same type as the Loans made under this Credit Agreement and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          Asset Sale means any sale, lease, assignment, transfer or other
          ----------
disposition of assets by any Credit Party or any Subsidiary of any Credit Party (including the capital stock of any Subsidiary of any Credit Party) which requires the consent of the Requisite Lenders or any sale and leaseback transaction (whether permitted by Section 8.15 or otherwise consented to by the
                                  ------------
Requisite Lenders).

          Assignment and Assumption Agreement is defined in Section 12.8(b).
          -----------------------------------               ---------------

          Auditors means a nationally recognized firm of independent public
          --------
accountants selected by the Credit Parties and reasonably satisfactory to the Agent. For purposes of this Credit Agreement, the firm of Ernst & Young LLP shall be deemed to be satisfactory to the Agent.

          Bankruptcy Code means Title 11 of the U.S. Code (11 U.S.C. (S)(S) 101
          ---------------
et seq.), as amended from time to time, and any successor statute.
-- ---

          Benefit Plan means a "defined benefit plan" (as defined in Section
          ------------
3(35) of ERISA) for which any of the Credit Parties or any ERISA Affiliate has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

          Borrower is defined in the preamble to this Credit Agreement.
          --------

          Borrowing means, except as provided in Section 4.14(c)(iii), a
          ---------                              --------------------
borrowing consisting of Term Loans or Revolving Loans of the same Type made, continued or converted on the same day.

          Borrowing Base of a Borrower means the sum of:
          --------------

          (i) eighty-five percent (85%) of the value of Eligible Accounts of the Borrower, plus
                   ----

          (ii) (A) from the Effective Date through December 31, 1998, one hundred percent (100%) of the value of the Eligible Rental Equipment of the Borrower, (B) from January 1, 1999 through December 31, 1999, ninety percent (90%) of the value of the Eligible Rental Equipment of the Borrower, (C) from January 1, 2000 through December 31, 2000, eighty-five percent (85%) of the value of the Eligible Rental Equipment of the Borrower and (D) from January 1, 2001 through the Revolving Credit Expiration Date, eighty percent (80%) of the value of the Eligible Rental Equipment of the Borrower, minus
               -----

          (iii) the aggregate amount of reserves, if any, established by the Agent under Section 2.1(a)(ii) applicable to the Borrower.
                 ------------------

          Borrowing Base Certificate is defined in Section 7.2(a).
          --------------------------               --------------

          BTCC is defined in the preamble to this Credit Agreement.
          ----

          Business Day means any day that is not a Saturday, Sunday or a day on
          ------------
which commercial banks in New York, New York are required or permitted by law to be closed. When used in connection with Eurodollar Rate Loans, this definition will also exclude any day on which commercial banks are not open for dealing in U.S. dollar deposits in the London (England, U.K.) interbank market.

          Capital Expenditures for a period means, the sum of all expenditures
          --------------------
capitalized for Financial Statement purposes in accordance with GAAP (whether payable in cash or other property or accrued as a liability), including the capitalized portion of Capital Leases and that portion of Investments allocable to property, plant or equipment. Capital Expenditures shall exclude proceeds of a Casualty Loss applied to the repair or replacement of the property affected by the Casualty Loss.

          Capital Lease means any lease of any property (whether real, personal
          -------------
or mixed) by a Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

          Cash Equivalents means any of the following:  (i) securities issued,
          ----------------
guaranteed or insured by the United States or any of its agencies and having maturities of not more than one year; (ii) certificates of deposit having maturities of not more than one year issued by the Agent, Bankers Trust Company, any Lender or by a U.S. federal, state or District of Columbia chartered commercial bank of recognized standing whose capital and unimpaired surplus is in excess of $200,000,000 and whose short-term commercial paper rating, or that of its parent holding company, is at least A-1 or the equivalent by Standard & Poor's Rating Group, a division of McGraw Hill, Inc. ("S&P") and at least P-1 or
                                                       ---
the equivalent by Moody's

Investors Services, Inc.; (iii) readily marketable commercial paper of any Lender or any corporation doing business in and incorporated under the laws of the United States, any state thereof or the District of Columbia (other than commercial paper issued by any Credit Party or any Affiliate thereof), maturing no more than one year after the date of issuance thereof and, at the time of acquisition, having a rating of at least A-1 or the equivalent by S&P and at least P-1 or the equivalent by Moody's Investors Services, Inc.; and (iv) Investments in money-market mutual funds (A) under management of an investment manager having under its management total assets of $250,000,000 or more, (B) substantially all of the assets of which are continuously invested in Investments of the type described in clauses (i) through (iii) above and (C)
                                     -----------         -----
which have the highest rating obtainable from S&P and Moody's Investors Services, Inc.

          Casualty Loss means (i) the loss, damage, or destruction of any asset
          -------------
owned or used by any of the Credit Parties, (ii) the condemnation, confiscation, or other taking, in whole or in part, of any such asset, or (iii) the diminishment of such asset so as to render use for its intended purpose impracticable or unreasonable.

          Change in Control means the occurrence of one or more of the following
          -----------------
events:

          (i) Any Person or group (within the meaning of Rule 13d-5, as in effect on the Effective Date, under the Securities Exchange Act of 1934, as amended) shall become the beneficial owner of more than 30% of the total voting power of all issued and outstanding shares of capital stock of RSC entitled to vote generally in the election of directors other than such shares issued pursuant to (i) the Stock Option Plan for Key Employees, the 1996 Equity Participation Plan of Rental Service Corporation or the Rental Service Corporation Employee Qualified Stock Purchase Plan, which were approved pursuant to the Existing Credit Agreement or (ii) any other employee stock option plan adopted after the date hereof in form and substance satisfactory to the Agent and the Majority Lenders;

          (ii) During any period of 12 consecutive calendar months ending after the Effective Date, individuals who at the beginning of any such 12-month period constituted the board of directors of RSC (together with any new directors whose election by such board or whose nomination for election by the shareholders of RSC was approved by a vote of a majority of the directors still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease for any reason to constitute a majority of the board of directors of RSC then in office; or

          (iii) RSC shall cease to be the legal and beneficial owner, directly or indirectly, of all of the issued and outstanding capital stock of any other Credit Party, except to the extent that the capital stock of a Borrower may be sold in a transaction permitted under this Credit Agreement or a Credit Party is merged into another Credit Party as permitted or required under this Credit Agreement.

          Closing Document List is defined in Section 5.1(a)(i).
          ---------------------               -----------------

          Code is defined in Section 1.4.
          ----               -----------

          Collateral means the Accounts, the Inventory, the Equipment and other
          ----------
property identified as security for the Obligations under the Collateral Documents.

          Collateral Access Agreement means any landlord waiver substantially in
          ---------------------------
the form of Exhibit A (with such modifications as the Agent may approve in its
            ---------
Permitted Discretion), and any mortgagee waiver, bailee letter or any similar acknowledgment agreement of any warehouseman or processor in possession of Inventory or Equipment in each case in form and substance satisfactory to the Agent in its Permitted Discretion.

          Collateral Assignment of Acquisition Agreement means, with respect to
          ----------------------------------------------
any Approved Acquisition and any Acquisition permitted by Section 8.5(g) the
                                                          --------------
consideration for which is $10,000,000 or more, a collateral assignment executed by the Credit Party or Credit Parties party to such Acquisition in favor of the Agent, for the benefit of the Holders, and, if the related purchase agreement(s) or escrow agreement(s) do not expressly permit such assignment, acknowledged by each Person selling shares or property in such Acquisition or any escrow agent, with respect to such Credit Party's or Credit Parties' rights under such purchase agreement(s) and such escrow agreement(s), in each case in substantially the form of Exhibit B (with such modifications as may be necessary
                          ---------
to reflect the structure of such Acquisition), as any of the same may be amended, restated, supplemented or otherwise modified in accordance with the terms hereof and thereof.

          Collateral Documents means the Security Agreement, the Trademark
          --------------------
Security Agreement, each Subsidiary Security Agreement, each Lockbox Agreement, each Restricted Account Agreement, each Collateral Assignment of Acquisition Agreement and all other contracts, instruments and other documents pursuant to which Liens or Control have been, are concurrently herewith being or hereafter will be granted by any Credit Party to the Agent, for the benefit of the Holders, to secure the Obligations or which are filed with any Governmental Authority or delivered to any Person in order to perfect such Liens.

          Collection Account is defined in Section 4.12.
          ------------------               ------------

          Collections means all cash, funds, checks, notes, instruments and any
          -----------
other form of remittance tendered by account debtors in payment of Accounts.

          Commission means the Securities and Exchange Commission and any Person
          ----------
succeeding to the functions thereof.

          Commitment of a Lender means its Term Loan Commitment, if any, and its
          ----------
Revolving Credit Commitment, if any, in each case as adjusted in accordance with the terms of this Credit Agreement, and Commitments means, collectively, the Term Loan
                           -----------
Commitments and Revolving Credit Commitments of all Lenders.

          Commitment Letters means the commitment letters addressed to the
          ------------------
Borrowers and the Parent Guarantors from BTCC, each dated October 14, 1997.

          Compliance Certificate is defined in Section 7.1(a).
          ----------------------               --------------

          Concentration Account is defined in Section 4.12.
          ---------------------               ------------

          Consummation Date means, with respect to any Acquisition or the
          -----------------
acquisition or formation of any Subsidiary of any Credit Party, the date such Acquisition or acquisition is consummated or the date when such Subsidiary has been formed.

          Contingent Obligation means any direct, indirect, contingent or non-
          ---------------------
contingent guaranty or other obligation or liability for the Indebtedness, obligation or liability of another, except endorsements in the ordinary course of business, if the primary purpose or intent thereof by the Person incurring the obligation is to provide assurance to the obligee of such Indebtedness, obligation or liability of another that such Indebtedness, obligation or liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders thereof will be protected (in whole or in part) against loss in respect thereof.

          Contractual Obligation, as applied to any Person, means any provision
          ----------------------
of any securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, lease, contract, undertaking, agreement or instrument to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.

          Control means "control" over Investment Property within the meaning of
          -------
Section 8-106 of the Code.

          Credit Agreement is defined in the recitals to this Credit Agreement.
          ----------------

          Credit Documents means, collectively, this Credit Agreement, the
          ----------------
Notes, the Letters of Credit, each Guaranty and Contribution Agreement, each Subsidiary Guaranty and Contribution Agreement, each Collateral Document and all other documents, agreements, instruments, opinions and certificates which have been, are concurrently herewith being or hereafter will be executed and delivered by, on behalf of, or at the direction of, any Credit Party in connection herewith or therewith, as modified, amended, extended, restated or supplemented from time to time.

          Credit Parties means, collectively, the Parent Guarantors, the
          --------------
Borrowers, the Subsidiary Guarantors and any other parties to the Credit Documents (except the Lenders, the

Issuing Bank, the Agent, landlords, mortgagees, bailees, warehousemen or processors parties to Collateral Access Agreements and issuers of opinions).

          Default means an event, condition or default which with the giving of
          -------
notice, the passage of time or both would be an Event of Default, provided, that
                                                                  --------
any non-compliance with the first sentence of Section 8.1 shall be a Default
                                              -----------
until the Rental Equipment Utilization Cure Date applicable to such non-compliance.

          Defaulting Lender is defined in Section 2.8(a).
          -----------------               --------------

          Disbursement Account means the operating account maintained with the
          --------------------
Disbursement Account Bank.

          Disbursement Account Bank means Bankers Trust (Delaware).
          -------------------------

          Dollars and $ mean the lawful money of the United States.
          -------     -

          Domestic Lending Office means, with respect to any Lender, the office
          -----------------------
of such Lender specified as its "Domestic Lending Office" under its name on Annex I hereto, as such annex may be amended from time to time.
-------

          EBITA for a period means the consolidated net income or loss
          -----
(excluding extraordinary gains and non-cash extraordinary losses) of the Credit Parties for the period (i) plus all Interest Expense, income tax expense and
                           ----
amortization (including amortization of any goodwill or other intangibles) for the period and (ii) plus or minus any other non-cash charges (other than gains
                    -------------
or losses on sales of Equipment in the ordinary course of business) which have been subtracted or added in calculating consolidated net income for the period.

          EBITDA for a period means the consolidated net income or loss
          ------
(excluding extraordinary gains and non-cash extraordinary losses) of the Credit Parties for the period (i) plus all Interest Expense, income tax expense,
                           ----
depreciation and amortization (including amortization of any goodwill or other intangibles) for the period and (ii) plus or minus any other non-cash charges
                                     -------------
(other than gains or losses on sales of Equipment in the ordinary course of business) which have been subtracted or added in calculating consolidated net income for the period.

          Effective Date is defined in Section 5.1.
          --------------               -----------

          Eligible Accounts of a Borrower means Accounts of that Borrower deemed
          -----------------
by the Agent in the exercise of its Permitted Discretion to be eligible for inclusion in the calculation of the Borrowing Base for that Borrower, including, without limitation, Accounts arising from Rental Equipment revenues which have been earned but not billed. In determining the amount to be so included, the face amount of such Accounts shall be reduced by the amount of all returns, discounts, deductions, claims, credits, charges, or other allowances. Whenever proceeds of a Loan are to be used by a Borrower, immediately and directly, to purchase Accounts (including, without limitation, in any Acquisition permitted hereunder or any merger of a Person into a Borrower substantially simultaneously with an Acquisition of Such Person permitted hereunder) then, subject to (a) such arrangements as the Agent may reasonably request to insure that the proceeds are so used, (b) the Borrower's compliance with Section 9 of the Security Agreement, (c) in the case of an Acquisition, the satisfaction of the conditions set forth in Section 8.5(g), and (d) the
                                            --------------
satisfaction of all other conditions of eligibility, such Accounts shall be added to Eligible Accounts for purposes of determining the Borrowing Base of such Borrower. Unless otherwise approved in writing by the Agent, an Account shall not be an Eligible Account if:

          (i) it arises out of a sale or lease made by the Borrower to an Affiliate; or

          (ii)  its payment terms are longer than 30 days from date of invoice;
     or

          (iii)  it is unpaid more than 90 days after the date of invoice; or

          (iv) it is from the same account debtor or its Affiliate and fifty percent (50%) or more of all Accounts from that account debtor (and its Affiliates) are ineligible under clause (iii) above; or
                                      ------------

          (v) the Account, together with all other Accounts of an account debtor (and its Affiliates), exceeds 5% of the face value of all Accounts of the Borrowers in the aggregate then outstanding, to the extent of such excess, unless supported by an irrevocable letter of credit satisfactory to the Agent (as to form, substance and issuer) and assigned to and directly drawable by the Agent; or

          (vi) the account debtor for the Account is a creditor or supplier of the Borrower, has or has asserted a right of setoff, has disputed its liability or made any claim with respect to the Account or any other Account which has not been resolved, to the extent of the amount owed by the Borrower to the account debtor or supplier, the amount of such actual or asserted right of setoff or the amount of such dispute or claim, as the case may be; or

          (vii) the Borrower has actual knowledge that the account debtor is (or its assets are) the subject of an Insolvency Event; or

          (viii) the Account is not payable in Dollars or the account debtor for the Account is not located within the continental United States, unless the Account is supported by an irrevocable letter of credit satisfactory to the Agent (as to form, substance and issuer) and assigned to and directly drawable by the Agent; or

          (ix) the sale to the account debtor is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval or consignment basis or made pursuant to any other written agreement providing for repurchase or return; or

          (x) the Agent determines by its own credit analysis that collection of the Account is uncertain or the Account may not be paid and so notifies the Borrower; or

          (xi) the account debtor is the United States of America, any state thereof or the District of Columbia or any department, agency or instrumentality of any of them, unless the Borrower duly assigns its rights to payment of such Account to the Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. (S)(S) 3727 et seq.) or any
                                                           -- ---
     similar statute in such state or the District of Columbia, as applicable;
     or

          (xii) the goods giving rise to such Account have not been shipped and delivered to and accepted by the account debtor, the services giving rise to such Account have not been performed and accepted, or the Account otherwise does not represent a final sale or an enforceable lease contract with respect to such goods; or

          (xiii) the Account does not materially comply with all applicable Requirements of Law; or

          (xiv) the Account is subject to any adverse security deposit, progress payment or other similar advance made by or for the benefit of the applicable account debtor; or

          (xv) it is not assignable, is not subject to a valid and perfected first priority Lien in favor of the Agent, for the benefit of the Holders, or does not otherwise conform to the representations and warranties contained in the Credit Documents, including, without limitation, the representations and warranties in Section 6 of the Security Agreement; or

          (xvi) the account debtor is located in the state of New Jersey or Minnesota and the Borrower has not filed and maintained effective (unless exempt from the requirements for filing) a current Notice of Business Activities Report with the State of New Jersey Division of Taxation or a Minnesota Business Activity Report with the Minnesota Department of Revenue, as applicable.

          Eligible Assignee means a bank, other financial institution or fund
          -----------------
that makes or invests in commercial loans of the same type as the Loans made under this Credit Agreement, in each case which is reasonably acceptable to the Agent.

          Eligible Rental Equipment of a Borrower means the aggregate amount of
          -------------------------
Rental Equipment deemed by the Agent in the exercise of its Permitted Discretion to be eligible for inclusion in the calculation of the Borrowing Base for that Borrower. In determining the amount to be so included, Rental Equipment shall be valued at the lower of net book value or orderly liquidation value on a basis consistent with the Borrower's current and historical accounting practice and with reference to the most recent appraisals delivered pursuant to Section 5.1(a)(iii) of the Original Credit Agreement,
                      -------------------
Section 7.2(b) of the Existing Credit Agreement or Section 7.2(b) of this
--------------                                     --------------
Agreement. Whenever proceeds of a Loan are to be used by a Borrower, immediately and directly, to purchase Rental Equipment (including, without limitation, in any Acquisition permitted hereunder or any merger of a Person into a Borrower substantially simultaneously with an Acquisition of such Person permitted hereunder) then, subject to (a) such arrangements as the Agent may reasonably request to insure that the proceeds are so used, (b) compliance by the Borrower with Section 9 of the Security Agreement, (c) in the case of an Acquisition, the
     ---------
satisfaction of the conditions set forth in Section 8.5(g), and (d) the
                                            --------------
satisfaction of all other conditions of eligibility, such Rental Equipment shall be added to Eligible Rental Equipment for purposes of determining the Borrowing Base of such Borrower. Unless otherwise approved in writing by the Agent, an item of Rental Equipment shall not be included in Eligible Rental Equipment of a Borrower if:

          (i) it is not owned solely by the Borrower or the Borrower does not have good, valid and marketable title thereto or has consigned such item to any other Person (other than another Borrower); or

          (ii)  it is not located in the United States; or

          (iii) it is not subject to a valid and (except with respect to Rental Equipment subject to certificate of title or ownership statutes in states other than California for which certificates of title are not required to be delivered pursuant to the Security Agreement and which are not subject to Permitted Liens) perfected first priority Lien in favor of the Agent, for the benefit of the Holders, except for Liens for unpaid rent or normal and customary warehousing charges with respect to Rental Equipment stored at a contract warehouse, subject to a Collateral Access Agreement executed by the mortgagee, lessor or the contract warehouseman, as the case may be, and segregated or otherwise separately identifiable from goods of others, if any, stored on the premises; or

          (iv) it consists of returned or rejected goods or goods in transit to third parties (other than goods in transit to warehouse sites covered by a Collateral Access Agreement or to a lessee in the ordinary course of business); or

          (v) it is unmerchantable or does not otherwise conform to the representations and warranties contained in the Credit Documents, including, without limitation, the representations and warranties in
     Section 6 of the Security Agreement.
     ---------

          Equipment means (i) with respect to any Borrower or any Parent
          ---------
Guarantor "Equipment" as defined in the Security Agreement and (ii) with respect to any Subsidiary Guarantor, "Equipment" as defined in the Subsidiary Security Agreement to which such Subsidiary Guarantor is a party.

          ERISA means the Employee Retirement Income Security Act of 1974, 29
          -----
U.S.C. (S)(S) 1000 et seq., amendments thereto, successor statutes, and
                   -- ---
regulations or guidance promulgated thereunder.

          ERISA Affiliate means any Person required to be aggregated with a
          ---------------
Credit Party under Sections 414(b), (c), (m) or (o) of the Internal Revenue
Code.

          Eurodollar Lending Office means, with respect to any Lender, the
          -------------------------
office of such Lender specified as its "Eurodollar Lending Office" under its name on Annex I, as such annex may be amended from time to time (or, if no such
        -------
office is specified, its Domestic Lending Office), or such other office or Affiliate of such Lender as such Lender may from time to time specify to the Borrowers and the Agent.

          Eurodollar Rate means, with respect to the Interest Period for each
          ---------------
Eurodollar Rate Loan comprising part of the same Borrowing, an interest rate per
                                                                             ---
annum equal to the rate (rounded upward to the nearest whole multiple of one-
-----
sixteenth (1/16) of one percent (1.00%) per annum, if such rate is not such a
                                        ---------
multiple) of the offered quotation, if any, to first class banks in the Eurodollar market by Bankers Trust Company for U.S. dollar deposits of amounts in immediately available funds comparable to the principal amount of the Eurodollar Rate Loan for which the Eurodollar Rate is being determined with maturities comparable to the Interest Period for which such Eurodollar Rate will apply as of approximately 10:00 A.M. New York City time two Business Days prior to the commencement of such Interest Period.

          Eurodollar Rate Loan means a Loan that bears interest as provided in
          --------------------
Section 4.2.
-----------

          Event of Default is defined in Article 9.
          ----------------               ---------

          Existing Credit Agreement is defined in the recitals to this Credit
          -------------------------
Agreement.

          Existing Lenders is defined in the recitals to this Credit Agreement.
          ----------------

          Expenses means all reasonable costs and expenses of the Agent incurred
          --------
in connection with the Credit Documents and the transactions contemplated therein, including, without limitation, (i) the costs of conducting record searches, examining collateral, opening bank accounts and lockboxes, depositing checks, receiving and transferring funds (including charges for checks for which there are insufficient funds), and other costs of administration and enforcement of the rights of the Lenders under the Credit Documents, (ii) the fees and expenses of legal counsel and paralegals (including the allocated cost of internal counsel and paralegals), accountants, appraisers and other consultants, experts or advisors retained by the Agent, (iii) fees and expenses incurred in connection with the assignments of or sales of participations in the Loans, (iv) the cost of title insurance premiums, real estate survey costs, fees and taxes in connection with the filing of financing statements and (v) the costs of preparing and recording Collateral Documents, releases of Collateral, and waivers, amendments, and terminations of any of the Credit Documents.

          Federal Funds Rate means, for any period, a fluctuating interest rate
          ------------------
per annum equal for each day during such period to the weighted average of the
---------
rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day in New York, New York, for the next preceding Business Day) in New York, New York by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day in New York, New York, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by the Agent.

          Fee Letter means the fee letter addressed to RSC Acquisition from BTCC
          ----------
dated May 12, 1995.

          Fees means, collectively, without duplication, the Unused Line Fee,
          ----
the Letter of Credit Fees, the Issuing Bank Fees and the fees payable pursuant to the Fee Letter and the letters addressed to the Credit Parties from BTCC dated October 14, 1997.

          Financial Covenants means the covenants set forth in  Sections 8.1,
          -------------------                                   ------------
8.2, 8.3, 8.4, 8.5(f), 8.5(g) and 8.10.
---  ---  ---  ------  ------     ----

          Financial Officer means, with respect to any Credit Party, its chief
          -----------------
financial officer, chief accounting officer, treasurer or other officer of such Credit Party designated as such by its chief financial officer, chief accounting officer or treasurer in a written notice to the Agent.

          Financial Statements means the consolidated and consolidating balance
          --------------------
sheets, consolidated and consolidating statements of operations, consolidated and Fiscal Year end consolidating statements of cash flows and consolidated and Fiscal Year end consolidating statements of changes in shareholder's equity of RSC and its Subsidiaries for the period specified, prepared in accordance with GAAP (and, with respect to interim statements, subject to year-end audit adjustments and reclassifications and month-end reconciliations, in each case to the extent consistent with the Credit Parties' current practices, and prepared without footnotes).

          Fiscal Year means the fiscal year of the Credit Parties for accounting
          -----------
and tax purposes, which shall be the 12-month period ending on December 31 of each calendar year.

          Foreign Lender is defined in Section 4.16(d)(i).
          --------------               ------------------

          GAAP means generally accepted accounting principles in the United
          ----
States as in effect from time to time.

          Governing Documents means, with respect to any corporation, limited
          -------------------
liability company or partnership (i) the articles/certificate of incorporation (or the equivalent formation documents) of such corporation or limited liability company, (ii) the partnership agreement executed by the partners in the partnership, (iii) the by-laws (or the equivalent organizational documents) of the corporation, limited liability company or partnership and (iv) any document setting forth the designation, amount and/or relative rights, limitations and preferences of any class or series of such corporation's capital stock or such limited liability company's or partnership's equity or ownership interests.

          Governmental Authority means any nation or government, any state or
          ----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          Guaranty and Contribution Agreements means (i) the Amended and
          ------------------------------------
Restated Guaranty and Contribution Agreement dated as of the Effective Date originally executed by RSC Industrial, RSC Duval, RSC Rents, RSC Center and Walker Jones with respect to the Obligations of RSC Alabama, (ii) the Amended and Restated Guaranty and Contribution Agreement dated as of the Effective Date originally executed by RSC Alabama, RSC Duval, RSC Rents, RSC Center and Walker Jones with respect to the Obligations of RSC Industrial, (iii) the Amended and Restated Guaranty and Contribution Agreement dated as of the Effective Date originally executed by RSC Alabama, RSC Industrial, RSC Rents, RSC Center and Walker Jones with respect to the Obligations of RSC Duval, (iv) the Amended and Restated Guaranty and Contribution Agreement dated as of the Effective Date originally executed by RSC Alabama, RSC Industrial, RSC Duval, RSC Center and Walker Jones with respect to the Obligations of RSC Rents, (v) the Amended and Restated Guaranty and Contribution Agreement dated as of the Effective Date originally executed by RSC Alabama, RSC Industrial, RSC Duval, RSC Rents and Walker Jones with respect to the Obligations of RSC Center (vi) the Amended and Restated Guaranty and Contribution Agreement dated as of the Effective Date originally executed by RSC Alabama, RSC Industrial, RSC Duval, RSC Rents and RSC Center with respect to the Obligations of Walker Jones and (vii) any Guaranty and Contribution Agreement executed after the date hereof by the Borrowers then party to this Credit Agreement with respect to the Obligations of a Subsidiary of a Credit Party which becomes a Borrower pursuant to Section 8.20, in each
                                                       ------------
case in favor of the Agent, the Issuing Bank and the Lenders and in substantially the form of Exhibit C, as any of the same may be amended,
                          ---------
restated, supplemented or otherwise modified in accordance with the terms hereof and thereof.

          Hazardous Substance means any waste, pollutant, hazardous substance,
          -------------------
toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste (including, without limitation, waste oil), radioactive materials, asbestos (in any form or condition), polychlorinated biphenyls
(PCBs), or any constituent of any such substance or waste, and includes, but is not limited to, these terms as defined in, or otherwise regulated by, federal, state or local Requirements of Law.

          Highest Lawful Rate means, at any given time during which any
          -------------------
Obligations shall be outstanding hereunder, the maximum nonusurious interest rate that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations, under the laws of the State of New York (or the law of any other jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Credit Agreement and the other Credit Documents), or under applicable federal laws which may presently or hereafter be in effect and which allow a higher maximum nonusurious interest rate than under the laws of the State of New York (or such other jurisdiction's law), in any case after taking into account, to the extent permitted by applicable law, any and all relevant payments or charges under this Credit Agreement and any other Credit Documents executed in connection herewith, and any available exemptions, exceptions and exclusions.

          Holder means any Person entitled to enforce any of the Obligations,
          ------
whether or not such Person holds any evidence of Indebtedness, including, without limitation, (i) the Agent, (ii) each Lender, (iii) the Issuing Bank,
(iv) each Person entitled to indemnification pursuant to Section 12.10, (v) each
                                                         -------------
Lender in respect of all Loans, obligations and liabilities of the Borrowers to the Lender, including, without limitation, as counterparty under Interest Rate Agreements permitted hereunder and (vi) to the extent permitted by the Credit Documents, the successors, transferees and assigns of any of the foregoing.

          Indebtedness of a Person means, without duplication, (i) indebtedness
          ------------
for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), whether on open account or evidenced by a note, bond, debenture or similar instrument, (ii) obligations under Capital Leases, (iii) reimbursement obligations for letters of credit, banker's acceptances or other credit accommodations, (iv) liabilities, as determined by the Agent, under any Interest Rate Agreement, (v) Contingent Obligations, (vi) Mandatory Redeemable Obligations and (vii) obligations secured by any Lien on that Person's property, even if that Person has not assumed such obligations.

          Insolvency Event means, with respect to any Person, the occurrence of
          ----------------
any of the following: (i) such Person shall be adjudicated insolvent or bankrupt, or shall generally fail to pay or admit in writing its inability to pay its debts as they become due, (ii) such Person shall seek dissolution or reorganization or the appointment of a receiver, trustee, custodian or liquidator for it or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, (iii) such Person shall make a general assignment for the benefit of its creditors, or consent to or acquiesce in the appointment of a receiver, trustee, custodian or liquidator for a substantial portion of its property, assets or business, (iv) such Person shall file a voluntary petition under any bankruptcy, insolvency or similar law or (v) such Person, or a substantial portion of its property, assets or business shall become the subject of an involuntary proceeding or petition for its dissolution, reorganization, or the appointment of a receiver, trustee, custodian or liquidator or shall become subject to any writ, judgment, warrant of attachment, execution or similar process, and any such proceeding, petition, writ, judgment, warrant of attachment, execution or similar process described in this clause (v) shall
     ----------
not be released, vacated or stayed within 60 days after commencement, filing or levy, as the case may be, or in any event by the date which is five days prior to the date of any proposed sale thereunder, or any order for relief shall be entered in any such proceeding.

          Interest Expense means the consolidated expense of the Credit Parties
          ----------------
for interest on Indebtedness, including, without limitation, amortization of original issue discount, incurrence fees (to the extent included in interest expense), the interest portion of any deferred payment obligation and the interest component of any Capital Lease.

          Interest Period means for any Eurodollar Rate Loan to a Borrower the
          ---------------
period commencing on the date of such Borrowing and ending on the last day of the period selected by the Borrower pursuant to the provisions of this Credit Agreement. The duration of each such Interest Period shall be one, two, three or (unless a Lender shall have notified the Agent that the Eurodollar Rate determined by the Agent for the proposed Borrowing will not adequately reflect the cost to the Lender of making or funding its Loan for the Borrowing) six months, in each case as the Borrower may, in an appropriate Notice of Borrowing, Notice of Continuation or Notice of Conversion, select; provided, however, that
                                                        --------  -------
the Borrower may not select any Interest Period with respect to a Revolving Loan that ends after the Revolving Credit Expiration Date or any Interest Period with respect to a Term Loan that ends after the Term Loan Maturity Date. Whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the immediately following Business Day; provided, however, that if such
                                        --------  -------
extension would cause the last day of such Interest Period to occur in the immediately following calendar month, the last day of such Interest Period shall occur on the immediately preceding Business Day.

          Interest Rate Agreement means any interest rate protection or hedge
          -----------------------
agreement, including, without limitation, interest rate future, option, swap and cap agreements.

          Internal Revenue Code means the Internal Revenue Code of 1986,
          ---------------------
amendments thereto, successor statutes, and regulations or guidance (including proposed regulations) promulgated thereunder.

          Inventory means (i) with respect to any Borrower or any Parent
          ---------
Guarantor "Inventory" as defined in the Security Agreement and (ii) with respect to any Subsidiary Guarantor, "Inventory" as defined in the Subsidiary Security Agreement to which such Subsidiary Guarantor is a party.

          Investment means all expenditures made and all liabilities incurred
          ----------
(including Contingent Obligations) for or in connection with the acquisition of stock or Indebtedness of a Person, loans, advances, capital contributions or transfers of property to a Person, or acquisition of assets from a Person (other than the acquisition of individual items of Inventory and Equipment in the ordinary course of business), including, without limitation, Acquisitions. In determining the aggregate amount of Investments outstanding at any particular time, (i) a guaranty shall be valued at not less than the principal amount guaranteed; (ii) returns of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution) shall be deducted; (iii) earnings, whether as dividends, interest or otherwise, shall not be deducted;
                                                             ---
and (iv) decreases in the market value shall not be deducted.
                                             ---

          Investment Property of a Credit Party means all investment property
          -------------------
(as defined in Section 9-114 of the Code) of such Credit Party, including, without limitation, all securities, whether certificated or uncertificated, dividends, cash, instruments, equity securities, financial assets and other interests which are, or are of a type, dealt in or traded on financial markets, or which are recognized in any way as a medium for investment, any property held by a financial or securities intermediary for such Credit Party, securities accounts to which any of the foregoing are credited and warrants, options, puts and calls, and other rights or securities entitlements from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, and all other products and proceeds thereof.

          Issuing Bank means Bankers Trust Company or any Lender, Affiliate of
          ------------
any Lender or other financial institution (acceptable to the Agent and the applicable Borrower which has requested a Letter of Credit) which may at any time issue or be requested to issue a Letter of Credit for the account of the Borrower (or for the joint account of the Borrower and the Agent or any Lender) under this Credit Agreement. If there is more than one Issuing Bank, all references to "the Issuing Bank" shall be deemed to refer to each Issuing Bank or to all Issuing Banks, as the context requires.

          Issuing Bank Fees is defined in Section 4.5(b).
          -----------------               --------------

          Lender is defined in the preamble to this Credit Agreement.
          ------

          Lender Advances is defined in Section 2.2(a).
          ---------------               --------------

          Letter of Credit Fee is defined in Section 4.5(a).
          --------------------               --------------

          Letter of Credit Obligations means the sum of the aggregate undrawn
          ----------------------------
amount of all Letters of Credit outstanding, plus the aggregate amount of all
                                             ----
drawings under Letters of Credit to the extent the Issuing Bank has not been reimbursed by a Borrower, by the Lenders or from the proceeds of Loans deemed requested pursuant to Section 3.5, plus the aggregate amount of all payments
                      -----------  ----
made by the Lenders to the Issuing Bank in respect of participations in Letters of Credit for which a Borrower has not reimbursed the Lenders (other than with respect to outstanding Loans deemed requested pursuant to Section 3.5).
                                                          -----------

          Letter of Credit Request is defined in Section 3.3.
          ------------------------               -----------

          Letters of Credit means standby letters of credit issued for the
          -----------------
account of a Borrower under Article 3 and all amendments, renewals, extensions
                            ---------
or replacements thereof.

          Lien means any lien, claim, charge, pledge, security interest,
          ----
assignment, hypothecation, deed of trust, mortgage, lease, conditional sale, retention of title or other preferential arrangement having substantially the same economic effect as any of the foregoing, whether voluntary or imposed by law.

          Loan means any Revolving Loan or any Term Loan, and Loans means,
          ----                                                -----
collectively, the Revolving Loans and the Term Loans.

          Loan Account is defined in Section 4.10.
          ------------               ------------

          Lockboxes, Lockbox Agreements and Lockbox Banks are defined in Section
          ---------  ------------------     -------------                -------
4.12.
----

          Majority Lenders means, at any particular time, those Lenders whose
          ----------------
Overall Proportionate Shares, in the aggregate, are greater than fifty percent (50%).

          Majority Revolving Credit Lenders means, at any particular time, those
          ---------------------------------
Revolving Credit Lenders whose Revolving Credit Proportionate Shares, in the aggregate, are greater than fifty percent (50%).

          Majority Term Loan Lenders means, at any particular time, those Term
          --------------------------
Loan Lenders whose Term Loan Proportionate Shares, in the aggregate, are greater than fifty percent (50%).

          Mandatory Redeemable Obligation means an obligation of one or more
          -------------------------------
Credit Parties (or guaranteed by any of them) which must be redeemed or repaid
(i) at a fixed or determinable date, whether by operation of sinking fund or otherwise, (ii) at the option of any Person other than a Credit Party, or (iii) upon the occurrence of a condition not solely within the control of a Credit Party, such as a redemption required to be made out of future earnings. For purposes of the Credit Documents, RSC Preferred Stock shall not constitute a Mandatory Redeemable Obligation.

          Margin Stock mean "margin stock" as defined in Regulation G and
          ------------
Regulation U.

          Material Adverse Effect means any change or changes or effect or
          -----------------------
effects that individually or in the aggregate are or are reasonably likely to be materially adverse to (i) the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of RSC and its Subsidiaries, taken as a whole, (ii) the legality, validity or enforceability of this Credit Agreement or any other material Credit Document,
(iii) the ability of the Credit Parties, taken as a whole, to perform any material obligations under the Credit Documents or of the Agent or the Lenders to enforce the Obligations or realize upon the Collateral or (iv) the value of the Collateral or the amount which the Agent or the Lenders would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral.

          Material Contract means any Contractual Obligation to which a Credit
          -----------------
Party is a party (other than the Credit Documents) for which breach, nonperformance, cancellation or failure to renew could have a Material Adverse Effect.

          Multiemployer Plan means a "multiemployer plan" (as defined in Section
          ------------------
4001(a)(3) of ERISA) to which any Credit Party or any ERISA Affiliate has contributed within the past six years or with respect to which the Credit Party or ERISA Affiliate may incur any liability.

          Net Cash Proceeds means, with respect to any Asset Sale relating to
          -----------------
any property of any Credit Party or its Subsidiaries, the aggregate amount of cash consideration received by such Credit Party or such Subsidiary in connection with such transaction after deduction of all reasonable and customary fees, costs and expenses directly incurred by such Credit Party or such Subsidiary in connection therewith, including, without limitation, reasonable and customary underwriting discount, brokerage or selling commissions, if any, and the reasonable fees and disbursements of counsel paid by such Credit Party or such Subsidiary in connection therewith.

          Notes means, collectively, the Revolving Credit Notes and the Term
          -----
Notes, and Note means any Revolving Credit Note or any Term Note.
           ----

          Notice of Borrowing means (i) a notice with respect to the Borrowing
          -------------------
of Revolving Loans substantially in the form of Exhibit D-1 or (ii) a notice
                                                -----------
with respect to the Borrowing of Term Loans substantially in the form of Exhibit
                                                                         -------
D-2.
---

          Notice of Continuation means a notice substantially in the form of
          ----------------------
Exhibit E.
---------

          Notice of Conversion means a notice substantially in the form of
          --------------------
Exhibit F.
---------

          Obligations means all present and future obligations and liabilities
          -----------
of any Credit Party arising under or in connection with this Credit Agreement or any other Credit Document, due or to become due to the Agent, any Issuing Bank, any Lender or any other Person entitled to indemnification pursuant to Section
                                                                       -------
12.10, or (to the extent permitted by the Credit Documents) any of their
-----
respective successors, transferees or assigns, and shall include, without limitation, (i) unpaid principal and interest hereunder (including interest accruing on or after the occurrence of an Insolvency Event, whether or not allowed as a claim in any proceeding relating to the Insolvency Event), (ii) reimbursement obligations under Letters of Credit, (iii) Fees, Expenses and indemnification and expense reimbursement obligations arising under Section
                                                                    -------
12.10, (iv) the Obligations of the Parent Guarantors arising under Article 10 of
-----                                                              ----------
this Credit Agreement, (v) the Obligations of the Borrowers (in their capacity as Guarantors) under the Guaranty and Contribution Agreements, (vi) the Obligations of the Subsidiary

Guarantors under the Subsidiary Guaranty and Contribution Agreements and (vii) all obligations and liabilities of the Borrowers to any Lender in respect of Interest Rate Agreements permitted hereunder.

          Operating Lease means, as applied to any Person, any lease of any
          ---------------
property (whether real, personal or mixed) by that Person as lessee which is not a Capital Lease.

          Original Credit Agreement is defined in the recitals to this Credit
          -------------------------
Agreement.

          Original Lenders is defined in the recitals to this Credit Agreement.
          ----------------

          Overall Proportionate Share of a Lender means, at any particular time,
          ---------------------------
a fraction, expressed as a percentage, obtained by dividing:

          (i) the sum of (A) the Term Loan Commitment of such Lender or, after the funding of the Term Loans, the Term Loan Outstandings of such Lender, plus (B) the Revolving Credit Commitment of such Lender or, if the
     ----
     Revolving Credit Commitments have then been terminated, the sum of (I) the outstanding Revolving Loans made by such Revolving Credit Lender, plus (II)
                                                                       ----
     the amount of such Revolving Credit Lender's unfunded participations in outstanding Letters of Credit, plus (III) the amount of all payments made
                                    ----
     by such Revolving Credit Lender to the Issuing Bank in respect of its participations in Letters of Credit for which a Borrower has not reimbursed such Revolving Credit Lender (other than with respect to outstanding Revolving Loans deemed requested pursuant to Section 3.5); by
                                                  -----------

          (ii) the sum of (A) the Term Loan Commitments or, after the funding of the Term Loans, the Term Loan Outstandings, plus (B) the Revolving Credit
                                                 ----
     Commitments or, if the Revolving Credit Commitments have then been terminated, the sum of (I) the aggregate amount of all Revolving Loans then outstanding, plus (II) the amount of all Revolving Credit Lenders' unfunded
                  ----
     participations in outstanding Letters of Credit, plus (III) the amount of
                                                      ----
     all payments made by all Revolving Credit Lenders to the Issuing Bank in respect of their respective participations in Letters of Credit for which a Borrower has not reimbursed the Revolving Credit Lenders (other than with respect to outstanding Loans deemed requested pursuant to Section 3.5).
                                                               -----------

          Paid In Full, Pay In Full and Payment In Full means, with respect to
          ------------  -----------     ---------------
the Obligations of any Credit Party, (i) the payment in full in cash of all Obligations of such Credit Party (other than, as of any date of payment, the Obligations which are contingent and unliquidated and not due and owing and which pursuant to the provisions of the Credit Documents survive the termination of this Credit Agreement, the repayment of the Loans, the termination of the Revolving Credit Commitments and the expiration or cancellation of all Letters of Credit) and (ii) with respect to Letters of Credit issued for the account of such Credit Party, the termination and surrender for cancellation of such Letters of Credit or the delivery of cash, Cash Equivalents or other Collateral held as security for the Obligations in respect of such Letters of Credit as required by this Credit Agreement or the other Credit Documents.

          Parent Guarantor is defined in the preamble to this Credit Agreement.
          ----------------

          PBGC means the Pension Benefit Guaranty Corporation and any Person
          ----
succeeding to the functions thereof.

          Permitted Discretion means the Agent's reasonable good faith judgment
          --------------------
based upon any factor which it believes in good faith: (i) will or could adversely affect the value of any Collateral, the enforceability or priority of the Liens of the Agent, for the benefit of the Holders, thereon or the amount which the Agent and the Holders would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral; (ii) reasonably suggests that any collateral report or financial information delivered to the Agent by any Credit Party or any Person on behalf of, and at the request of, any Credit Party is incomplete, inaccurate or misleading in any material respect; (iii) materially increases the likelihood of the occurrence of an Insolvency Event involving a Credit Party or any of the Collateral or (iv) creates or reasonably could be expected to create a Default or an Event of Default. In exercising such judgment with respect to a Borrower, the Agent may reasonably consider such factors already included in or tested by the definitions of "Eligible Accounts" or "Eligible Rental Equipment," as well as any of the following: (a) the financial and business climate of the Borrower's industry and general macroeconomic conditions, (b) changes in collection history and dilution with respect to the Accounts of the Borrower,
(c) changes in demand for, and pricing of, Rental Equipment of the Borrower, (d) changes in any concentration of risk with respect to Accounts or Rental Equipment of the Borrower and (e) any other factors that change the credit risk of lending to the Borrower on the security of the Accounts or Rental Equipment of the Borrower. The burden of establishing lack of good faith shall be on the Credit Parties.

          Permitted Lien is defined in Section 8.7.
          --------------               -----------

          Permitted Subordinated Indebtedness means unsecured Indebtedness of
          -----------------------------------
RSC subordinated in right of payment to the Obligations, with respect to which
(i) the principal amount thereof shall not exceed $150,000,000, (ii) the effective interest rate thereon shall not exceed 12% per annum and (iii) the
                                                     --- -----
other terms (including subordination terms) and conditions thereof shall have been approved in writing by the Agent, the Majority Revolving Credit Lenders and the Majority Term Loan Lenders prior to the incurrence thereof, as the same may be amended, supplemented or otherwise modified in accordance with Section 8.21
                                                                  ------------
or otherwise with the prior written consent of the Majority Revolving Credit Lenders and the Majority Term Loan Lenders.

          Person means any natural person, corporation, limited liability
          ------
company, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any Governmental Authority.

          Plan means any Benefit Plan, Multiemployer Plan, Retiree Health Plan
          ----
or other employee benefit plan, program or arrangement maintained or contributed to by a Credit Party or any ERISA Affiliate, or with respect to which any of them may incur liability.

          Prime Lending Rate means the rate which Bankers Trust Company
          ------------------
announces as its prime lending rate from time to time. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Bankers Trust Company and each of the Lenders may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

          Prime Rate Loan means a Loan that bears interest as provided in
          ---------------
Section 4.1.
-----------

          Productive Assets means assets of a kind then used or usable in the
          -----------------
business of a Credit Party as in existence on the Effective Date or in lines of business reasonably related thereto (which shall include assets consisting of the capital stock of an entity acquired in an Acquisition permitted hereunder).

          Pro Forma means the unaudited pro forma consolidated balance sheet of
          ---------
RSC, dated as of September 30, 1997, and giving effect to the Approved Acquisitions, the other acquisitions and transactions described therein and the extensions of credit contemplated by this Credit Agreement, attached hereto as Exhibit G.
---------

              Projections means the forecasted (i) condensed consolidated
              -----------
balance sheet of RSC, (ii) condensed consolidated income statements of RSC,
(iii) condensed consolidated cash flow statements of RSC, (iv) consolidated capitalization statements of RSC and (v) compliance with the Financial Covenants, all prepared by management of the Credit Parties on a basis consistent with the Credit Parties' historical Financial Statements for the period commencing on the Effective Date and ending in 2004, together with appropriate supporting details and a statement of underlying assumptions, attached hereto as Exhibit H.
                   ---------

          Purchase Money Liens is defined in Section 8.6.
          --------------------               -----------

          Quarterly Determination Date means, with respect to any period, each
          ----------------------------
March 31, June 30, September 30 and December 31 occurring during such period.

          Real Property means, with respect to any Person, all of such Person's
          -------------
present and future right, title and interest (including, without limitation, any leasehold estate) in any plots, pieces or parcels of land, and any improvements, buildings, structures and fixtures now or hereafter located or erected thereon or attached thereto of every nature whatsoever.

          Register is defined in Section 12.8(c).
          --------               ---------------

          Regulations A, D, G, U, X and Z means Regulations A, D, G, U, X and Z,
          -------------------------     -
respectively, of the Board of Governors of the Federal Reserve System (or any Governmental Authority succeeding to its functions), in each case as in effect from time to time, and any successor regulations.

          Rental Equipment of any Person means all goods held for rental by such
          ----------------
Person in the ordinary course of business and all used rental goods held for sale by such Person in the ordinary course of business.

          Rental Equipment Utilization means, for any twelve-month period, the
          ----------------------------
result (expressed as a percentage) obtained from dividing (i) the total revenue of the Credit Parties attributable to the rental of Rental Equipment owned or leased by the Credit Parties during such twelve-month period by (ii) the average amount for such twelve-month period of Rental Equipment owned or leased by the Credit Parties as of the last day of each month during such twelve-month period, determined on the basis of the applicable Credit Party's original cost of such Rental Equipment.

          Rental Equipment Utilization Cure Date is defined in Section 8.1.
          --------------------------------------               -----------

          Rent-it-Center is defined in the recitals to this Credit Agreement.
          --------------

          Rent-it-Center Acquisition is defined in the recitals to this Credit
          --------------------------
Agreement.

          Rent-it-Center Acquisition Agreements means (i) the Stock Purchase
          -------------------------------------
Agreement dated as of October 6, 1997 by and among David P. Lanoha, The Lanoha Charitable Remainder Trust, National Christian Charitable Foundation and Richard
F. Lanoha Family Trust, as "Sellers," RSC Center (as assignee of RSC Acquisition), as "Buyer," RSC, as "Parent," and Rent-it-Center, as the "Company," (ii) the Asset Purchase Agreement dated as of October 6, 1997 by and among David P. Lanoha, as "Seller," RSC Center (as assignee of RSC Acquisition), as "Buyer," RSC, as "Parent," and Lanoha Leasing Limited Liability Company, as the "Company," (iii) the Asset Purchase Agreement dated as of October 6, 1997 by and among David P. Lanoha, as "Seller," RSC Center (as assignee of RSC Acquisition), as "Buyer," RSC, as "Parent," and Zuni Rental Enterprises L.L.C., as the "Company"and (iv) the Asset Purchase Agreement dated as of October 6, 1997 by and among David P. Lanoha, as "Seller," RSC Center (as assignee of RSC Acquisition), as "Buyer," RSC, as "Parent," and Center Rental & Sales/Omaha, LLC, as the "Company."

          Rent-it-Center Acquisition Documents means the Rent-it-Center
          ------------------------------------
Acquisition Agreements and all other agreements, documents and instruments relating to the Rent-it-Center Acquisition.

          Reportable Event means any of the events described in Section 4043 of
          ----------------
ERISA and the regulations thereunder.

          Requirement of Law means (i) the Governing Documents of a Person, (ii)
          ------------------
any law, treaty, rule, regulation, order or determination of an arbitrator, court or other Governmental Authority or (iii) any franchise, license, lease, permit, certificate, authorization, qualification, easement, right of way, right or approval binding on a Person or any of its property.

          Requisite Lenders means:
          -----------------

          (i)  all of the Lenders, with respect to (A) any matter described in

     Section 12.11(a) and (B) subject to Section 11.9(b), any matter pertaining
     ----------------                    ---------------
     to all or substantially all of the Collateral;

          (ii) the Majority Revolving Credit Lenders and the Majority Term Loan Lenders, with respect to (A) any matter described in Section 12.11(b), (B)
                                                          ----------------
     the approval of the terms and conditions of any Permitted Subordinated Indebtedness incurred by RSC and (C) subject to clause (i) above and
                                                     ----------
     Section 11.9(b), so long as no Event of Default has occurred and is
     ---------------
     continuing, any matter pertaining to the Collateral;

          (iii) all of the Revolving Credit Lenders, with respect to any matter described in Section 12.11(c);
                  ----------------

          (iv) the Majority Revolving Credit Lenders, with respect to (A) any matter described in Section 12.11(d), (B) subject to clause (i) above and
                         ----------------                 ----------
     Section 11.9(b), after the occurrence and during the continuance of an
     ---------------
     Event of Default and prior to the time that all Obligations owing to the Revolving Credit Lenders have been Paid In Full and the Revolving Credit Commitments have been terminated, any matter pertaining to the Collateral,
     (C) any matter described in Section 2.2(b), 2.8(c), 4.14(c)(ii), 9.2 or
                                 --------------  ------  -----------  ---
     9.3(b) which provides for the consent or waiver of, or instructions by, the
     ------
     Majority Revolving Credit Lenders and (D) subject to clause (iii) above,
                                                          ------------
     any other matter which directly affects the rights or obligations of the Revolving Credit Lenders (and not the Term Loan Lenders);

          (v) all of the Term Loan Lenders, with respect to any matter described in Section 12.11(e);
                  ----------------

          (vi) Term Loan Lenders whose Term Loan Proportionate Shares, in the aggregate, are greater than sixty-six percent (66%), with respect to any matter described in Section 12.11(f);
                         ----------------

          (vii) the Majority Term Loan Lenders, with respect to (A) any matter described in Section 12.11(g), (B) any matter described in Section 2.8(c),
                  ----------------                              --------------
     4.14(c)(ii) or 9.2 which provides for the consent or waiver of, or
     -----------    ---
     instructions by, the Majority Term Loan Lenders and (C) subject to clauses
                                                                        -------
     (v) and (vi) above, any other matter which directly
     ---     ----
affects the interests of the Term Loan Lenders (and not the Revolving Credit Lenders); and

          (viii)  the Majority Lenders, in all other cases.

          Restricted Account, Restricted Account Agreements and Restricted
          ------------------  -----------------------------     ----------
Account Banks are defined in Section 4.12.
-------------                ------------

          Retiree Health Plan means an "employee welfare benefit plan" within
          -------------------
the meaning of Section 3(1) of ERISA that provides benefits to persons after termination of employment, other than as required by Section 601 of ERISA.

          Revolving Credit Commitment of a Revolving Credit Lender means its
          ---------------------------
commitment to make Revolving Loans, to participate in Letters of Credit and to make settlements of Agent Advances pursuant to the terms and conditions of this Credit Agreement, up to the principal amount set forth opposite its name on Annex I or in the Assignment and Assumption Agreement(s) pursuant to which such
-------
Revolving Credit Lender purchased and assumed all or any portion of such commitment, as such amount may be reduced from time to time, and Revolving
                                                                 ---------
Credit Commitments means the aggregate principal amount of the Revolving Credit
------------------
Commitments of all of the Revolving Credit Lenders, the maximum amount of which shall be $500,000,000.

              Revolving Credit Expiration Date means the fifth anniversary of
              --------------------------------
the Effective Date (or, if not a Business Day, the immediately preceding Business Day).

          Revolving Credit Lender means, at any particular time, each Lender
          -----------------------
which has a Revolving Credit Commitment at such time or, if the Revolving Credit Commitments have then been terminated, each Lender which has outstanding Revolving Loans and participations in Letters of Credit (or unreimbursed payments with respect thereto).

          Revolving Credit Note means a promissory note of a Borrower payable to
          ---------------------
the order of any Revolving Credit Lender, substantially in the form of Exhibit
                                                                       -------
I.
-

          Revolving Credit Proportionate Share of a Revolving Credit Lender
          ------------------------------------
means, at any particular time, a fraction, expressed as a percentage, obtained by dividing its Revolving Credit Commitment by the aggregate Revolving Credit Commitments of all the Revolving Credit Lenders or, if the Revolving Credit Commitments have then been terminated, by dividing (i) the sum of (A) the outstanding Revolving Loans made by such Revolving Credit Lender, plus (B) the
                                                                  ----
amount of such Revolving Credit Lender's unfunded participations in outstanding Letters of Credit, plus (C) the amount of all payments made by such Revolving
                   ----
Credit Lender to the Issuing Bank in respect of its participations in Letters of Credit for which a Borrower has not reimbursed such Revolving Credit Lender (other than with respect to outstanding Revolving Loans deemed requested pursuant to Section 3.5), by (ii) the sum of (A) the aggregate amount of all
            -----------
Revolving Loans then outstanding, plus (B) the aggregate amount
                                  ----
of all Revolving Credit Lenders' unfunded participations in outstanding Letters of Credit, plus (C) the aggregate amount of all payments made by all Revolving
           ----
Credit Lenders to the Issuing Bank in respect of their respective participations in Letters of Credit for which a Borrower has not reimbursed the Revolving Credit Lenders (other than with respect to outstanding Loans deemed requested pursuant to Section 3.5).
            -----------

          Revolving Loans is defined in Section 2.1(a)(i).
          ---------------               -----------------

          RSC is defined in the preamble to this Credit Agreement.
          ---

          RSC Acquisition is defined in the preamble to this Credit Agreement.
          ---------------

          RSC Acquisition Borrowers is defined in Section 10.1(b).
          -------------------------               ---------------

          RSC Alabama is defined in the preamble to this Credit Agreement.
          -----------

          RSC Center is defined in the preamble to this Credit Agreement.
          ----------

          RSC Duval is defined in the preamble to this Credit Agreement.
          ---------

          RSC Holdings is defined in the preamble to this Credit Agreement.
          ------------

          RSC Holdings Borrowers is defined in Section 10.1(a).
          ----------------------               ---------------

          RSC Industrial is defined in the preamble to this Credit Agreement.
          --------------

          RSC Preferred Stock means any series of preferred stock of RSC with
          -------------------
respect to which there is no obligation of RSC or any of its Subsidiaries of the type described in the first sentence of the definition of Mandatory Redeemable Obligation other than the mandatory redemption obligations of RSC contained in, and subject to the conditions set forth in, RSC's Governing Documents as in effect on the Effective Date.

          RSC Rents is defined in the preamble to this Credit Agreement.
          ---------

          Security Agreement means the Second Amended and Restated Security and
          ------------------
Pledge Agreement of even date herewith among the Parent Guarantors, the Borrowers and the Agent, for the benefit of the Holders, in substantially the form of Exhibit J, as the same may be amended, restated, supplemented or
        ---------
otherwise modified in accordance with the terms hereof and thereof.

          Settlement Date is defined in Section 2.6(a).
          ---------------               --------------

          Siems means Siems Rental & Sales Co., a Maryland corporation.
          -----

          Siems Acquisition means the acquisition by RSC Alabama of all of the
          -----------------
issued and outstanding capital stock of Siems.

          Siems Acquisition Agreement means the Stock Purchase Agreement dated
          ---------------------------
as of October 31, 1997 by and among Leonard A. Siems, Marvin W. Abbott and Leonard A. Siems, Marvin W. Abbott, Michael E. Mullen and Porter Siems, as trustees of the Siems Employee Stock Ownership Plan, as "Sellers," RSC Alabama, as "Buyer," RSC, as "Parent," and Siems, as the "Company.".

          Siems Acquisition Documents means the Siems Acquisition Agreement and
          ---------------------------
all other agreements, documents and instruments relating to the Siems
Acquisition.

          Siems Acquisition Effective Date is defined in Section 5.3.
          --------------------------------               -----------

          Subsidiary of a Person means any corporation, limited liability
          ----------
company, general or limited partnership or other Person of which securities or other ownership interests having ordinary voting power to elect or appoint a majority of the board of directors, managers or other Persons performing similar functions with respect to such corporation, limited liability company, general or limited partnership or other Person are at the time directly or indirectly owned or controlled by such Person, one or more of the other subsidiaries of such Person or any combination thereof.

          Subsidiary Group means any Borrower which forms or acquires a
          ----------------
Subsidiary after the Effective Date which does not become a Borrower pursuant to
Section 8.20, together with such formed or acquired Subsidiary and any other
------------
direct or indirect Subsidiary of the Borrower which is formed or acquired substantially simultaneously therewith.

          Subsidiary Guarantors means any direct or indirect Subsidiary of any
          ---------------------
Borrower formed or acquired after the Effective Date (other than Rent-it-Center and Siems)which does not become a Borrower pursuant to Section 8.20, in each
                                                       ------------
case until such time as the separate existence of such Persons ceases due to a merger or liquidation required by Section 7.18.
                                  ------------

          Subsidiary Guaranty and Contribution Agreement means any Subsidiary
          ----------------------------------------------
Guaranty and Contribution Agreement executed after the date hereof by any Subsidiary Guarantor with respect to the Obligations of the Borrower which is part of the same Subsidiary Group, in each case in favor of the Agent, the Issuing Bank and the Lenders and in substantially the form of Exhibit K, as any
                                                              ---------
of the same may be amended, restated, supplemented or otherwise modified in accordance with the terms hereof and thereof.

          Subsidiary Security Agreement means any Subsidiary Security and Pledge
          -----------------------------
Agreement executed after the date hereof by any Subsidiary Guarantor and the Agent, for the benefit of the Holders, in each case in substantially the form of Exhibit L, as any of the same may be amended, restated, supplemented or
---------
otherwise modified from time to time in accordance with the terms hereof and thereof.

          Taxes is defined in Section 4.16(a).
          -----               ---------------

          Termination Event means (i) a Reportable Event with respect to any
          -----------------
Benefit Plan or Multiemployer Plan; (ii) the withdrawal of a Credit Party or any ERISA Affiliate from a Benefit Plan during a plan year in which it was a "substantial employer" (as defined in Section 4001(a)(2) of ERISA); (iii) the providing of notice of intent to terminate a Benefit Plan in a distress termination (as described in Section 4041(c) of ERISA); (iv) the institution by the PBGC of proceedings to terminate a Benefit Plan or Multiemployer Plan; (v) any event or condition (A) which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan or Multiemployer Plan or (B) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; or (vi) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of a Credit Party or any ERISA Affiliate from a Multiemployer Plan.

          Term Loan Borrower is defined in the recitals to this Credit
          ------------------
Agreement.

          Term Loan Commitment of a Term Loan Lender means its commitment to
          --------------------
make Term Loans on the Effective Date pursuant to the terms and conditions of this Credit Agreement, up to the principal amount set forth opposite its name on

Annex I, and Term Loan Commitments means the aggregate principal amount of the
-------      ---------------------
Term Loan Commitments of all of the Term Loan Lenders, the maximum amount of which shall be $100,000,000.

          Term Loan Lender means, at any particular time, each Lender which has
          ----------------
a Term Loan Commitment at such time or, after the date of the funding of the Term Loans, each Lender which has any Term Loan Outstandings owing to it at such time.

              Term Loan Maturity Date means the seventh anniversary of the
              -----------------------
Effective Date (or, if not a Business Day, the immediately preceding Business
Day).

          Term Loan Outstandings means, with respect to any Term Loan Lender at
          ----------------------
any particular time, the aggregate outstanding principal balance of the Term Loans owing to such Term Loan Lender.

          Term Loan Proportionate Share of a Term Loan Lender means, at any
          -----------------------------
particular time, a fraction, expressed as a percentage, obtained by dividing its Term Loan Commitment by the aggregate Term Loan Commitments of all the Term Loan Lenders or, after the date of the funding of the Term Loans, by dividing (i) the Term Loan Outstandings of such Term Loan Lender, by (ii) the aggregate Term Loan Outstandings of all Term Loan Lenders.

          Term Loans is defined in Section 2.1(b).
          ----------               --------------

          Term Note means a promissory note of a Term Loan Borrower payable to
          ---------
the order of any Term Loan Lender, substantially in the form of Exhibit M.
                                                                ---------

          Total Indebtedness Ratio as of a Quarterly Determination Date means,
          ------------------------
solely for purposes of determining the Applicable Eurodollar Rate Margin and the Applicable Prime Rate Margin, the ratio of (i) the aggregate amount of all Indebtedness of the Credit Parties outstanding on such Quarterly Determination Date, to (ii) EBITDA, as determined as of such Quarterly Determination Date for the twelve-month period ending on such Quarterly Determination Date, provided,
                                                                     --------
however, that (A) if any Credit Party or Subsidiary of a Credit Party shall have
-------
consummated any Asset Sale or any sale, lease, assignment, transfer or other disposition of assets permitted by Section 8.9(vi) (each, an "Asset
                                   ---------------            -----
Disposition") during such twelve-month period, the EBITDA for such period shall
-----------
be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets that are the subject of any such Asset Disposition for such period or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period and (B) if any Credit Party or Subsidiary of a Credit Party shall have consummated any Acquisition during such twelve-month period, EBITDA for such period shall be calculated after giving pro forma effect thereto (including the pro forma expenses and cost reductions calculated on a basis consistent with Regulation S-X of the Securities Act of 1933, as amended) as if such Acquisition had been consummated on the first day of such period. Whenever any adjustment pursuant to clause (A) or (B) above is to be
                                             ----------    ---
made, the calculations in respect thereof shall be as determined in good faith by a Financial Officer of the applicable Credit Party based on reasonable assumptions. All such calculations and assumptions shall be set forth in an attachment to the quarterly Compliance Certificate(s) delivered pursuant to
Section 7.1(c) covering the period(s) for which such adjustments are applicable
--------------
and shall be in form and substance, reasonably satisfactory to the Agent.

          Trademark Security Agreement means the Second Amended and Restated
          ----------------------------
Trademark Security Agreement of even date herewith among the Parent Guarantors, the Borrowers and the Agent, for the benefit of the Holders, in substantially the form of Exhibit N, as the same may be amended, restated, supplemented or
            ---------
otherwise modified in accordance with the terms hereof and thereof.

          Type means, in reference to a Loan, that it is a Eurodollar Rate Loan
          ----
or a Prime Rate Loan.

          Unused Line Fee is defined in Section 4.4.
          ---------------               -----------

          Walker Jones is defined in the preamble to this Credit Agreement.
          ------------

          1.2  Accounting Terms and Determinations.  Unless otherwise defined or
               -----------------------------------
specified herein, all accounting terms used in this Credit Agreement shall be construed in accordance with GAAP, applied on a basis consistent in all material respects with the audited Financial Statements for the Fiscal Year ending December 31, 1996. All accounting determinations for purposes of determining compliance with the Financial Covenants and any other provision of this Agreement shall be made in accordance with GAAP as in effect on the Effective Date and applied on a basis consistent in all material respects with the audited Financial Statements for the Fiscal Year ending December 31, 1996. The Financial Statements required to be delivered hereunder on and after the Effective Date, and all financial records, shall be maintained in accordance with GAAP, provided, that
                                                                --------
interim Financial Statements shall be subject to year-end audit adjustments and reclassifications and month-end reconciliations, in each case to the extent consistent with the current practices of the Credit Parties, and may be prepared without footnotes. If GAAP shall change from the basis used in preparing the audited Financial Statements for the Fiscal Year ending December 31, 1996 delivered to the Agent, the Compliance Certificate required to be delivered pursuant to Section 7.1(c) shall, at the election of the Credit Parties or upon
            --------------
the request of the Majority Lenders, include calculations setting forth the adjustments necessary to demonstrate how the Credit Parties are in compliance with the Financial Covenants and Sections 8.6(d), 8.9(vi) and 8.14 and whether
                                 ---------------  -------     ----
the Adjusted Eurodollar Rate Margin and Adjusted Prime Rate Margin are to be adjusted due to a change in the Total Indebtedness Ratio, in each case based upon GAAP as in effect on the Effective Date.

          1.3  Computation of Time Periods.  In this Credit Agreement, in the
               ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding". Periods of days referred to in this Credit Agreement shall be counted in calendar days unless Business Days are expressly prescribed. Any period determined hereunder by reference to a month or months or year or years shall end on the day in the relevant calendar month in the relevant year, if applicable, immediately preceding the date numerically corresponding to the first day of such period, provided that if such period commences on the last day
                          --------
of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month during which such period is to end), such period shall, unless otherwise expressly required by the other provisions of this Credit Agreement, end on the last day of the calendar month.

          1.4  Other Terms; Headings.  Terms used herein that are defined in the
               ---------------------
Uniform Commercial Code in effect in the State of New York (the "Code") shall
                                                                 ----
have the meanings given in the Code. Each of the words "hereof," "herein," and "hereunder" refer to this Credit Agreement as a whole. An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in accordance with Section 12.11 or cured (to the extent such Event of Default
                   -------------
can be cured). References to Articles, Sections, clauses, Annexes, Schedules and Exhibits are internal references to this Credit Agreement and to its attachments, unless otherwise specified. The headings and the Table of Contents are for convenience only and shall not affect the meaning or construction of any provision of this Credit Agreement.

                                   ARTICLE 2
                                     LOANS
                                     -----

          2.1  Commitments.
               -----------

               (a)  Revolving Credit Commitments.
                    ----------------------------

                    (i) Subject to the terms and conditions set forth in this Credit Agreement, on and after the Effective Date and until the Revolving Credit Expiration Date, each Revolving Credit Lender severally agrees to make revolving loans and advances to the Borrowers ("Revolving Loans") in an amount not to
                                      ---------------
exceed at any time its Revolving Credit Proportionate Share of the lesser of (A)
                                                               -------------
the total Revolving Credit Commitments and (B) the sum of the Borrowing Bases of the Borrowers, minus, in each case, the then outstanding Letter of Credit
               -----
Obligations. In addition to the limitations set forth in the preceding sentence, the amount of Revolving Loans outstanding to any Borrower shall not exceed at any time the Borrowing Base of that Borrower, minus the Letter of
                                                        -----
Credit Obligations with respect to Letters of Credit issued for the account of that Borrower. The Loans outstanding under (and as defined in) the Existing Credit Agreement on the Effective Date shall automatically, without further action, be deemed to be Revolving Loans outstanding under this Credit Agreement. The Agent may, but shall not be obligated to, rely on each Borrowing Base Certificate and any other schedules or reports in determining the eligibility of Accounts and Rental Equipment.

                    (ii) The Agent, in the exercise of its Permitted Discretion, may (A) establish and increase or decrease reserves against Eligible Accounts and Eligible Rental Equipment, (B) reduce the advance rates provided for in the definition of "Borrowing Base," or restore such advance rates to any level equal to or below the advance rates in effect as of the date of this Credit Agreement and (C) reasonably impose additional restrictions (or eliminate the same) to the standards of eligibility set forth in the definitions of "Eligible Accounts" and "Eligible Rental Equipment." In addition, the Agent, in its reasonable discretion, may establish and increase reserves against Eligible Accounts and Eligible Rental Equipment to the extent that the Credit Parties have not obtained Uniform Commercial Code termination statements within 90 days after (x) the Effective Date with respect to each Uniform Commercial Code financing statement or other filing listed on Schedule D, Part 8.7 and marked with a
                                    --------------------
footnote indicating that a termination statement with respect to such financing statement or filing is forthcoming or reflected on the Uniform Commercial Code searches designated on the Closing Document List as items to be delivered after the Effective Date and (y) the Consummation Date for any Acquisition consummated after the Effective Date with respect to each Uniform Commercial Code financing statement or other filing covering assets to be acquired, directly or indirectly, by any Credit Party in such Acquisition, as shown on the Uniform Commercial Code searches delivered in connection with such Acquisition pursuant to Section 8.5(g) (other than filings certified by the Credit Parties as
   --------------
evidencing Liens which are permitted by Section 8.7(c) and which secure
                                        --------------
Indebtedness permitted by Section 8.6(d)).
                          --------------

                    (iii) Subject to the provisions of this Credit Agreement, each Borrower may repay any outstanding Revolving Loan made to that Borrower on any day which is a Business Day and any amounts so repaid may be reborrowed, up to the amount available under Section 2.1(a)(i) at the time of such Borrowing,
                              -----------------
to the Revolving Credit Expiration Date.

               (b)  Term Loan Commitments.  Subject to the terms and conditions
                    ---------------------
set forth in this Credit Agreement, on the Effective Date, each Term Loan Lender severally agrees to make a term loan to each Term Loan Borrower ("Term Loans")
                                                                  ----------
in an aggregate amount equal to its Term Loan Proportionate Share of the total Term Loan Commitments. The aggregate principal amount of the Term Loan to be advanced to each Term Loan Borrower is set out opposite such Term Loan Borrower's name below:

     ======================================================
          TERM LOAN               PRINCIPAL AMOUNT OF
          BORROWER                      TERM LOAN
     ------------------------------------------------------
           RSC Alabama              $20,000,000
     ------------------------------------------------------
           RSC Center               $20,000,000
     ------------------------------------------------------
           RSC Duval                $20,000,000
     ------------------------------------------------------
           RSC Industrial           $20,000,000
     ------------------------------------------------------
           Walker Jones             $20,000,000
     ======================================================


          2.2  Borrowing of Loans.
               ------------------

               (a)  Generally.  Revolving Loans may be made available to the
                    ---------
Borrower requesting (or deemed to have requested) the Revolving Loans by the Revolving Credit Lenders pursuant to Section 2.2(c) ("Lender Advances") and by
                                     --------------   ---------------
the Agent acting on behalf of the Revolving Credit Lenders pursuant to Section
                                                                       -------
2.2(b) ("Agent Advances").  Term Loans may be made available to the Term Loan
------   --------------
Borrowers by the Term Loan Lenders pursuant to Section 2.2(d).  Except as
                                               --------------
provided in Sections 2.2(b)(ii), 4.11(c) and 4.14, all Borrowings shall be made
            -------------------  -------     ----
only after receipt by the Agent of a Notice of Borrowing (i) on the Effective Date, in the case of a Borrowing on the Effective Date, (ii) not later than 1:00 P.M. New York City time on the Business Day which is the proposed Borrowing date with respect to Lender Advances of Prime Rate Loans made after the Effective Date, (iii) not later than 1:00 P.M. New York City time on the third Business Day prior to the proposed Borrowing date with respect to Lender Advances of Eurodollar Rate Loans after the Effective Date and (iv) not later than 1:00 P.M. New York City time on the Business Day which is the proposed Borrowing date with respect to Agent Advances of Prime Rate Loans made after the Effective Date. Each Borrowing shall, unless otherwise specifically provided herein, consist entirely of Loans of the same Type. Borrowings of Prime Rate Loans on the same Business Day shall be in an aggregate principal amount for all Borrowers requesting that Loans be made as, or converted into, Prime Rate Loans on such Business Day of not less than $1,000,000 or an integral multiple of $500,000 in excess thereof. Borrowings of Eurodollar Rate Loans on the same Business Day shall be in an aggregate principal amount for all Borrowers requesting that Loans be made or continued as, or converted into, Eurodollar Rate Loans with the same Interest Period on such Business Day of not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof. Subject to the foregoing limits, each Borrower may request one or more Borrowings of Prime Rate Loans on the same Business Day, but may request only one Borrowing of Eurodollar Rate Loans (excluding continuations of Eurodollar Rate Loans) for any Business Day (which shall be funded simultaneously with all Loans requested to be made as, or converted into, Eurodollar Rate Loans requested by the other Borrowers on such Business Day). All Term Loans and new Revolving Loans made on the Effective Date shall initially be Prime Rate Loans and thereafter may be continued as Prime Rate Loans or converted into Eurodollar Rate Loans, in the manner provided in Section 4.14(b) and subject to the
                                      ---------------
conditions therein set forth and in Section 5.2. All Revolving Loans outstanding
                                    -----------
on the Effective Date and not repaid under the Existing Credit Agreement shall remain outstanding hereunder as the same Type of Loan, but shall bear interest at the rates provided herein from the Effective Date.

          (b)  Agent Advances of Revolving Loans.   After the Effective Date,
               ---------------------------------
the Agent is authorized by the Revolving Credit Lenders, but is not obligated, to make Agent Advances for its own account (i) upon receiving any Notice of Borrowing requesting Lender Advances or Agent Advances constituting Prime Rate Loans within the applicable time limits set forth in Section 2.2(a) or (ii) upon
                                                     --------------
advice received by the Agent on a Business Day from the Disbursement Account Bank that the face amount of checks drawn on the Disbursement Account, which have been or will be presented for payment on that day exceeds the amount of funds then available in the Disbursement Account. All Agent Advances will be Prime Rate Loans and may be made, at the election of the Agent, without regard to the minimum principal amounts in Section 2.2(a). Agent Advances will be
                                    --------------
subject to periodic settlement with the Revolving Credit Lenders under Section
                                                                       -------
2.6.  For administrative convenience, the Agent may, but is not obligated to,
---
make Agent Advances in reliance upon the Borrowers' actual or deemed representations under Section 5.2 that the conditions for borrowing are
                      -----------
satisfied.  If the conditions for Borrowing under Section 5.2 cannot be
                                                  -----------
fulfilled, the Borrower which requested the Borrowing shall in its Notice of Borrowing or otherwise give immediate notice thereof (specifying the circumstances which prevent the conditions from being fulfilled) to the Agent, with a copy to each of the Revolving Credit Lenders, and the Agent may, but is not obligated to, continue to make Agent Advances for 20 Business Days from the date the Agent first receives such Notice of Borrowing, or until sooner instructed by the Majority Revolving Credit Lenders to cease (the "Agent Advance
                                                                   -------------
Period").  Once notice is given by a Borrower that circumstances exist which
------
prevent the conditions to borrowing from being fulfilled, no additional notice with respect to the same circumstances will be effective to commence a new Agent Advance Period.

          (c)  Lender Advances of Revolving Loans.  If the Agent receives a
               ----------------------------------
Notice of Borrowing within the applicable time limits for Lender Advances pursuant to Section 2.2(a) and does not intend to fund such requested Borrowing
            --------------
as an Agent Advance, the Agent
shall give each Revolving Credit Lender prompt notice by telephone or facsimile transmission of a Notice of Borrowing that requests Lender Advances of Revolving Loans. Subject to the reasonable determination by the Agent and the Revolving Credit Lenders that the applicable conditions for borrowing contained in Article
                                                                         -------
5 are satisfied, each Revolving Credit Lender shall make available to the Agent
-
at the Agent's address specified in Annex I its Revolving Credit Proportionate
                                    -------
Share of such Borrowing in immediately available funds no later than 2:00 P.M. New York City time on the date of receipt of the Notice of Borrowing. Unless the Agent receives contrary written notice prior to the date of any such Borrowing, it is entitled to assume that each Revolving Credit Lender will make available its Revolving Credit Proportionate Share of the Borrowing and in reliance upon that assumption, but without any obligation to do so, may advance such Revolving Credit Proportionate Share on behalf of the Revolving Credit Lender.

          (d)  Borrowings of Term Loans.  Upon the Agent's receipt of a Notice
               ------------------------
of Borrowing with respect to the Term Loans to be made on the Effective Date, the Agent shall give each Term Loan Lender prompt notice by telephone or facsimile transmission of such Notice of Borrowing. Subject to the reasonable determination by the Agent and the Term Loan Lenders that the applicable conditions for borrowing contained in Article 5 are satisfied, each Term Loan
                                      ---------
Lender shall make available to the Agent at the Agent's address specified in Annex I its Term Loan Proportionate Share of such Borrowing in immediately
-------
available funds no later than 2:00 P.M. New York City time on the Effective Date. Unless the Agent receives contrary written notice prior to the Effective Date, it is entitled to assume that each Term Loan Lender will make available its Term Loan Proportionate Share of the Borrowing and in reliance upon that assumption, but without any obligation to do so, may advance such Term Loan Proportionate Share on behalf of the Term Loan Lender.

          2.3  Disbursement of Loans.
               ---------------------

               (a)  Revolving Loans.  The proceeds of Revolving Loans shall be
                    ---------------
transmitted by the Agent (i) to the Disbursement Account upon advice received by the Agent from the Disbursement Account Bank, as described in Section
                                                              -------
2.2(b)(ii), directly to the Disbursement Account, (ii) in the circumstances
----------
described in Section 3.5, directly to the applicable Issuing Bank, (iii) in the
             -----------
circumstances described in Section 4.11(c), directly to the applicable Holder
                           ---------------
and (iv) in all other circumstances, as requested by the Borrower in its Notice of Borrowing.

               (b)  Term Loans.  The proceeds of the Term Loans shall be
                    ----------
transmitted by the Agent as requested by the Term Loan Borrowers in the Notices of Borrowing.

          2.4  Notices of Borrowing.
               --------------------

               (a)  Generally.  Notices of Borrowing may be given by telephone
                    ---------
or facsimile transmission or in writing, and, if by telephone, confirmed by a written Notice of

Borrowing delivered to the Agent by facsimile transmission promptly, but in no event later than 4:00 P.M. New York City time on the same day. Once given, a Notice of Borrowing that requests a Term Loan or a Lender Advance is irrevocable by and binding on the Credit Parties.

               (b)  Revolving Loans.  Each Notice of Borrowing with respect to
                    ---------------
Revolving Loans shall specify (i) the proposed Borrowing date (which shall be a Business Day), (ii) the amount of the proposed Borrowing, (iii) the aggregate principal amount of Revolving Loans and Letter of Credit Obligations of all Borrowers as of the date of such Notice of Borrowing, (iv) the aggregate principal amount of Revolving Loans and Letter of Credit Obligations of the Borrower requesting the Borrowing as of the date of such Notice of Borrowing,
(v) whether the proposed Borrowing will consist of Agent Advances or Lender Advances, (vi) whether the proposed Borrowing will be of Prime Rate Loans or Eurodollar Rate Loans, together with the aggregate principal amount of all Loans of the Type requested by the Borrowers to be made or continued as, or converted into, Loans of such Type on the proposed Borrowing date, (vii) in the case of Eurodollar Rate Loans, the requested Interest Period, (viii) instructions for the disbursement of the proceeds of the proposed Borrowing and (ix) whether the conditions for the requested Borrowing are satisfied.

               (c)  Term Loans.  Each Notice of Borrowing with respect to Term
                    ----------
Loans shall specify (i) the proposed Borrowing date (which shall be a Business
Day), (ii) the amount of the proposed Borrowing, (iii) instructions for the disbursement of the proceeds of the proposed Borrowing and (iv) whether the conditions for the requested Borrowing are satisfied.

          2.5  Authorized Officers and Agents.  On the Effective Date, the
               ------------------------------
Borrowers shall deliver, and from time to time thereafter any Borrower may deliver, to the Agent a certificate setting forth the names of the officers, employees and agents authorized to request Loans and Letters of Credit for each Borrower and to request a conversion or continuation of any Loan, in each instance containing a specimen signature of each such officer, employee or agent. The officers, employees and agents so authorized shall also be authorized to act for the applicable Borrower in respect of all other matters relating to the Credit Documents. The Agent, Lenders and Issuing Bank shall be entitled to rely conclusively on such officer's, employee's, or agent's authority to request any such Loan, Letter of Credit, conversion or continuation until the Agent receives written notice to the contrary. None of the Agent, any Lender or the Issuing Bank shall have any duty to verify the authenticity of the signature appearing on any such certificate, written Notice of Borrowing, Notice of Conversion, Notice of Continuation, or any other document, and, with respect to an oral request for such a Loan, Letter of Credit, conversion or continuation, the Agent shall have no duty to verify the identity of any Person representing himself or herself as one of the officers, employees or agents authorized to make such request or otherwise to act on behalf of the applicable Borrower. None of the Agent, any Lender or the Issuing Bank shall incur any liability to any Borrower or any other Person in acting upon any telephonic or facsimile notice referred to above which the Agent, such Lender, or the Issuing Bank believes to have been given by a duly authorized officer or other person authorized to borrow on behalf of a Borrower.

          2.6  Periodic Settlement of Agent Advances and Repayments.
               ----------------------------------------------------

               (a)  The Settlement Date.  The amount of each Revolving Credit
                    -------------------
Lender's Revolving Credit Proportionate Share of Revolving Loans shall be computed weekly (or more frequently in the Agent's discretion) and shall be adjusted upward or downward based on all Revolving Loans (including Agent Advances) and repayments received by the Agent as of 5:00 P.M. New York City time on the last Business Day of the period specified by the Agent (such date, the "Settlement Date").
     ---------------

               (b)  Summary Statements; Settlements of Principal.  The Agent
                    --------------------------------------------
shall deliver to each of the Revolving Credit Lenders promptly after the Settlement Date a summary statement of the amount of outstanding Revolving Loans (including Agent Advances) for the period and the amount of repayments received for the period. As reflected on the summary statement, subject to Section 2.8,
                                                                  -----------
each Revolving Credit Lender shall transfer to the Agent, or the Agent shall transfer to each Revolving Credit Lender, such amounts as are necessary to insure that, after giving effect to all such transfers (including each Revolving Credit Lender's Revolving Credit Proportionate Share of repayments received by the Agent during the period covered by the summary statement), the amount of Revolving Loans made by each Revolving Credit Lender shall be equal to such Revolving Credit Lender's Revolving Credit Proportionate Share of the aggregate amount of Revolving Loans outstanding as of such Settlement Date. If the summary statement requires transfers to be made to the Agent by the Revolving Credit Lenders and is received prior to 12:00 Noon New York City time on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 P.M. New York City time that day; and, if received after 12:00 Noon New York City time, then no later than 3:00 P.M. New York City time on the next Business Day. The obligation of each Revolving Credit Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Agent.

               (c)  Distribution of Interest and Unused Line Fees.  Interest on
                    ---------------------------------------------
the Revolving Loans (including Agent Advances) together with the amount of the Unused Line Fee, shall be allocated by the Agent to each Revolving Credit Lender in accordance with the Revolving Credit Proportionate Share of Revolving Loans actually advanced by and repaid to each Revolving Credit Lender, and shall accrue from the date such Revolving Loans are so advanced and to the date such Revolving Loans are either repaid by a Borrower or actually settled under this
Section 2.6.  Promptly after the end of each month, the Agent shall distribute
-----------
to each Revolving Credit Lender its Revolving Credit Proportionate Share of the interest and Unused Line Fee accrued and paid (or deemed paid) to the Agent during that month; provided, however, that the Agent shall distribute interest
                   --------  -------
on Eurodollar Rate Loans promptly after it is received.

          2.7  Sharing of Payments.  Subject to Sections 2.8 and 4.11(b), if any
               -------------------              ------------     -------
Lender obtains any payment in excess of its Term Loan Proportionate Share or Revolving Credit Proportionate Share, as applicable, of payments on account of the Loans or Letter of Credit Obligations owing to such Lender, or interest thereon, it will immediately purchase, without warranty or recourse, from the other Term Loan Lenders or Revolving Credit Lenders, as applicable, an undivided interest and participation (which it shall be deemed to have done simultaneously upon the receipt of such payment) in their respective Term Loans or Revolving Loans and Letter of Credit participations, as applicable, sufficient to cause that Lender to share the excess payment ratably with all the other Term Loan Lenders or Revolving Credit Lenders, as applicable; provided, however, that if all or part of such excess payment received by the
--------  -------
purchasing party is thereafter recovered from it, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such party to the extent necessary to adjust for such recovery, but without interest except to the extent the purchasing party is required to pay interest in connection with such recovery. The Credit Parties agree that any Lender so purchasing a participation from another Lender pursuant to this Section 2.7 may,
                                                                -----------
to the fullest extent permitted by law, exercise all its rights of payment (including, subject to Section 9.5, the right of setoff) with respect to such
                       -----------
participation as fully as if such Lender were the direct creditor of the Credit Parties in the amount of such participation.

          2.8  Defaulting Lenders.
               ------------------

               (a) A Lender who fails to pay the Agent its Term Loan Proportionate Share or Revolving Credit Proportionate Share, as applicable, of any Loans (including Agent Advances) made available by the Agent on such Lender's behalf, or who fails to pay any other amount owing by it to the Agent (in either case, in accordance with the terms of this Agreement), is a "Defaulting Lender." The Agent may recover all such amounts owing by a
 -----------------
Defaulting Lender on demand. If the Defaulting Lender does not pay such amounts on the Agent's demand, the Agent shall promptly notify the Borrower which requested the Loans, and the Borrower shall pay such amounts within five Business Days. In addition, the Defaulting Lender or the Borrowers shall pay the Agent interest on such amount for each day from the date it was made available by the Agent to the applicable Borrower to the date it is recovered by the Agent at a rate per annum equal to (i) the Federal Funds Rate, if paid by the
          ---------
Defaulting Lender or (ii) the then applicable rate of interest calculated under
Section 4.1, if paid by the Borrower; plus, in each case, the Expenses and
-----------                           ----
losses, if any, incurred as a result of the Defaulting Lender's failure to perform its obligations.

               (b) The failure of any Lender to fund its Term Loan Proportionate Share or Revolving Credit Proportionate Share, as applicable, of any Loan (including Agent Advances) shall not relieve any other Lender of its obligation to fund its Term Loan Proportionate Share or Revolving Credit Proportionate Share, as applicable, of such Loan. Conversely, no Lender shall be responsible for the failure of another Lender to fund its Term Loan Proportionate Share or Revolving Credit Proportionate Share, as applicable, of a Loan.

               (c) The Agent shall not be obligated to transfer to a Defaulting Lender any payments made by a Credit Party to the Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. The Agent may hold and, in its discretion, re-lend to the applicable Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. For purposes of voting or consenting to matters with respect to the Credit Documents and determining Term Loan Proportionate Shares and Revolving Credit Proportionate Shares, as applicable, such Defaulting Lender shall be deemed not to be a "Lender" and, for such purposes solely, such Lender's Revolving Credit Commitment and Term Loan Outstandings, as applicable, shall be deemed to be zero (-0-). This Section 2.8 shall remain effective with respect to such Lender
             -----------
until the earlier of (w) such Lender shall have cured such default, (x) the Obligations under this Credit Agreement shall have been declared or shall have become immediately due and payable, (y) in the case of the Revolving Credit Lenders, the Revolving Credit Commitments shall have been terminated or (z) the Majority Revolving Credit Lenders (in the case of a default by a Revolving Credit Lender) or the Majority Term Loan Lenders (in the case of a default by a Term Loan Lender), the Agent and the applicable Borrowers shall have waived such Lender's default in writing. The operation of this Section 2.8 shall not be
                                                    -----------
construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Credit Party of its duties and obligations hereunder.


                                   ARTICLE 3
                               LETTERS OF CREDIT
                               -----------------

          3.1  Issuance of Letters of Credit.  Subject to the terms and
               -----------------------------
conditions hereunder and in reliance on the representations and warranties of the Credit Parties set forth herein, the Agent shall from time to time cause the Issuing Bank to issue Letters of Credit hereunder at the request of a Borrower and for its account, as more specifically described below. The Letters of Credit outstanding under (and as defined in) the Existing Credit Agreement on the Effective Date shall automatically, without further action, be deemed to be Letters of Credit outstanding under this Credit Agreement. The Agent shall not be obligated to cause the Issuing Bank to issue any Letter of Credit if:

               (a) Issuance of the requested Letter of Credit (i) would cause the Letter of Credit Obligations then outstanding to exceed $2,000,000.00, (ii) would cause the sum of the Revolving Loans plus the Letter of Credit Obligations
                                           ----
then outstanding to exceed the lesser of (x) the total Revolving Credit
                           -------------
Commitments then in effect and (y) the aggregate of the Borrowing Bases then in effect or (iii) would cause the sum of the Revolving Loans made to the Borrower requesting the Letter of Credit plus the Letter of Credit Obligations then
                                ----
outstanding with respect to Letters of Credit issued for the account of the Borrower to exceed the Borrowing Base of the Borrower then in effect; or

               (b) Issuance of the Letter of Credit is enjoined, restrained or prohibited by any Governmental Authority, Requirement of Law or any request or directive of any Governmental Authority (whether or not having the force of law) or would impose upon the Agent or the Issuing Bank any material restriction, reserve, capital requirement, loss, cost or expense (for which the Agent or the Issuing Bank is not otherwise compensated) not in effect or known as of the Effective Date.

          3.2  Terms of Letters of Credit.  The proposed amount, terms and
               --------------------------
conditions, and form of each Letter of Credit (and of any drafts or acceptances thereunder) shall be subject to approval by the Agent and the Issuing Bank. The term of each Letter of Credit shall not exceed 360 days, but may be subject to annual renewal. No Letter of Credit shall have an expiry date later than five Business Days prior to the Revolving Credit Expiration Date.

          3.3  Notice of Issuance.   A request for issuance of a Letter of
               -------------------
Credit (a "Letter of Credit Request") may be given by telephone or facsimile
           ------------------------
transmission or in writing in substantially the form of Exhibit O, and, if by
                                                        ---------
telephone, confirmed by a written Letter of Credit Request delivered to the Agent by facsimile transmission promptly, but in no event later than 4:00 P.M. New York City time on the same day. A Letter of Credit Request must be received by the Agent no later than 1:00 P.M. New York City time at least five (5) Business Days (or such shorter period as may be agreed to by the Issuing Bank) in advance of the proposed date of issuance. Such Letter of Credit Request shall be irrevocable unless and until such request is denied by the applicable Issuing Bank and shall specify (i) the stated amount of the Letter of Credit requested, (ii) the effective date (which shall be a Business Day) of issuance of such Letter of Credit, (iii) the date on which such Letter of Credit is to expire (which shall be a Business Day and no later than five Business Days prior to the Revolving Credit Expiration Date), (iv) the Person for whose benefit such Letter of Credit is to be issued, (v) other relevant terms of such Letter of Credit, (vi) the aggregate principal amount of Revolving Loans and Letter of Credit Obligations of all Borrowers as of the date of such Letter of Credit Request, (vii) the aggregate principal amount of Revolving Loans and Letter of Credit Obligations of the Borrower requesting the Letter of Credit as of the date of such Letter of Credit Request, (viii) the aggregate Letter of Credit Obligations of all Borrowers as of the date of such Letter of Credit Request and
(ix) whether the conditions for the requested Letter of Credit are satisfied.

          3.4  Revolving Credit Lenders' Participation.  Immediately upon
               ---------------------------------------
issuance or amendment of any Letter of Credit, each Revolving Credit Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation in all rights and obligations under such Letter of Credit (other than fees and other amounts owing to the Issuing Bank) in accordance with such Revolving Credit Lender's Revolving Credit Proportionate Share.

          3.5  Payment of Amounts Drawn Under Letters of Credit.  Upon notice
               ------------------------------------------------
from the Issuing Bank of any drawing under any Letter of Credit, the Agent shall notify the Borrowers of such drawing not later than 11:00 A.M. on the Business Day immediately prior to the date on which the Issuing Bank intends to honor such drawing, provided that the Agent's failure to notify the Borrowers shall
              --------
not affect the obligations of any Borrower hereunder. The Borrower for whose account the Letter of Credit was issued will be deemed to have concurrently given a Notice of Borrowing to the Agent for Revolving Loans constituting Prime Rate Loans in the amount of and at the time of such drawing, which Loans shall not be subject to the conditions set forth in Section 5.2. The proceeds of such
                                              -----------
Revolving Loans shall be applied directly by the Agent to reimburse the Issuing Bank for the amount of such drawing.

          3.6  Payment by Revolving Credit Lenders.  If Revolving Loans are not
               -----------------------------------
made in an amount sufficient to reimburse the Issuing Bank in full for the amount of any draw, the Agent shall promptly notify each Revolving Credit Lender of the unreimbursed amount of such drawing and of such Revolving Credit Lender's respective participation therein. Each Revolving Credit Lender shall make available to the Agent, for the account of the Issuing Bank, the amount of its participation in immediately available funds not later than 1:00 P.M. New York City time on the next Business Day. If any Revolving Credit Lender fails to make available to the Agent the amount of such Revolving Credit Lender's participation, the Issuing Bank shall be entitled to recover such amount on demand from such Revolving Credit Lender together with interest at the Federal Funds Rate for the first three Business Days and thereafter at the Prime Lending Rate. For each Letter of Credit, the Agent shall promptly distribute to each Revolving Credit Lender which has funded the amount of its participation its Revolving Credit Proportionate Share of all payments subsequently received by the Agent from the Borrowers in reimbursement of honored drawings, including any interest thereon. If an Issuing Bank receives any such payment, the Issuing Bank shall promptly pay the same to the Agent, and the Agent shall distribute such payment in accordance with the immediately preceding sentence.

          3.7  Nature of Issuing Bank's Duties.  In determining whether to pay
               -------------------------------
under any Letter of Credit, the Issuing Bank shall be responsible only to determine that the documents and certificates required to be delivered under that Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit. As among the Borrowers, the Issuing Bank and each other Lender, the Borrowers assume all risks of the acts and omissions of the Issuing Bank, except for such actions or omissions that result from the gross negligence or willful misconduct of the Issuing Bank. As among such Persons, the Borrowers also assume all risk of misuse of the Letters of Credit by the respective beneficiaries of such Letters of Credit. Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Issuing Bank any liability to any Borrower, the Agent or any Lender.

          3.8  Obligations Absolute.  The obligations of the Borrowers to
               --------------------
reimburse the Issuing Bank for drawings honored under the Letters of Credit and the obligations of the Revolving Credit Lenders under Sections 3.5 and 3.6 shall
                                                      ------------     ---
be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Credit Agreement under all circumstances including, without limitation, the fact that a Default or an Event of Default shall have occurred and be continuing, provided, in each case, that payment by the Issuing Bank
                   --------
under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of the Issuing Bank under the circumstances in question (as determined by a final judgment of a court of competent jurisdiction).

          3.9  Agent's Execution of Applications and Other Issuing Bank
               --------------------------------------------------------
Documentation; Reliance on Credit Agreement by Issuing Bank.  The Agent shall be
-----------------------------------------------------------
authorized to execute, deliver and perform on behalf of the Revolving Credit Lenders such letter of credit applications, letter of credit modifications and consents and other undertakings for the benefit of the Issuing Bank as may be reasonably necessary or appropriate in connection with the issuance or modification of Letters of Credit requested by a Borrower hereunder. The Lenders, the Agent and the Borrowers all expressly agree that the terms of this Article 3 and various
                                                         ---------
other provisions of this Credit Agreement identifying the Issuing Bank are also intended to benefit the Issuing Bank and the Issuing Bank shall be entitled to enforce the provisions hereof which are for its benefit.

          3.10  Additional Payments.  If by reason of (a) any change after
                -------------------
the date hereof in any Requirement of Law or any change after the date hereof in the interpretation, administration or application by any Governmental Authority of any Requirement of Law or (b) compliance by the Issuing Bank or any Revolving Credit Lender with any direction, request or requirement (whether or not having the force of law) of any Governmental Authority or monetary authority after the date hereof including, without limitation, Regulation D:

          (i) any reserve, deposit or similar requirement is or shall be applicable, imposed or modified in respect of any Letters of Credit issued by the Issuing Bank or participations therein purchased by any Revolving Credit Lender; or

          (ii) there shall be imposed on the Issuing Bank or any Revolving Credit Lender any other condition regarding this Section 3.10, any Letter
                                                      ------------
     of Credit or any participation therein;

and the result of the foregoing is to increase directly or indirectly the cost to the Issuing Bank or any Revolving Credit Lender of issuing, making or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or to reduce the amount receivable in respect thereof by the Issuing Bank or any Revolving Credit Lender, then, and in any such case, the Issuing Bank or such Revolving Credit Lender may, at any time within 180 days after the additional cost is incurred or the amount received is reduced, notify the Borrowers (unless such change or compliance arose or became effective retrospectively, in which case such Revolving Credit Lender or Issuing Bank shall not be limited to such 180-day period so long as such Revolving Credit Lender or Issuing Bank has given such notice to the Borrowers no later than 180 days from the date such change or compliance became applicable to such Revolving Credit Lender or Issuing Bank), and the Borrowers shall pay on demand such amounts as the Issuing Bank or such Revolving Credit Lender may specify to be necessary to compensate the Issuing Bank or such Revolving Credit Lender for such additional cost or reduced receipt, together with interest on such amount from 10 days after the date of such demand until payment in full thereof at a rate equal at all times to the Prime Lending Rate per annum. The determination
                                                  ---------
by the Issuing Bank or any Revolving Credit Lender, as the case may be, of any amount due pursuant to this Section 3.10, as set forth in a certificate setting
                            ------------
forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

                                   ARTICLE 4
                     COMPENSATION, REPAYMENT AND REDUCTION
                     -------------------------------------
                           OF COMMITMENTS AND LOANS
                           ------------------------

          4.1  Interest on Prime Rate Loans.
               ----------------------------

               (a)  Revolving Loans.  Subject to Sections 4.6 and 4.14(b), each
                    ---------------              ------------     -------
Borrower shall pay to the Agent for the account of the Revolving Credit Lenders in accordance with their respective Revolving Credit Proportionate Shares, on the first Business Day of each month and on the Revolving Credit Expiration Date, interest on Revolving Loans (or portions thereof) constituting Prime Rate Loans made to or for the account of the Borrower, calculated monthly in arrears at an interest rate per annum equal to the Prime Lending Rate plus the
                    ---------                                 ----
Applicable Prime Rate Margin on the average net balances owing to the Agent and the Revolving Credit Lenders at the close of business each day during such month. The rate hereunder shall change each day the Prime Lending Rate or the Applicable Prime Rate Margin changes.

               (b)  Term Loans.  Subject to Sections 4.6 and 4.14(b), each Term
                    ----------              ------------     -------
Loan Borrower shall pay to the Agent for the account of the Term Loan Lenders in accordance with their respective Term Loan Proportionate Shares, on the first Business Day of each month and on the Term Loan Maturity Date, interest on Term Loans (or portions thereof) constituting Prime Rate Loans made to or for the account of the Term Loan Borrower, calculated monthly in arrears at an interest rate per annum equal to the Prime Lending Rate plus 1.00% per annum on the
     ---------                                 ----       --- -----
average net balances owing to the Agent and the Term Loan Lenders at the close of business each day during such month. The rate hereunder shall change each day the Prime Lending Rate changes.

          4.2  Interest on Eurodollar Rate Loans.
               ---------------------------------

               (a)  Generally.  Subject to Section 4.6, interest on Eurodollar
                    ---------              -----------
Rate Loans shall be payable by the Borrower for whose account the Loans were made on the last day of each Interest Period with respect to such Eurodollar Rate Loans (and, in the case of any Eurodollar Rate Loan with an Interest Period of six months, on the three-month anniversary of the commencement of that Interest Period), at the date of conversion of such Eurodollar Rate Loans (or a portion thereof) to a Prime Rate Loan and at maturity of such Eurodollar Rate Loans. After maturity of such Eurodollar Rate Loans (whether by acceleration or otherwise), interest shall be payable upon demand. The Agent, upon determining the Adjusted Eurodollar Rate for any Interest Period, shall promptly notify the Borrowers and the applicable Lenders by telephone (confirmed promptly in writing) or in writing thereof. Each determination by the Agent of the Adjusted Eurodollar Rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

               (b)  Revolving Loans.  Revolving Loans (or portions thereof)
                    ---------------
constituting Eurodollar Rate Loans shall accrue interest at a rate per annum
                                                                   ---------
equal during the

Interest Period for such Eurodollar Rate Loans to the Adjusted Eurodollar Rate for the Interest Period in effect for such Eurodollar Rate Loans plus the
                                                                 ----
Applicable Eurodollar Rate Margin. The interest rate for Revolving Loans hereunder shall change each day the Applicable Eurodollar Rate Margin changes.

               (c)  Term Loans.  Term Loans (or portions thereof) constituting
                    ----------
Eurodollar Rate Loans shall accrue interest at a rate per annum equal during the
                                                      ---------
Interest Period for such Eurodollar Rate Loans to the Adjusted Eurodollar Rate for the Interest Period in effect for such Eurodollar Rate Loans plus the 2.50%
                                                                 ----
per annum.
---------

          4.3  Interest on Other Obligations.  Subject to Section 4.6, the
               -----------------------------              -----------
Borrowers jointly and severally agree to pay to the Agent for the account of the Agent, the Issuing Bank and the Lenders, ratably, based on the amount of all other Obligations owing to such Persons, on the first Business Day of each month, interest on all other Obligations owing to such Persons, calculated monthly in arrears at an interest rate per annum equal to the Prime Lending Rate
                                       ---------
on the average net balances owing to the Agent, the Issuing Bank and the Lenders at the close of business each day during such month. The rate hereunder shall change each day the Prime Lending Rate changes.

          4.4  Unused Line Fee.  The Borrowers jointly and severally agree to
               ---------------
pay to the Agent, for the account of the Revolving Credit Lenders in accordance with their respective Revolving Credit Proportionate Shares, a fee (the "Unused
                                                                         ------
Line Fee"), accruing at the rate of 0.25% per annum on the average daily amount
--------                                  ---------
by which the Revolving Credit Commitments at the close of business on such day exceeds the sum of (a) the outstanding principal amount of the Revolving Loans, plus (b) the outstanding Letter of Credit Obligations, for the period commencing
----
on the Effective Date and ending on the Revolving Credit Expiration Date, such Unused Line Fee being payable (i) monthly, in arrears, commencing on the first day of the calendar month immediately following the Effective Date and (ii) on the Revolving Credit Expiration Date

          4.5  Letter of Credit Fees.
               ---------------------

               (a) Each Borrower for whose account a Letter of Credit has been issued shall pay to the Agent, for the benefit of the Revolving Credit Lenders in accordance with their respective Revolving Credit Proportionate Shares, on the first day of each month a fee (the "Letter of Credit Fee"), calculated at a
                                        --------------------
rate per annum equal to the Applicable Eurodollar Rate Margin on the daily
     ---------
weighted average amount of Letter of Credit Obligations outstanding during the immediately preceding month with respect to Letters of Credit issued for the account of the Borrower. The rate hereunder shall change each day the Applicable Eurodollar Rate Margin changes. Notwithstanding the foregoing, Letter of Credit Fees on Letter of Credit Obligations outstanding after the occurrence and during the continuance of an Event of Default shall be payable on demand at a rate equal to 4.00% per annum.
                                ---------

               (b) Each Borrower for whose account a Letter of Credit is to be (or has been) issued shall also pay the customary charges, fees and expenses of Bankers Trust Company for the issuance, administration and negotiation of each Letter of Credit (if Bankers Trust Company is the Issuing Bank), and the Agent shall be entitled to charge to the Loan Account of that Borrower such fees, charges and expenses of the Issuing Bank (if not Bankers Trust Company) as and when incurred by the Agent, any Lender or the Issuing Bank (in each case, the "Issuing Bank Fees").
 ------------------

               (c) Each determination by the Agent of Letter of Credit Fees, Issuing Bank Fees and other fees, charges and expenses under this Section 4.5
                                                                  -----------
shall be conclusive and binding for all purposes, absent manifest error.

          4.6  Interest After Event of Default.
               -------------------------------

               (a)  Revolving Loans.  From the date of occurrence of an Event of
                    ---------------
Default until the earlier of (i) the date all Revolving Loans owing to the Revolving Credit Lenders have been Paid In Full and (ii) the date as of which such Event of Default is waived or cured, each Borrower shall be obligated to pay to the Revolving Credit Lenders interest on all outstanding Revolving Loans (other than Revolving Loans constituting Eurodollar Rate Loans) calculated at a rate per annum equal to the Prime Lending Rate plus 2.50%, payable upon demand.
     ---------                                 ----
In the case of Revolving Loans constituting Eurodollar Rate Loans, at the time any such increase in the interest rate is effective under this Section 4.6, each
                                                               -----------
Borrower shall be obligated to pay to the Revolving Credit Lenders interest on all such outstanding Eurodollar Rate Loans calculated at a rate per annum equal
                                                                ---------
to the Adjusted Eurodollar Rate for the Interest Period, in each case, in effect for such Eurodollar Rate Loans plus 4.00%, payable at the end of such Interest
                               ----
Period. Upon the expiration of the Interest Period in effect such Eurodollar Rate Loans shall thereupon become Prime Rate Loans and shall thereafter bear interest payable upon demand at a rate per annum equal to the Prime Lending Rate
                                       ---------
plus 2.50%.  Nothing in this Section 4.6(a) prohibits the right of the Revolving
----                         --------------
Credit Lenders to waive any such increase in the interest rate applicable to Revolving Loans.

               (b)  Term Loans.  From the date of occurrence of an Event of
                    ----------
Default until the earlier of (i) the date all Term Loan Outstandings have been Paid In Full and (ii) the date as of which such Event of Default is waived or cured, each Term Loan Borrower shall be obligated to pay to the Term Loan Lenders interest on all Term Loan Outstandings (other than Term Loans constituting Eurodollar Rate Loans) calculated at a rate per annum equal to the
                                                         ---------
Prime Lending Rate plus 3.00%, payable upon demand.  In the case of Term Loans
                   ----
constituting Eurodollar Rate Loans, at the time any such increase in the interest rate is effective under this Section 4.6, each Term Loan Borrower shall
                                      -----------
be obligated to pay to the Term Loan Lenders interest on all such outstanding Eurodollar Rate Loans calculated at a rate per annum equal to the Adjusted
                                           ---------
Eurodollar Rate for the Interest Period, in each case, in effect for such Eurodollar Rate Loans plus 4.50%, payable at the end of such Interest Period.
                      ----
Upon the expiration of the Interest Period in effect such Eurodollar Rate Loans shall thereupon become Prime Rate Loans and shall thereafter bear interest payable upon demand at a rate per annum
                              ---------
equal to the Prime Lending Rate plus 3.00%. Nothing in this Section 4.6(b)
                                ----                        --------------
prohibits the right of the Term Loan Lenders to waive any such increase in the interest rate applicable to Term Loans.

               (c)  Other Obligations.  From the date of occurrence of an Event
                    -----------------
of Default until the earlier of (i) the date all Obligations have been Paid in Full and (ii) the date as of which such Event of Default is waived or cured, each Borrower shall be obligated to pay to the Agent, for the ratable benefit of the Agent, the Issuing Bank and the Lenders, interest on all outstanding Obligations (other than the principal amount of Loans) calculated at a rate per
                                                                            ---
annum equal to the Prime Lending Rate plus 2.00%, payable upon demand.  Nothing
-----                                 ----
in this Section 4.6(c) prohibits the right of the Agent, the Issuing Bank or the
        --------------
Lenders, as applicable, to waive any such increase in the interest rate applicable to the Obligations owing to such Person(s).

          4.7  Expenses.  The Borrowers jointly and severally agree to reimburse
               --------
the Agent's Expenses promptly upon demand.

          4.8  Mandatory Payment of Revolving Loans; Reduction of Revolving
               ------------------------------------------------------------
Credit Commitments.
------------------

               (a)  Mandatory Payment of Revolving Loans.  Except during the
                    ------------------------------------
Agent Advance Period, each Borrower shall, without notice or demand of any kind, immediately make such repayments of the Revolving Loans to the extent necessary to reduce (i) the aggregate outstanding principal amount of all Revolving Loans (together with, in the case of Revolving Loans constituting Eurodollar Rate Loans, any payment required to be made pursuant to Section 4.14(d) as a result
                                                   ---------------
of such payment) to an amount less than or equal to the lesser of (A) the total
                                                    -------------
Revolving Credit Commitments and (B) the sum of the Borrowing Bases of all Borrowers, minus, in each case, the then outstanding Letter of Credit
           -----
Obligations and (ii) the aggregate outstanding principal amount of Revolving Loans made to or for the account of that Borrower to an amount less than or equal to the Borrowing Base of that Borrower, minus the then outstanding Letter
                                              -----
of Credit Obligations with respect to Letters of Credit issued for the account of that Borrower.

               (b)  Reduction of Revolving Credit Commitments.  On the Revolving
                    -----------------------------------------
Credit Expiration Date, the Commitment of each Revolving Credit Lender shall automatically terminate and may not be reinstated. Upon not less than three (3) Business Days' prior written notice to the Agent (which the Agent shall promptly transmit to each Revolving Credit Lender), the Borrowers may permanently reduce in part or terminate in whole the Revolving Credit Commitments at any time and from time to time without premium or penalty, provided that the Borrowers shall
                                              --------
have made whatever payment may be required to reduce the sum of the principal amount of the Revolving Loans, plus the Letter of Credit Obligations to an
                               ----
amount less than or equal to the Revolving Credit Commitments as reduced or terminated (together with, in the case of Revolving Loans constituting Eurodollar Rate Loans, any payment required to be made pursuant to Section
                                                                   -------
4.14(d) as a result of such payment).  Any
-------
partial reduction must be in an aggregate amount for all the Revolving Credit Lenders of not less than $1,000,000 (and in increments of $500,000 in excess of such amount), and shall reduce the Revolving Credit Commitment of each Revolving Credit Lender proportionately in accordance with its Revolving Credit Proportionate Share. Any notice of termination or reduction given to the Agent under this Section 4.8(b) shall be irrevocable and shall specify the date (which
           --------------
shall be a Business Day) of such termination or reduction and, with respect to a partial reduction, the aggregate principal amount thereof. Once reduced, no portion of the Revolving Credit Commitments may be reinstated.

               (c)  Mandatory Reductions relating to Asset Sales.  Upon
              --------------------------------------------
consummation of any Asset Sale, the Credit Parties shall commit in writing within 270 days after the consummation of such Asset Sale to reinvest the Net Cash Proceeds resulting therefrom and/or reduce the Revolving Credit Commitments and shall so reinvest such Net Cash Proceeds or reduce the Commitments within 365 days after the consummation of such Asset Sale, as follows: (i) any Borrower shall reinvest such Net Cash Proceeds in Productive Assets or (ii) unless the Borrowers shall have provided to the Agent evidence reasonably satisfactory to the Agent of the reinvestment described in clause (i) above prior to the date
                                           ----------
which is 365 days after the consummation of such Asset Sale, the Revolving Credit Commitments shall be automatically reduced as of the 365th day after such consummation in an amount equal to any such Net Cash Proceeds not reinvested pursuant to clause (i) (and the Borrowers shall make any payment required by
            ----------
Section 4.8(a) after giving effect to such reduction).
--------------

          4.9  Amortization and Prepayment of Term Loans.
               -----------------------------------------

               (a)  Amortization of Term Loans.  The Term Loans shall be
                    --------------------------
repayable by the Term Loan Borrowers in seven (7) consecutive annual installments beginning on the first anniversary of the Effective Date and continuing thereafter on each anniversary thereof through the Term Loan Maturity Date. Each of the first six (6) installments shall be in the aggregate amount of $1,000,000, apportioned among the Term Loan Borrowers as follows: (i) RSC Alabama, $200,000; (ii) RSC Center, $200,000; (iii) RSC Duval, $200,000; (iv)
RSC Industrial, $200,000; and (v) Walker Jones, $200,000. The final installment shall be in the aggregate amount of the Term Loan Outstandings of each Term Loan Borrower as of the Term Loan Maturity Date.

               (b)  Voluntary Prepayment of Term Loans.
                    ----------------------------------

                    (i) Upon not less than three (3) Business Days' prior written notice to the Agent (which the Agent shall promptly transmit to each Term Loan Lender) and so long as no Event of Default has occurred and is then continuing, the Term Loan Borrowers may prepay all or any portion of the Term Loan Outstandings, provided that, in the case of Term Loans constituting
                   --------
Eurodollar Rate Loans, any payment required to be made pursuant to Section
                                                                   -------
4.14(d) as a result of such prepayments shall have been or concurrently
-------
therewith be made. Unless the aggregate Term Loan Outstandings are to be prepaid in full, voluntary prepayments of the Term Loans shall be in an aggregate minimum amount of $1,000,000 and in increments of $500,000 in excess of such amount. Each voluntary prepayment shall be applied to the unpaid installments of the Term Loans in the inverse order of maturity and shall permanently reduce the Term Loan Outstandings of each Term Loan Lender ratably in accordance with its Term Loan Proportionate Share. Any notice of prepayment given to the Agent under this
Section 4.9(b) shall specify the date (which shall be a Business Day) of
--------------
prepayment, the aggregate principal amount of the prepayment and any allocation of such amount among Prime Rate Loans and Eurodollar Rate Loans. When notice of prepayment is delivered as provided herein, the principal amount of the Term Loans specified in the notice shall become due and payable on the prepayment date specified in such notice.

                    (ii)  The prepayments of the Term Loans described in clause
                                                                         ------
(i) above may be made without premium or penalty (except as provided in Section
---                                                                     -------
4.14(d)); provided, however, that if the Term Loan Borrowers prepay all or any
-------   --------  -------
portion of the Term Loans pursuant to clause (i) on or prior to the second
                                      ----------
anniversary of the Effective Date, the Term Loan Borrowers shall pay a prepayment penalty to the Agent, for the benefit of the Term Loan Lenders based upon their respective Term Loan Proportionate Shares, on the date of such prepayment in an amount equal to (i) two percent (2.00%) of the principal amount so prepaid, if such prepayment is made on or prior to the first anniversary of the Effective Date or (ii) one percent (1.00%) of the principal amount so prepaid, if such prepayment is made after such first anniversary and on or prior to the second anniversary of the Effective Date.

               (c)  Mandatory Prepayments relating to Asset Sales.  If the
                    ---------------------------------------------
Revolving Credit Commitments have been terminated and all Obligations payable to the Revolving Credit Lenders have been Paid In Full, to the extent and on the date the Borrowers would otherwise be required to effect a reduction in the Revolving Credit Commitments as a result of an Asset Sale pursuant to Section
                                                                      -------
4.8(c) if the Revolving Credit Commitments were still in effect, the Term Loan
------
Borrowers shall make a mandatory prepayment of the Term Loans which mandatory prepayment shall be applied to the unpaid installments of the Term Loans in the inverse order of maturity and shall permanently reduce the Term Loan Outstandings of each Term Loan Lender ratably in accordance with its Term Loan Proportionate Share.

               (d)  No Readvance of Term Loans.  Any repayment or prepayment of
                    --------------------------
all or any portion of the principal amount of the Term Loans shall constitute a permanent reduction in the Term Loan Outstandings and may not be readvanced to any Term Loan Borrower.

          4.10  Maintenance of Loan Account; Statements of Account.  The Agent
                --------------------------------------------------
shall maintain an account on its books in the name of each Borrower (the "Loan
                                                                          ----
Account" of that Borrower) in which the Borrower will be charged with all Loans
-------
and advances made by the Agent or the Lenders to the Borrower or for the Borrower's account, including the Loans, the Letter of Credit Obligations, the Fees, the Expenses and any other Obligations. The Loan Account will be credited with all payments received by the Agent from the Borrower or for the Borrower's account, including all amounts received in such Borrower's Concentration Account from any Lockbox Bank or Restricted Account Bank maintained by such Borrower. The Agent shall send each Borrower a monthly statement reflecting the activity in its Loan Account. Absent manifest error, each monthly statement shall be an account stated and shall be final, conclusive and binding on the Borrowers.

          4.11  Payment Procedures.
                ------------------

               (a)  Manner and Time of Payment.  All payments of principal of
                    --------------------------
and interest on the Loans and other Obligations (including, without limitation, Fees and Expenses) which are payable to the Agent, the Lenders or the Issuing Bank shall be made without condition or reservation of right, and, with respect to payments made other than from application of deposits in the Concentration Account, in immediately available funds, delivered to the Agent not later than 1:00 P.M. New York City time on the date and at the place due, to such account of the Agent as it may designate, for the account of the Agent, the Lenders or the Issuing Bank, as the case may be; and funds received by the Agent not later than 1:00 P.M. New York City time on any given Business Day shall be credited against payment to be made that day and funds received by the Agent after that time shall be deemed to have been paid on the immediately following Business Day. Payments actually received by the Agent for the account of the Lenders or the Issuing Bank, or any of them, shall be paid to them by the Agent promptly after receipt thereof.

               (b)  Apportionment and Application of Payments.
                    -----------------------------------------

                    (i)   Subject to the provisions of Sections 2.8,
                                                       ------------
4.11(b)(ii) and 4.11(b)(iii), all payments of principal and interest in
-----------     ------------
respect of outstanding Loans, all payments of Fees and Expenses and all other payments in respect of any other Obligations, shall be allocated among such of the Lenders and the Issuing Bank as are entitled thereto, in proportion to their respective Term Loan Proportionate Shares or Revolving Credit Proportionate Shares, as applicable, or as otherwise provided herein.

                    (ii)  Except as provided in Section 4.11(b)(iii) and
                                                --------------------
subject to the provisions of Section 2.8, all such payments and any other
                             -----------
amounts received by the Agent from or for the benefit of a Borrower shall be applied first, (A) if such payment or amount is in respect of principal or
        -----
interest on the Revolving Loans, to pay principal of and interest on any portion of the Revolving Loans to the Borrower which the Agent may have advanced on behalf of any Revolving Credit Lender (including Agent Advances) for which the Agent has not then been reimbursed by such Revolving Credit Lender or the Borrower or (B) if such payment or amount is in respect of principal or interest on the Term Loans, to pay principal of and interest on any portion of the Term Loans to the Term Loan Borrower which the Agent may have advanced on behalf of any Term Loan Lender for which the Agent has not then been reimbursed by such Term Loan Lender or the Term Loan Borrower, second, to pay the principal of the
                                            ------
Loans (or any installment thereof) advanced to the Borrower which are then due and payable in the order described hereinbelow and interest on such Loans then due and payable, ratably, based on the then outstanding balances of such Loans, third, to pay all other
-----
ratably, and fourth, as Obligations then due and payable by the Borrower, the
             ------
Borrower so designates.  All such principal and interest payments in respect of Loans shall be applied first, to repay outstanding Prime Rate Loans and then
                          -----                                            ----
to repay outstanding Eurodollar Rate Loans with those Eurodollar Rate Loans which have earlier expiring Interest Periods being repaid prior to those which have later expiring Interest Periods.

                    (iii)  Except as provided in Section 9.5, upon the
                                                 -----------
termination of the Revolving Credit Commitments or the acceleration of the Obligations pursuant to Section 9.2 and until such time, if any, as such
                        -----------
termination or acceleration has been rescinded pursuant to Section 9.3, all
                                                           -----------
payments and all proceeds of Collateral received by the Agent shall be applied in the following order: first, to the payment of any Fees, Expenses or other
                         -----
Obligations due and payable to the Agent (in its capacity as such) under any of the Credit Documents, including Agent Advances and any other amounts advanced by the Agent on behalf of the Lenders; second, to the payment of any Fees, expenses
                                    ------
or other Obligations due and payable to the Issuing Bank (in its capacity as such) under any of the Credit Documents; third, to the payment of any Fees,
                                         -----
Expenses or indemnification Obligations due and payable to the Lenders under any of the Credit Documents, ratably, based on the outstanding balances of such Fees, Expenses and indemnification Obligations; fourth, to the payment of
                                                ------
interest due on the Loans, ratably, in accordance with the Lenders' respective Overall Proportionate Shares; fifth, to the payment of principal due on the
                              -----
Revolving Loans, ratably, in accordance with the Revolving Credit Lenders' respective Revolving Credit Proportionate Shares; sixth, to the payment of
                                                  -----
principal due on the Term Loans, ratably, in accordance with the Term Loan Lenders' respective Term Loan Proportionate Shares; seventh, to the payment of
                                                    -------
all other Obligations due and payable to the Lenders, ratably, based on the outstanding balances of such Obligations; and eighth, to the payment of all
                                              ------
other Obligations owing to any Holder, ratably, based on the outstanding balances of such Obligations.

                    (iv)   Subject to Sections 2.6 and 2.8, the Agent shall
                                      ------------     ---
promptly distribute to each Lender and Issuing Bank at its primary address set forth on Annex I or in the Assignment and Assumption Agreement by which it
         -------
became a Lender or Issuing Bank, or at such other address as a Lender, an Issuing Bank or other Holder may request in writing, such funds as such Person may be entitled to receive; provided, however, that the Agent shall under no
                            --------  -------
circumstances be bound to inquire into or determine the validity, scope or priority of any interest or entitlement of any Holder and may suspend all payments or seek appropriate relief (including, without limitation, instructions from the Requisite Lenders or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby.

               (c)  Charging of Loan Account.  The Agent, in its sole discretion
                    ------------------------
subject only to the terms of Section 4.11(b)(iii) and this Section 4.11(c), may
                             --------------------          ---------------
pay from the proceeds of Revolving Loans made to a Borrower hereunder, whether made following a request by the Borrower pursuant to Section 2.2 or a deemed
                                                     -----------
request as provided in this Section 4.11(c), all interest, Fees, Expenses and
                            ---------------
other payments to be made to the Revolving Credit Lenders hereunder and under the other Credit Documents if and to the extent such payment is not made when due hereunder; provided, however, that the Agent shall
                                        --------  -------
give the Borrower at least three days' written notice of the amount payable prior to the payment date of any such payment, the payment date of which is not otherwise specified hereunder. Each Borrower hereby irrevocably authorizes the Revolving Credit Lenders to make Revolving Loans, which Loans shall be Prime Rate Loans, in each case, upon notice from the Agent as described in the following sentence for the purpose of paying such Obligations, and agrees that all such Loans so made shall be deemed to have been requested by it pursuant to
Section 2.2 as of the date of the aforementioned notice.  The Agent shall
-----------
request Revolving Loans on behalf of a Borrower as described in the immediately preceding sentence by notifying the Revolving Credit Lenders by telecopy, telegram or other similar form of transmission (which notice the Agent shall thereafter promptly transmit to the Borrower), of the amount and date of the proposed Borrowing and that such Borrowing is being requested on the Borrower's
behalf pursuant to this Section 4.11(c).   On the proposed Borrowing date for
                        ---------------
such Revolving Loan, the Revolving Credit Lenders shall make the requested Revolving Loans in accordance with the procedures and subject to the conditions specified in Section 2.2(c). The Borrower's obligations to the Agent and the
             --------------
Revolving Credit Lenders with respect to such payments shall be discharged by the Agent's receipt of the proceeds of such Revolving Loans.

               (d)  Payments on Non-Business Days.  Whenever any payment to be
                    -----------------------------
made by a Borrower hereunder or under the Notes is stated to be due on a day which is not a Business Day, the payment shall instead be due on the immediately following Business Day (except as set forth in the proviso to the third sentence of the definition of "Interest Period" with respect to payments due on the immediately preceding Business Day), and any such extension of time shall be included in the computation of the payment of interest and Fees hereunder.

          4.12  Collection of Accounts.  Each Borrower shall maintain at all
                ----------------------
times a lockbox (individually, a "Lockbox" and collectively, the "Lockboxes")
                                  -------                         ---------
and shall have instructed all account debtors on its Accounts and all obligors with respect to any proceeds of Collateral to remit all Collections and all such proceeds to such Lockboxes (and each Borrower shall use its best efforts to cause all account debtors and all obligors with respect to proceeds of Collateral to remit Collections and such proceeds to such Lockboxes). Each Borrower, the Agent and the financial institutions selected by such Borrower and acceptable to the Agent (the "Lockbox Banks" of such Borrower) shall enter into
                              -------------
agreements substantially in the form of Exhibit P-1, or such other form as the
                                        -----------
Agent may approve (the "Lockbox Agreements"), which among other things shall
                        ------------------
provide for the opening of an account for the deposit of Collections and proceeds of Collateral (a "Collection Account" of such Borrower) at a Lockbox
                           ------------------
Bank; provided, however, that from the date on which any Borrower opens for
      --------  -------
business (whether through an Acquisition or otherwise) a new rental yard in an area not previously served by a rental yard of a Borrower until the earlier of
(i) the 120th day thereafter and (ii) the date a Lockbox for such new rental yard is established, that Borrower may maintain accounts into which such Borrower deposits Collections and proceeds of Collateral for the new rental yard (individually, a "Restricted Account" and collectively, the "Restricted
                  ------------------                         ----------
Accounts") with the financial institutions selected by such Borrower and
--------
acceptable to the Agent (the "Restricted
                              ----------

Account Banks" of such Borrower), and, within 15 Business Days after the
-------------
opening of any such Restricted Account, such Borrower, the Agent and such financial institutions shall enter into agreements with respect to the respective Restricted Accounts substantially in the form of Exhibit P-2 (the
                                                            -----------
"Restricted Account Agreements").  All Collections and other amounts received
 -----------------------------
or receivable by a Borrower from any account debtor, in addition to all other cash and proceeds of Collateral received from any other source, shall upon receipt be deposited into a Collection Account or a Restricted Account, as the case may be, of such Borrower. Except with respect to the replacement of a Restricted Account Agreement with a Lockbox Agreement, termination or modification of such arrangements shall be subject to approval by the Agent. Upon the terms and subject to the conditions set forth in the Lockbox Agreements or the Restricted Account Agreements, as the case may be, all available amounts held in each Collection Account or Restricted Account, as the case may be, of a Borrower shall be wired or, with the consent of the Agent, sent via the automated clearing house system each Business Day into such Borrower's concentration account maintained by the Agent with Bankers Trust Company (such concentration account or such other account as the Agent may approve in writing, the "Concentration Account" of such Borrower). All amounts received in the
     ---------------------
Concentration Account from the Lockbox Banks or the Restricted Account Banks, in each case of the applicable Borrower, shall be credited to the account of such Borrower and applied and apportioned in accordance with Section 4.11. All
                                                        ------------
Collections and other proceeds of Collateral which are received directly by any Borrower shall be deemed to have been received by the Borrower as the Agent's trustee and, upon the Borrower's receipt thereof, the Borrower shall immediately transfer or cause to be transferred, all such amounts into such Borrower's Collection Accounts (or, with respect to rental yards for which a Lockbox has not yet been established, into such Borrower's Restricted Accounts for those rental yards) in their original form, together with such endorsements thereon as are necessary or appropriate to permit their immediate deposit into such Collection Accounts or Restricted Accounts, as the case may be.

          4.13  Calculations.  All calculations of (i) interest hereunder and
                ------------
(ii) Fees, including, without limitation, Unused Line Fees and Letter of Credit Fees, shall be made by the Agent, on the basis of a year of 360 days for the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable. Each determination by the Agent of an interest rate, Fee or other payment here under shall be conclusive and binding for all purposes, absent manifest error.

          4.14  Special Provisions Relating to Eurodollar Rate Loans.
                ----------------------------------------------------

               (a)  Continuation.  With respect to any Borrowing consisting of
                    ------------
Eurodollar Rate Loans, the Borrower for whose account the Borrowing has been made may (so long as no Default or Event of Default has occurred and is continuing), subject to the provisions of Section 4.14(c), elect to maintain
                                          ---------------
such Borrowing or any portion thereof as consisting of Eurodollar Rate Loans by selecting a new Interest Period for such Borrowing, which new Interest Period shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Period shall be made pursuant to a Notice of Continuation given not later than 1:00 P.M. New York City time on the third Business Day prior to the date of any such continuation relating to Eurodollar Rate Loans, by the applicable Borrower to the Agent. Such Notice of Continuation shall be by telephone or facsimile transmission, and if by telephone, promptly confirmed in writing, in each case specifying (i) the date of such continuation, (ii) the aggregate amount of Loans subject to such continuation, (iii) whether the Loans to be continued as Eurodollar Rate Loans constitute Revolving Loans or Term Loans and (iv) the duration of the selected Interest Period. The applicable Borrower may elect to maintain more than one Borrowing consisting of Eurodollar Rate Loans by combining such Borrowings into one Borrowing and selecting a new Interest Period pursuant to this Section 4.14(a), provided that (x) Borrowings
                                 ---------------  --------
of Term Loans may not be combined with Borrowings of Revolving Loans and (y) all such Borrowings to be so combined shall have Interest Periods ending on the same date. If the applicable Borrower shall fail to submit a Notice of Continuation or select a new Interest Period for all or any portion of any Eurodollar Rate Loans in accordance with this Section 4.14(a), that portion of such Loans for
                              ---------------
which no Notice of Continuation has been submitted or no Interest Period has been selected will automatically, on the last day of the then existing Interest Period therefore, convert into Prime Rate Loans. The Agent shall give each Revolving Credit Lender and Term Loan Lender, as the case may be, prompt notice by telephone or facsimile transmission of each Notice of Continuation submitted with respect to Revolving Loans and Term Loans, respectively. Borrowings of Eurodollar Rate Loans on the same Business Day shall be in an aggregate principal amount for all Borrowers requesting that Loans be made or continued as, or converted into, Eurodollar Rate Loans with the same Interest Period on such Business Day of not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

               (b)  Conversion.  Each Borrower may on any Business Day (so long
                    ----------
as no Default or Event of Default has occurred and is continuing) pursuant to a Notice of Conversion given to the Agent, and subject to the provisions of
Section 4.14(c), convert the entire amount of or a portion of any Borrowing
---------------
consisting of Prime Rate Loans made to or for the account of the Borrower into a Borrowing consisting of Eurodollar Rate Loans; provided, however, that, upon
                                               --------  -------
conversion of any Prime Rate Loans into Eurodollar Rate Loans, the Borrower shall pay accrued interest to the date of conversion on the principal amount converted. The applicable Borrower may elect to convert more than one Borrowing consisting of Prime Rate Loans into Eurodollar Rate Loans by combining such Borrowings into one Borrowing and selecting an Interest Period pursuant to this
Section 4.14(b), provided that Borrowings of Term Loans may not be combined with
---------------  --------
Borrowings of Revolving Loans. Each such Notice of Conversion shall be given not later than 1:00 P.M. New York City time on the third Business Day prior to the date of any proposed conversion into Eurodollar Rate Loans. Subject to the restrictions specified above, each Notice of Conversion shall be by telephone or facsimile transmission, and if by telephone, promptly confirmed in writing, in each case specifying (i) the requested date of such conversion, (ii) the aggregate amount of Loans to be converted, (iii) whether the Loans to be converted into Eurodollar Rate Loans constitute Revolving Loans or Term Loans and (iv) the duration of the Interest Period of such Loan. Borrowings of Eurodollar Rate Loans on the same Business Day shall be in an aggregate principal amount for all Borrowers requesting that Loans be made or continued as, or converted into, Eurodollar Rate Loans with the same Interest Period on such Business Day of not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof. Borrowings of Prime Rate Loans (other than Agent Advances) on the same Business Day shall be in an aggregate principal amount for all Borrowers requesting that Loans be made as, or converted into, Prime Rate Loans on such Business Day of not less than $1,000,000 or an integral multiple of $500,000 in excess thereof.

               (c)  Certain Limitations on Eurodollar Rate Loans.  The right of
                    --------------------------------------------
each Borrower to maintain, select, continue or convert Eurodollar Rate Loans shall be limited as follows:

                    (i) If the Agent is advised by Bankers Trust Company that it is not offering U.S. dollar deposits (in the applicable amounts) in the London interbank market, or the Agent determines that adequate and fair means do not otherwise exist for ascertaining the Eurodollar Rate for Eurodollar Rate Loans comprising any requested Borrowing, continuation or conversion, the right of the Borrowers to select or maintain Eurodollar Rate Loans for such Borrowing or any subsequent Borrowing shall be suspended until the Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist, and each Loan comprising such Borrowing shall be made as a Prime Rate Loan.

                    (ii) If the Majority Revolving Credit Lenders (in the case of a requested Borrowing, continuation or conversion of Revolving Loans) or the Majority Term Loan Lenders (in the case of a requested Borrowing, continuation or conversion of Term Loans) shall, at least one Business Day before the date of such requested Borrowing, continuation or conversion, notify the Agent (whereupon the Agent will notify the applicable Borrowers) that the Eurodollar Rate for Revolving Loans or Term Loans, as applicable, comprising such Borrowing will not adequately reflect the cost to such Lenders of making or funding their respective Loans for such Borrowing, the right of such Borrowers to select Eurodollar Rate Loans for such Borrowing shall be suspended until the Agent shall notify such Borrowers and the Revolving Credit Lenders or the Term Loan Lenders, as applicable, that the circumstances causing such suspension no longer exist, and each Loan comprising such Borrowing shall be made as a Prime Rate Loan; provided,
                                                                   --------
     however, that the right of such Borrowers to select Eurodollar Rate Loans
     -------
     for such Borrowing will continue if such Borrowers agree to reimburse each Lender for such additional amounts as are necessary (as reasonably determined by such Lender in its sole discretion) to adequately reflect the cost of making such Eurodollar Rate Loans.

                    (iii) If at any time any Lender determines (which determination shall, absent manifest error, be conclusive and binding on all parties) that the making, continuation or conversion of any Loan as a Eurodollar Rate Loan has become unlawful or impermissible by reason of compliance by that Lender with any law, governmental rule, regulation or order of any Governmental Authority or monetary authority (whether or not having the force of law or whether or not noncompliance would result in costs or penalties), then, and in any such event, such Lender may give notice of that determination in writing, to the Borrowers and the Agent and the Agent shall promptly transmit the notice to each other Lender. Until such Lender gives notice otherwise, the right of the Borrowers to select Eurodollar Rate Loans from that Lender shall be suspended and each Eurodollar Rate Loan outstanding from that Lender shall automatically and immediately convert to a Prime Rate Loan.

                    (iv) There shall not be outstanding at any one time more than six Borrowings of Eurodollar Rate Loans for any Borrower or more than 30 Borrowings of Eurodollar Rate Loans for all Borrowers.

                    (v)    No Agent Advance shall be made as a Eurodollar Rate
     Loan.

                    (vi)   Subject to the limits set forth in this Section 4.14,
                                                                   ------------
     each Borrower may request only one Borrowing of Eurodollar Rate Loans (excluding continuations of Eurodollar Rate Loans) for any Business Day (which shall be funded simultaneously with all Loans requested to made as, or converted into, Eurodollar Rate Loans requested by the other Borrowers for such Business Day).

               (d)  Compensation.
                    ------------

                    (i) Each Notice of Continuation and Notice of Conversion shall be irrevocable by and binding on the Credit Parties. In the case of any Borrowing, continuation or conversion that the related Notice of Borrowing, Notice of Continuation or Notice of Conversion specifies is to be comprised of Eurodollar Rate Loans, the Borrowers shall jointly and severally indemnify each Lender against any loss, cost or expense incurred by such Lender, upon written request by such Lender, as a result of any failure to fulfill, on or before the date for such Borrowing, continuation or conversion specified in such Notice of Borrowing, Notice of Continuation or Notice of Conversion, the applicable conditions set forth in Article 5, including, without limitation, any loss
                        ---------
(excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund the Loan to be made by such Lender as part of such Borrowing, continuation or conversion.

                    (ii) If any payment of principal of, or conversion or continuation of, any Eurodollar Rate Loan is made other than on the last day of the Interest Period for such Loan as a result of a payment, prepayment, conversion or continuation of such Loan or acceleration of the maturity of the Notes pursuant to Article 9 or for any other reason, the Borrower for whose
                  ---------
account the Loan has been made shall, upon written demand by any Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Loan.

                    (iii) Calculation of all amounts payable to a Lender under this Section 4.14(d) shall be made as though such Lender elected to fund
           ---------------
all Eurodollar Rate Loans by purchasing U.S. dollar deposits in its Eurodollar Lending Office's interbank eurodollar market.

          4.15  Indemnification in Certain Events.  If after the date hereof,
                ---------------------------------
either (i) any change in or in the interpretation, administration or application of any Requirement of Law is introduced, including, without limitation, with respect to reserve requirements, applicable to the Agent, to any of the Lenders, or to Bankers Trust Company, Bankers Trust (Delaware) or any other banking or financial institution from whom any of the Lenders borrows funds or obtains credit (a "Funding Bank"), or (ii) the Agent, a Funding Bank or any of the
           ------------
Lenders complies with any future guideline or request from any central bank or other Governmental Authority made after the date hereof or (iii) the Agent, a Funding Bank or any of the Lenders determines that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof has or would have the effect described below, or the Agent, a Funding Bank or any of the Lenders complies with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, and in the case of any event set forth in this clause (iii), such adoption, change or
                                    ------------
compliance is made after the date hereof and has or would have the direct or indirect effect of reducing the rate of return on any Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration the Agent's or such Funding Bank's or Lender's policies as the case may be with respect to capital adequacy) by an amount deemed by such Lender to be material, or any of the foregoing events described in clauses (i), (ii) or
                                                            -----------  ----
(iii) increases the cost to the Agent, the Issuing Bank or any of the Lenders of
-----
(A) funding its Loans or maintaining its Commitment or (B) issuing, making or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or reduces the amount receivable in respect thereof by the Agent, the Issuing Bank or any Lender, then the Borrowers jointly and severally agree to pay to the Agent, upon demand by the Agent and for the account of each applicable Lender or, as applicable, the Issuing Bank or a Funding Bank, additional amounts sufficient to indemnify the Lenders against such increase in cost or reduction in amount receivable; provided that the
                                                         --------
calculation of such amount is set forth in reasonable detail in a written statement delivered to the Borrowers by the Agent (or such Lender, the Issuing Bank or Funding Bank) not later than 180 days after the incurrence of such costs, which statement shall be conclusive absent manifest error (unless such adoption, change or compliance arose or became effective retrospectively, in which case the Agent, such Lender, Issuing Bank or Funding Bank shall not be limited to such 180-day period so long as such Person has given such notice to the Borrowers not later than 180 days from the date such adoption, change or compliance became applicable to such Person).

          4.16  Taxes.
                -----

               (a)  Payment of Taxes.  Except as specifically provided to the
                    ----------------
contrary in Section 4.16(b) or Section 4.16(d)(iii), any and all payments by a
            ---------------    --------------------
Credit Party hereunder or under any Note or other document evidencing any Obligations shall be made free and clear of, and without reduction for, any and all present or future taxes, levies, imposts, deductions, charges, withholdings, and all stamp or documentary taxes, excise taxes, ad valorem taxes and other taxes imposed on the value of the assets of any Credit Party or any Subsidiary of a Credit Party, charges or levies which arise from the execution, delivery or registration, or from payment or performance under, or otherwise with respect to, any of the Credit Documents, the Loans or the Commitments and all other liabilities with respect thereto excluding, in the case of each Lender, the Issuing Bank and the Agent, taxes imposed on or measured by net income or overall gross receipts and capital and franchise taxes in lieu of such other income taxes imposed on it by (i) the United States, (ii) the Governmental Authority of the jurisdiction in which such Lender's Domestic Lending Office or Eurodollar Lending Office, as applicable, is located or any political subdivision thereof or (iii) the Governmental Authority in which such Person is organized, managed and controlled or is otherwise doing business or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges and withholdings being hereinafter referred to as "Taxes").
                                                                       -----
If a Credit Party shall be required by law to withhold or deduct any Taxes from or in respect of any sum payable hereunder or under any such Note or document to any Lender, the Issuing Bank or the Agent, (x) the sum payable to such Lender, the Issuing Bank, or the Agent shall be increased as may be necessary so that after making all required withholding or deductions (including withholding or deductions applicable to additional sums payable under this Section 4.16) such
                                                            ------------
Lender, the Issuing Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such withholding or deductions been made, (y) the Credit Parties shall make such withholding or deductions, and
(z) the Credit Parties shall pay the full amount withheld or deducted to the relevant taxation authority or other authority in accordance with applicable law.

               (b)  Indemnification.  The Borrowers jointly and severally agree
                    ---------------
(and, in the case of payments made by the Parent Guarantors pursuant to Article
                                                                        -------
10, the Parent Guarantors jointly and severally agree) to indemnify each
--
Lender, the Issuing Bank and the Agent against, and reimburse each on demand for, the full amount of all Taxes imposed because of any change in any Requirement of Law or any change in the interpretation, administration or application by any Governmental Authority of any Requirement of Law arising after the date hereof (in the case of the Agent and any Lender or Issuing Bank listed on the signature pages hereof) or the date of the Assignment and Assumption Agreement pursuant to which such other Lender or Issuing Bank became a Lender or Issuing Bank (in the case of each other Lender or Issuing Bank), including, without limitation, any Taxes imposed by any Governmental Authority on amounts payable under this Section 4.16 and any additional income or
                              ------------
franchise taxes resulting therefrom, actually incurred or paid by such Lender, the Issuing Bank or the Agent (as the case may be) or any of their respective Affiliates and any liability (including penalties, interest, and reasonable out-of-pocket expenses paid to third parties)
arising therefrom or with respect thereto; provided, that the calculation of
                                           --------
such amount is set forth in reasonable detail in a written statement delivered to the Borrowers (or, if applicable, the Parent Guarantors) by the Agent or such Lender or Issuing Bank and, solely with respect to amounts payable by the Borrowers under this Section 4.16, such statement is delivered not later than
                     ------------
180 days after the incurrence of such Taxes or liabilities (unless such change arose or became effective retrospectively, in which case the Agent, such Lender or Issuing Bank shall not be limited to such 180-day period so long as such Person has given such notice to the Borrowers no later than 180 days from the date such change became applicable to such Person), which statement shall, absent manifest error, be final, conclusive and binding upon all parties hereto.

               (c)  Receipts.  Promptly upon the request of the Agent therefor,
                    --------
each Credit Party will furnish to the Agent the original or a certified copy of a receipt evidencing payment of Taxes by such Credit Party.

               (d)  Foreign Bank Certifications.
                    ---------------------------

                    (i) Each Lender that is not created or organized under the laws of the United States or a political subdivision thereof (a "Foreign
                                                                 -------
Lender") shall deliver to the Borrowers and the Agent on the Effective Date (or
------
the date on which such Foreign Lender becomes a Lender pursuant to Section 12.8)
                                                                   ------------
a true and accurate certificate executed in duplicate by a duly authorized officer of such Foreign Lender to the effect that such Foreign Lender is eligible to receive payments hereunder and under the Notes without deduction or withholding of United States federal income tax (A) under the provisions of an applicable tax treaty concluded by the United States (in which case the certificate shall be accompanied by two duly completed copies of IRS Form 1001 (or any successor or substitute form or forms)), (B) under Sections 1442(c)(1) and 1442(a) of the Internal Revenue Code (in which case the certificate shall be accompanied by two duly completed copies of IRS Form 4224 (or any successor or substitute form or forms)), or (C) due to such Foreign Lender's not being a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code (in which case, the certificate shall be accompanied by two accurate and complete original signed copies of IRS Form W-8 (or any successor or substitute form or forms)).

                    (ii) Each Foreign Lender further agrees to deliver to the Bor rowers and the Agent, from time to time, a true and accurate certificate executed in duplicate by a duly authorized officer of such Foreign Lender before or promptly upon the occurrence of any event requiring a change in the most recent certificate previously delivered by it to the Borrowers and the Agent pursuant to this Section 4.16(d). Each certificate required to be delivered
                 ---------------
pursuant to this Section 4.16(d)(ii) shall certify as to one of the following:
                 -------------------

                         (A) that such Foreign Lender can continue to receive payments hereunder and under the Notes without deduction or withholding of United States federal income tax;

                         (B) that such Foreign Lender cannot continue to receive payments hereunder and under the Notes without deduction or withholding of United States federal income tax as specified therein but does not require additional payments pursuant to Section 4.16(a) because it
                                                      ---------------
     is entitled to recover the full amount of any such deduction or withholding from a source other than the Borrowers; or

                         (C) that such Foreign Lender is no longer capable of receiving payments hereunder and under the Notes without deduction or withholding of United States federal income tax as specified therein and that it is not capable of recovering the full amount of the same from a source other than the Borrowers.

Each Foreign Lender agrees to deliver to the Borrowers and the Agent further duly completed copies of the above-mentioned IRS forms on or before the earlier of (x) the date that any such form expires or becomes obsolete or otherwise is required to be resubmitted as a condition to obtaining an exemption from withholding from United States federal income tax and (y) fifteen (15) days after the occurrence of any event requiring a change in the most recent form previously delivered by such Foreign Lender to the Borrowers and Agent, unless any change in any Requirement of Law, or official interpretation thereof which would render such form inapplicable or which would prevent the Foreign Lender from duly completing and delivering such form has occurred prior to the date on which any such delivery would otherwise be required and the Foreign Lender promptly advises the Borrowers that it is not capable of receiving payments hereunder and under the Notes without any deduction or withholding of United States federal income tax.

                    (iii)  The Credit Parties shall not be required to pay
any additional amount to any Foreign Lender under Section 4.16(b) if such
                                                  ---------------
Foreign Lender shall have failed to satisfy the requirements of Section
                                                                -------
4.16(d)(i), it being agreed and understood that nothing in this Section
----------                                                      -------
4.16(d)(iii) shall relieve the Credit Parties of their obligations to pay any
------------
additional amounts pursuant to Section 4.16(b) in the event that, as a result of
                               ---------------
any change after the date of such satisfaction in any Requirement of Law or any change after the date of such satisfaction in the interpretation, administration or application by any Governmental Authority of any Requirement of Law, such Foreign Lender is no longer capable of receiving payments hereunder and under the Notes without any deduction or withholding of United States federal income tax.

          4.17  Obligation of Lenders and Issuing Banks to Mitigate:
                ----------------------------------------------------
Replacement of Lenders.
----------------------

               (a) Each Lender and Issuing Bank agrees that, as promptly as practicable after the officer of such Lender or Issuing Bank responsible for administering the Loans or Letters of Credit of such Lender or Issuing Bank, as the case may be, becomes aware of any event or condition that would entitle such Lender or Issuing Bank to receive payments under Section 3.10, 4.15 or 4.16 or to cease making Eurodollar Rate Loans under
      ------------  ----    ----
Section 4.14(c)(iii), such Lender or Issuing Bank will, to the extent not
--------------------
inconsistent with the internal policies of such Lender or Issuing Bank and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or the affected Loans or Letters of Credit of such Lender or Issuing Bank through another lending or letter of credit office of such Lender or Issuing Bank or (ii) take such other measures as such Lender or Issuing Bank may deem reasonable, if as a result thereof the additional amounts which would otherwise be required to be paid to such Lender or Issuing Bank pursuant to Section 3.10, 4.15 or 4.16 would be
                                        ------------  ----    ----
materially reduced or the conditions rendering such Lender incapable of making Eurodollar Rate Loans under Section 4.14(c)(iii) no longer would be applicable,
                            --------------------
and if, as determined by such Lender or Issuing Bank in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans or Letters of Credit through such other lending or letter of credit office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or Letters of Credit or the interests of such Lender or Issuing Bank; provided that such Lender or Issuing Bank will
                                --------
not be obligated to utilize such other lending or letter of credit office pursuant to this Section 4.17(a) unless the Borrowers agree to pay all
                 ---------------
incremental expenses incurred by such Lender or Issuing Bank as a result of utilizing such other lending or letter of credit office. A certificate as to the amount of any such expenses payable by the Borrowers pursuant to this Section
                                                                      -------
4.17(a) (setting forth in reasonable detail the basis for requesting such
-------
amount) submitted by such Lender or Issuing Bank to the Borrowers (with a copy to Agent) shall be conclusive absent manifest error.

               (b)  If the Borrowers receive a notice pursuant to Section 3.10,
                                                                  ------------
4.15 or 4.16 or a notice pursuant to Section 4.14(c)(iii) stating that a Lender
----    ----                         --------------------
is unable to extend Eurodollar Rate Loans (for reasons not generally applicable to the Majority Revolving Credit Lenders if such Lender is a Revolving Credit Lender or to the Majority Term Loan Lenders if such Lender is a Term Loan Lender), so long as (i) no Default or Event of Default shall have occurred and be continuing, (ii) the applicable Borrowers have obtained a commitment from another Lender or an Eligible Assignee to purchase at par such Lender's Loans, Revolving Credit Commitments, participations in Letters of Credit, obligations to make settlements of advances made by the Agent on such Lender's behalf (including Agent Advances), accrued interest and Fees and to assume all obligations of the Lender to be replaced under the Credit Documents, (iii) at such time the Lender to be replaced is not an Issuing Bank with respect to any Letters of Credit outstanding and (iv) such Lender to be replaced is unwilling to withdraw the notice delivered to the applicable Borrowers, upon 30 days' prior written notice to such Lender and the Agent, such Borrowers may require, at such Borrowers' expense and subject to Section 4.14(d), the Lender giving
                                          ---------------
such notice to assign, without recourse, all of its Loans, Revolving Credit Commitments, participations in Letters of Credit, obligations to make settlements of advances made by the Agent on such Lender's behalf (including Agent Advances), accrued interest and Fees to such other Lender or Eligible Assignee pursuant to the provisions of Section 12.8(b); provided that, prior to
                                       ---------------  --------
or concurrently with such replacement (w) such assignee shall have paid (I) to the Lender being replaced, an amount equal to the sum of the principal amount of, and all accrued interest on, all outstanding Loans of, and all accrued and theretofore unpaid, Fees owing to, such replaced Lender, (II) to the Agent, all amounts as to which the replaced Lender is then in default to the Agent in respect of advances made by the Agent on such Lender's behalf (including Agent Advances) and (III) to the Issuing Bank, all amounts as to which the replaced Lender is then in default to the Issuing Bank in respect of participations in Letters of Credit, (x) the applicable Borrowers shall have paid to the Lender giving such notice all amounts owing under Sections 3.10,
                                                              -------------
4.14(c)(iii), 4.15 and 4.16 and all outstanding Obligations (other than
------------  ----     ----
obligations required to be paid by such assignee and Obligations which, as of the date of assignment, are contingent and unliquidated and not due and owing and which pursuant to the provisions of the Credit Documents survive the repayment of such replaced Lender's Loans and the termination of such replaced Lender's Revolving Credit Commitment) through such date of replacement, (y) the applicable Borrowers or the applicable assignee shall have paid to the Agent the processing and recordation fee required to be paid by Section 12.8(b) and (z)
                                                      ---------------
all of the requirements for such assignment contained in Section 12.8(b),
                                                         ---------------
including, without limitation, the consent of the Agent and the receipt by the Agent of an executed Assignment and Assumption Agreement and other supporting documents, shall have been fulfilled.


                                   ARTICLE 5
                             CONDITIONS PRECEDENT
                             --------------------

          5.1  Conditions to Effectiveness.  This Credit Agreement shall become
               ---------------------------
effective on the date (the "Effective Date") on or before December 15, 1997 on
                            --------------
which all of the following conditions precedent shall have been satisfied or waived:

               (a)  Documents.  The Agent shall have received on or before the
                    ---------
Effective Date all of the following, each in form and substance reasonably satisfactory to the Agent (and the Agent shall not have received notice from any Lender party hereto on the Effective Date that the same are not satisfactory to such Lender):

                    (i) this Credit Agreement, the Notes, the Rent-it-Center Acquisition Agreements and all other agreements, documents, instruments, certificates and opinions (other than those designated on Schedule A as
                                                               ----------
     items to be delivered after the Effective Date) described in the Closing Document List attached hereto as Schedule A (the "Closing Document List"),
                                      ----------       ---------------------
     each duly executed where appropriate; each of Borrowers and Parent Guarantors, on behalf of all of the Credit Parties, hereby directs their respective counsel to prepare and deliver to the Agent, the Lenders and the Issuing Bank the respective opinions described in the Closing Document List;

                    (ii) a solvency certificate for the Credit Parties, on a combined basis, duly executed by a Financial Officer of each Credit Party, dated the Effective Date and giving effect to the Approved Acquisitions and the financing transactions contemplated under this Credit Agreement;

                    (iii) a Notice of Borrowing executed by each Term Loan Borrower, dated the Effective Date, with respect to the Term Loans to be advanced to such Borrower and a Notice of Borrowing executed by each Borrower which desires to borrow Revolving Loans on the Effective Date, dated the Effective Date, with respect to such Revolving Loans;

                    (iv) a certificate of the chief executive officer or a Financial Officer of each Credit Party executed and delivered on behalf of such Credit Party certifying that all conditions precedent set forth in this Sections 5.1 and 5.2 have been satisfied and that, after giving effect
          ------------     ---
     to the Rent-it-Center Acquisition and the financing transactions contemplated under this Credit Agreement, all representations and warranties in the this Credit Agreement and the other Credit Documents are true and correct, no Default or Event of Default has occurred and is continuing and no change, occurrence, event or development, or event involving a prospective change that is reasonably likely to have a Material Adverse Effect has occurred and is continuing;

                    (v) appraisals of all Rental Equipment acquired in the Rent-it-Center Acquisition, containing the information required by Section
                                                                        -------
     7.2(b);
     ------

                    (vi) a Borrowing Base Certificate for each Borrower, dated as of the Effective Date and giving effect to the Rent-it-Center Acquisition and the financing transactions contemplated under this Credit Agreement, adequately supporting the Loans requested to be made or outstanding, and the Letters of Credit requested to be issued or outstanding, on the Effective Date and showing sufficient borrowing availability appropriate, in the judgment of the Agent, to support the overall business and working capital requirements of the Borrowers; and

                    (vii) such additional documentation as the Agent may reasonably request.

          The funding by any Lender of the Loans requested to be made on the Effective Date shall constitute evidence that the documents delivered pursuant to this Section 5.1(a) are satisfactory to such Lender.
        --------------

               (b)  The Rent-it-Center Acquisition.
                    ------------------------------

                    (i) The Agent shall be satisfied in all material respects with the terms, conditions, form and substance of the Rent-it-Center Acquisition and the Rent-it-Center Acquisition Documents, including, without limitation, the equity and corporate structure of the Credit Parties after giving effect thereto and the resolutions with respect to the Rent-it-Center Acquisition adopted by the respective boards of directors (or equivalent) and, if applicable, the shareholders (or equivalent) of RSC, RSC Acquisition, RSC Center and the other parties to the respective Rent-it-Center Acquisition Agreements.

                    (ii) Substantially simultaneously with the funding of the Term Loans, RSC Center shall have acquired all of the capital stock of Rent-it-Center and substantially all of the assets of each of its Affiliates operating under the "Center Rental & Sales, Inc." name pursuant to the Rent-it-Center Acquisition Documents, in each case in compliance in all material respects with all applicable Requirements of Law, and the Agent shall have received such evidence as it may reasonably request (A) of the consummation of the Rent-it-Center Acquisition for a purchase price consisting of approximately 482,315 shares of RSC common stock and not more than $100,881,000 in cash (excluding cash issued in lieu of fractional shares of RSC common stock), (B) that the parties to the Rent-it-Center Acquisition Agreements have complied in all material respects with all applicable Requirements of Law in connection with the Rent-it-Center Acquisition, (C) that all conditions precedent to, and all consents necessary to permit, the Rent-it-Center Acquisition pursuant to the Rent-it-Center Acquisition Documents shall have been satisfied or delivered, or waived with the prior written consent of the Agent to the extent the waiver of such conditions precedent or the absence of such consents could reasonably be expected to affect adversely the rights of the Agent, the Issuing Bank or any Lender, (D) that all representations and warranties in the Rent-it-Center Acquisition Documents are true and correct in all material respects and (E) that the Rent-it-Center Acquisition Agreements have not been amended or modified without the prior written consent of the Agent, to the extent such amendment or modification could reasonably be expected to affect adversely the rights of the Agent, the Issuing Bank or any Lender, and are in full force and effect.

               (c)  Perfection and Priority of Liens in Personal Property.  Each
                    -----------------------------------------------------
Credit Party shall have taken or caused to be taken (and the Agent shall have received satisfactory evidence thereof) such actions (other than the filing or recording of items described in clauses (iii), (iv) and (v) below to the extent
                                -------------  ----     ---
the same relate to the assets of Rent-it-Center or assets otherwise acquired in the Rent-it-Center Acquisition) in such a manner so that the Agent, for the benefit of the Holders, has a valid and perfected first priority Lien as of such date in all of the Collateral (subject only to Permitted Liens). Such actions shall include, without limitation, (i) delivery to the Agent or its designee of certificates (which certificates shall be properly endorsed in blank for transfer or accompanied by irrevocable undated stock powers duly endorsed in blank for transfer, all in form and substance satisfactory to the Agent) representing the capital stock pledged pursuant to the Security Agreement, and delivery to the Agent or its designee of all other instruments (duly endorsed where appropriate) evidencing the Collateral; (ii) delivery to the Agent of Uniform Commercial Code Lien searches in the jurisdictions set forth in the Closing Document List (other than those searches designated on the Closing Document List as searches to be delivered after the Effective Date) which shall disclose no Liens on any Collateral other than Permitted Liens and Liens with respect to which fully executed release agreements, Uniform Commercial Code termination statements or, with respect to assets acquired in the Rent-it-Center Acquisition, payoff letters, in each case in form and substance satisfactory to the Agent, shall have been delivered to the Agent; (iii) delivery to the Agent of Uniform Commercial Code financing statements as to the Collateral for all jurisdictions designated by the Agent as necessary or desirable to perfect the Liens granted to the Agent, for the benefit of the Holders, in the Collateral; (iv) delivery to the Agent of the Trademark Security Agreement, together with the cover sheet required for filing with the United States Patent and Trademark Office; and (v) delivery to the Agent of such other documents and instruments that the Agent notifies the Credit Parties are necessary or advisable to establish, preserve and perfect the first priority Liens granted to the Agent, for the benefit of the Holders, under the Collateral Documents.

               (d)  Evidence of Insurance.  Schedule C shall set forth as of the
                    ---------------------   ----------
Effective Date all insurance policies and programs in effect with respect to the respective assets and business of the Credit Parties, specifying for each such policy and program, (i) the amount thereof, (ii) the risks insured against thereby, (iii) the name of the insurer and each insured party thereunder, (iv) the policy or other identification number thereof, (v) the expiration date thereof and (vi) the annual premium with respect thereto. All such policies and programs shall be in amount and scope, and maintained with such carriers as is customarily carried or maintained under similar circumstance by corporations of established reputation engaged in similar businesses and similarly situated, all of which shall be reasonably satisfactory to the Agent. The Agent shall have received insurance certificates (or other satisfactory evidence of coverage and endorsements) in form and substance reasonably satisfactory to the Agent evidencing that such insurance policies and programs are in full force and effect, contain endorsements naming the Agent, for the benefit of the Holders, as loss payee with respect to all casualty coverages, and as an additional insured with respect to all general liability coverages and otherwise comply with the requirements of Section 7.6.
                         -----------

               (e)  No Legal Impediments.  No law, regulation, order, judgment
                    --------------------
or decree of any Governmental Authority shall, and the Agent shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the Rent-it-Center Acquisition or the transactions evidenced by the Credit Documents, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect.

               (f)  Financial Statements.  Complete and accurate copies of the
                    --------------------
Pro Forma and the Projections shall have been delivered to the Agent. After review of the foregoing, the Agent shall be satisfied, in its sole discretion, that (i) the financial condition of the Credit Parties does not differ in any material adverse respect from the condition evidenced by the financial information provided to the Agent prior to the date of the Commitment Letters and (ii) the Credit Parties will be able to comply with the Financial Covenants.

               (g)  No Change in Financial Markets.  Since the date of the
                    ------------------------------
Commitment Letters, there shall not have occurred a substantial impairment of the financial markets generally that is reasonably likely to affect materially and adversely the transactions contemplated hereby, in each case as determined by the Agent and each Lender in its sole discretion.

               (h)  Fees and Expenses.  All Fees, and all Expenses as to which
                    -----------------
the Credit Parties have received an invoice, in each case which are payable on or before the Effective Date shall have been paid.

          5.2  Conditions Precedent to All Loans and Letters of Credit.  The
               -------------------------------------------------------
obligation of each Term Loan Lender to fund its Term Loan Proportionate Share of Term Loans on the Effective Date, and the obligation of each Revolving Credit Lender to fund its Revolving Credit Proportionate Share of any requested Loan or of the Agent to cause the Issuing Bank to issue any requested Letter of Credit on or after the Effective Date is subject to the conditions precedent set forth below. Each Notice of Borrowing and each Letter of Credit Request, and each issuance by a Borrower of a check drawn against, or request for transfer from, the Disbursement Account, shall constitute a representation and warranty that such conditions are satisfied.

               (a)  Representations and Warranties.  All representations and
                    ------------------------------
warranties contained in this Credit Agreement and the other Credit Documents shall be true and correct on and as of the date of such Notice of Borrowing and the date of the Borrowing requested thereunder, the date of such Letter of Credit Request and the date of issuance of the Letter of Credit requested pursuant thereto, or issuance of a check drawn against or request for transfer from the Disbursement Account, as if then made, other than representations and warranties that relate solely to an earlier date;

               (b)  No Default.  No Default or Event of Default shall have
                    ----------
occurred and is continuing, or would result from the making of the requested Loan or the issuance of the requested Letter of Credit;

               (c)  No Material Adverse Effect.  No change, occurrence, event or
                    --------------------------
development or event involving a prospective change that is reasonably likely to have a Material Adverse Effect shall have occurred and be continuing; and

               (d)  Required Acquisition Document Deliveries.  To the extent
                    ----------------------------------------
all or any portion of the proceeds of any Loan shall be used to finance, in whole or in part, or any Letter of Credit is to be issued in connection with (i) the Siems Acquisition, the Siems Acquisition Effective Date shall have occurred, or (ii) any other Acquisition, the Agent shall have received on or before the date such Acquisition is consummated, all documents which, pursuant to Section
                                                                       -------
8.5(g), are required to be delivered on or before such date, in each case in
------
form and substance reasonably satisfactory to the Agent (and, to the extent that the consent of the Majority Lenders is required for the applicable Credit Parties to consummate such Acquisition, such consent has been obtained and the Agent shall have received evidence that all other conditions precedent set forth in such consent have been satisfied).

          5.3  Conditions to Effectiveness of Consent to Siems Acquisition.  The
               -----------------------------------------------------------
Lenders hereby consent to the Siems Acquisition effective as of the date (the

"Siems
 -----

Acquisition Effective Date") on or before December 31, 1997 on which all of the
--------------------------
following conditions precedent shall have been satisfied or waived:

               (a)  Documents.  The Agent shall have received on or before the
                    ---------
Siems Acquisition Effective Date all agreements, documents, instruments, certificates and opinions relating to the Siems Acquisition and described as such in the Closing Document List (other than those designated thereon as items to be delivered after the Siems Acquisition Effective Date), each duly executed where appropriate and in form and substance reasonably satisfactory to the Agent (and the Agent shall not have received notice from any Lender party hereto on the Siems Acquisition Effective Date that the Siems Acquisition Agreement is not satisfactory to such Lender).

               (b)  The Siems Acquisition.
                    ---------------------

                    (i) The Agent shall be satisfied in all material respects with the terms, conditions, form and substance of the Siems Acquisition and the Siems Acquisition Documents, including, without limitation, the equity and corporate structure of the Credit Parties after giving effect thereto and the resolutions with respect to the Siems Acquisition adopted by the respective boards of directors (or equivalent) and, if applicable, the shareholders (or equivalent) of RSC, RSC Alabama and the other parties to the Siems Acquisition Agreement.

                    (ii) Substantially simultaneously with the funding of any requested Revolving Loans, RSC Alabama shall have acquired all of the capital stock of Siems in compliance in all material respects with all applicable Requirements of Law, and the Agent shall have received such evidence as it may reasonably request (A) of the consummation of the Siems Acquisition for a purchase price consisting of approximately $3,000,000 in shares of RSC common stock and not more than $8,000,000 in cash (excluding cash issued in lieu of fractional shares of RSC common stock), (B) that the parties to the Siems Acquisition Agreement have complied in all material respects with all applicable Requirements of Law in connection with the Siems Acquisition, (C) that all conditions precedent to, and all consents necessary to permit, the Siems Acquisition pursuant to the Siems Acquisition Documents shall have been satisfied or delivered, or waived with the prior written consent of the Agent to the extent the waiver of such conditions precedent or the absence of such consents could reasonably be expected to affect adversely the rights of the Agent, the Issuing Bank or any Lender, (D) that all representations and warranties in the Siems Acquisition Documents are true and correct in all material respects and (E) that the Siems Acquisition Agreement has not been amended or modified without the prior written consent of the Agent, to the extent such amendment or modification could reasonably be expected to affect adversely the rights of the Agent, the Issuing Bank or any Lender, and is in full force and effect.

               (c)  Perfection and Priority of Liens in Personal Property.  Each
                    -----------------------------------------------------
Credit Party shall have taken or caused to be taken (and the Agent shall have received satisfactory evidence thereof) such actions (other than the filing or recording of items of the types described in clauses (iii), (iv) and (v) of
                                             -------------  ----     ---
Section 5.1(c)) in such a manner so that the Agent, for the benefit of the
--------------
Holders, has a valid and perfected first priority Lien as of such date in all personal property of Siems and any other personal property acquired in the Siems Acquisition (subject only to Permitted Liens). Such actions shall include, without limitation, deliveries of items of the types described in clauses (i)
                                                                  -----------
through (v) of Section 5.1(c)).
        ---    --------------

               (d)  No Legal Impediments.  No law, regulation, order, judgment
                    --------------------
or decree of any Governmental Authority shall, and the Agent shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the Siems Acquisition, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect.

                                   ARTICLE 6
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          To induce the Agent and the Lenders to enter into this Credit Agreement and to make the Loans and other financial accommodations described herein, and to induce the Issuing Bank to issue Letters of Credit, the Credit Parties hereby represent and warrant to the Agent, the Lenders and the Issuing Bank that the following are true, correct and complete. Such representations and warranties, and all other representations and warranties made by any Credit Party in any other Credit Document, shall survive the execution and delivery of the Credit Documents.

          6.1  Organization and Qualification.  Each Credit Party (i) is a
               ------------------------------
corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, (ii) has the power and authority to own its properties and assets and to transact the businesses in which it presently is, or proposes to be, engaged and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where it presently is, or proposes to be, engaged in business, except in jurisdictions where the failure to be so qualified, authorized or in good standing has not had and could not reasonably be expected to have a Material Adverse Effect. Schedule D, Part 6.1
                                                           --------------------
lists all jurisdictions in which each Credit Party is incorporated and qualified to do business as a foreign corporation as of the Effective Date.

          6.2  Authority.  Each Credit Party has the requisite corporate power
               ---------
and authority to execute, deliver and perform each of the Credit Documents to which it is a party. All corporate action necessary for the execution, delivery and performance by the Credit Parties of any of the Credit Documents has been taken.

          6.3  Enforceability.  This Credit Agreement is (and, upon execution
               --------------
and delivery thereof, each other Credit Document will be) the legal, valid and binding obligation of each Credit Party which is a party thereto, enforceable in accordance with their respective terms.

          6.4  No Conflict.  The execution, delivery and performance by each
               -----------
Credit Party of each Credit Document to which it is a party are not in contravention of any Requirement of Law or any Contractual Obligation to which it is a party or by which it or any of its properties are bound, except, in each case, for such Requirements of Law or Contractual Obligations the noncompliance with which will not result in a Material Adverse Effect, and will not, except as permitted hereby, result in the imposition of any Liens upon any of its properties.

          6.5  Consents and Filings.  No consent, authorization, permit, notice
               --------------------
or filing is required in connection with the execution, delivery and performance of this Credit Agreement, any Credit Document or the continuing operations of the Credit Parties, except (i) those that have been obtained or made and (ii) filings necessary to create, perfect or retain the perfection or priority of Liens of the Agent, for the benefit of the Holders, against the Collateral.

          6.6  Government Regulation.  None of the Credit Parties is subject to
               ---------------------
regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940, or any other Requirement of Law that limits its ability to incur indebtedness or its ability to consummate the transactions contemplated in this Credit Agreement and the other Credit Documents.

          6.7  Solvency.  After giving effect to the transactions contemplated
               --------
by this Credit Agreement and the consummation of any Acquisition, (a) the fair market value of the assets of the Credit Parties and their respective Subsidiaries, on a combined basis, is in excess of the total amount of their liabilities (including, without limitation, contingent liabilities); (b) the present fair saleable value of the assets of the Credit Parties and their respective Subsidiaries, on a combined basis, is greater than their probable liability on their existing debts as such debts become absolute and matured; (c) the Credit Parties and their respective Subsidiaries, on a combined basis, are then able and expect to be able to pay their debts (including, without limitation, contingent debts and other commitments) as they mature; and (d) the Credit Parties and their respective Subsidiaries, on a combined basis, have capital sufficient to carry on their respective businesses as conducted and as proposed to be conducted.

          6.8  Rights in Collateral; Priority of Liens.  On the Effective Date,
               ---------------------------------------
the Credit Parties have good and marketable title to all property which constitutes part of the Collateral, free and clear of any and all Liens in favor of third parties, other than Permitted Liens. Upon the taking of possession of the share certificates and stock powers delivered to the Agent pursuant to
Section 5.1(b), and the taking of additional actions, to the extent required,
--------------
for perfection of Liens in proceeds of Collateral and Collateral acquired after the date hereof, the

Liens granted to the Agent, for the benefit of the Holders, pursuant to the Credit Documents constitute valid and enforceable first, prior and perfected Liens on the Collateral securing the Obligations, subject only to Permitted Liens. Except for filings in favor of the Agent relating to this Credit Agreement and as otherwise identified on Schedule D, Part 8.7, no financing
                                         --------------------
statement, registration, notation of Lien on certificate of title or ownership, filing or other instrument similar in effect covering all or any part of the Collateral is on file with any Governmental Authority on the Effective Date.

          6.9  Financial Data.  The Credit Parties have provided to the Agent
               --------------
and each of the Lenders complete and accurate copies of (a) the audited consolidated financial statements for RSC and its Subsidiaries as of December 31, 1996, (b) the unaudited financial statements of RSC and its Subsidiaries as of September 30, 1997, (c) the Pro Forma and (d) the Projections. Such Financial Statements have been prepared in accordance with GAAP consistently applied throughout the periods involved except as stated therein and fairly present the respective consolidated financial positions, results of operations and cash flows of RSC and its Subsidiaries for each of the periods covered, subject in the case of clause (b) to audit adjustments and reclassification and
                       ----------
month-end reconciliations. None of the Credit Parties has any Contingent Obligation, contingent liability or liability for taxes, long-term leases or commitments, which is not reflected (to the extent required by GAAP consistently applied) in such Financial Statements. The Pro Forma fairly presents on a pro
                                                                           ---
forma basis the financial condition of RSC and its Subsidiaries as of September
-----
30, 1997 but after giving effect to the consummation of the Approved Acquisitions and the other acquisitions and transactions described therein, and reflects on a pro forma basis those liabilities reflected in the notes thereto
              --- -----
and resulting from consummation of the Approved Acquisitions and the other acquisitions and transactions described therein and the transactions contemplated by the Credit Documents. The Projections and the assumptions expressed in the Pro Forma are reasonable based on the information available to the Credit Parties at the time so furnished.

          6.10  Subsidiaries; Ownership of Stock.  The only direct or indirect
                --------------------------------
Subsidiaries of the Credit Parties are those listed on Schedule D, Part
                                                                ----------------
6.10.  RSC is the record and beneficial owner of all of the shares of capital
----
stock of each of the other Parent Guarantors. RSC has no direct Subsidiaries other than the other Parent Guarantors. RSC Acquisition is the record and beneficial owner of all of the shares of capital stock of each of RSC Alabama, RSC Center and Walker Jones, and RSC Acquisition has no other direct Subsidiaries (other than Subsidiaries permitted to be created or acquired under
Section 8.20 as to which all actions required by Section 8.20 have been taken).
------------                                     ------------
RSC Holdings is the record and beneficial owner of all of the shares of capital stock of each of RSC Industrial, RSC Duval and RSC Rents, and RSC Holdings has no other direct Subsidiaries (other than Subsidiaries permitted to be created or acquired under Section 8.20 as to which all actions required by Section 8.20
               ------------                                     ------------
have been taken). After giving effect to the Rent-it-Center Acquisition, RSC Center will be the record and beneficial owner of all of the shares of capital stock of Rent-it-Center. After giving effect to the Siems Acquisition, RSC Alabama will be the record and beneficial owner of all of the shares of capital stock of Siems. None of the Borrowers have any other direct or indirect Subsidiaries (other than Subsidiaries permitted to be created or acquired under Section 8.20, as to which all actions required by Section 8.20 and, in
      ------------                                      ------------
the case of an acquisition, Section 8.5(g) have been taken). There are no
                            --------------
proxies, irrevocable or otherwise, with respect to the shares of capital stock of any Credit Party (other than RSC), and no equity securities of any such Credit Party are or may become required to be issued by reason of any options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any capital stock of any such Person, and there are no contracts, commitments, understandings or arrangements by which any such Person is or may become bound to issue additional shares of its capital stock or securities convertible into or exchangeable for such shares. All of such shares so owned by any Credit Party are owned by such Person free and clear of any Liens, other than Liens granted to the Agent, for the benefit of the Holders, pursuant to the Credit Documents.

          6.11  No Judgments or Litigation.  Except as set forth on Schedule D,
                --------------------------                          ----------
Part 6.11, no judgments, orders, writs or decrees are outstanding against any
---------
Credit Party nor is there now pending or, to the best of the Credit Parties' knowledge after diligent inquiry, threatened, any litigation, contested claim, investigation, arbitration, or governmental proceeding by or against any of the Credit Parties, in each case, except for such judgments, orders, writs, decrees, litigation, contested claims, investigations, arbitrations or governmental proceedings that (i) in the aggregate could not reasonably be expected to result in a Material Adverse Effect and (ii) occurred within the ordinary course of business.

          6.12  No Defaults.  None of the Credit Parties is in default under any
                -----------
term of any material indenture, contract, lease, agreement, instrument or other commitment to which any of them is a party or by which any of them is bound. None of the Credit Parties knows of any dispute regarding any such material indenture, contract, lease, agreement, instrument or other commitment to which such Credit Party is a party.

          6.13  Labor Matters.  Schedule D, Part 6.13 accurately sets forth all
                -------------   ---------------------
material labor contracts to which any of the Credit Parties is a party and their dates of expiration. There are no existing or threatened strikes, lockouts or other disputes relating to any collective bargaining or similar agreement to which any Credit Party is a party.

          6.14  Compliance with Law.  None of the Credit Parties has violated or
                -------------------
failed to comply with any Requirement of Law, including, without limitation, ERISA and environmental, health and safety Requirements of Law, except for such Requirements of Law, the noncompliance with which, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          6.15  ERISA.  None of the Credit Parties or the ERISA Affiliates
                -----
maintains or contributes to any Plan, other than those listed on Schedule D,
                                                                 -----------
Part 6.15.  Each Credit Party and each ERISA Affiliate has fulfilled all
---------
material contribution obligations for each Plan (including obligations related to the minimum funding standards of ERISA and the Internal Revenue Code). No Termination Event has occurred nor has any other event occurred that may result in a Termination Event. None of the Credit Parties or the ERISA Affiliates thereof, nor any fiduciary of any Plan, is subject to any direct or indirect material liability with respect to any Plan under any Requirement of Law or agreement. None of the Credit Parties or the ERISA Affiliates is required to provide security to any Plan under Section 401(a)(29) of the Internal Revenue Code. None of the Credit Parties or the ERISA Affiliates has engaged in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the Department of Labor.

          6.16  Compliance with Environmental Laws.  Except as disclosed on
                ----------------------------------
Schedule D, Part 6.16, (i) none of the Credit Parties is the subject of any
---------------------
proceeding by any Governmental Authority or citizens group or investigation relating to the violation of any environmental, health or safety Requirement of Law, or asserting potential liability arising from the actual or threatened disposal by any Person of any Hazardous Substance; (ii) none of the Credit Parties has filed any notice under any Requirement of Law with respect to the treatment, storage, disposal, spill or release of a Hazardous Substance other than storage of petrochemical products in the ordinary course of business, as disclosed to the Agent; and (iii) none of the Credit Parties has knowledge of any liability of the Credit Parties (contingent or otherwise) for any release of any Hazardous Substance. The Credit Parties have exercised reasonable care and made such investigations as are reasonably necessary to accurately complete all reports and questionnaires, and provide all information, requested by the Agent or its counsel.

          6.17  Intellectual Property; Real Property.  Each of the Credit
                ------------------------------------
Parties possesses such material assets, licenses, patents, patent applications, copyrights, service marks, trademarks and trade names as are necessary or advisable to continue to conduct its present and proposed business activities. Schedule B sets forth all Real Property of the Credit Parties as of the
----------
Effective Date.

          6.18  Licenses and Permits.  Each of the Credit Parties has obtained
                --------------------
and holds in full force and effect, all franchises, licenses, leases, permits, certificates, authorizations, qualifications, easements, rights of way and other rights and approvals which are necessary or advisable for the operation of its business as presently conducted and as proposed to be conducted.

          6.19  Taxes and Tax Returns.
                ---------------------

               (a)  Except as set forth on Schedule D, Part 6.19, each Credit
                                           ---------------------
Party has timely filed all tax returns it is required to file. The information filed is complete and accurate in all material respects. All deductions taken in such tax returns are appropriate and in accordance with applicable laws and regulations, except deductions that may have been disallowed but are being challenged in good faith and for which adequate reserves have been made in accordance with GAAP.

               (b) All taxes (including gross receipts, capital and franchise taxes), assessments, fees and other governmental charges for periods beginning prior to the Effective Date have been timely paid and none of the Credit Parties has any material liability for such taxes (including penalties and interest thereon) in excess of the amounts so paid or reserves so established.

               (c) Except as set forth in Schedule D, Part 6.19, no
                                          ---------------------
deficiencies for such taxes have been claimed, proposed or assessed by any taxing or other Governmental Authority against any Credit Party and no tax liens have been filed. Except as set forth in Schedule D, Part 6.19, there are no
                                        ---------------------
pending or threatened audits, investigations or claims for or relating to any liability for taxes and there are no matters under discussion with any Governmental Authority which could result in a material additional liability of the Credit Parties for taxes (including penalties and interest thereon). Schedule D, Part 6.19 sets forth the year through which the federal income tax
---------------------
returns of each of the Credit Parties has been audited by the Internal Revenue Service (which audits have been closed), or the year through which the period during which any assessments may be made by the Internal Revenue Service has expired without waiver or extension. Except as set forth in Schedule D, Part
                                                            ----------------
6.19, no material extension of a statute of limitations relating to taxes,
----
assessments, fees or other governmental charges is in effect with respect to any of the Credit Parties.

               (d)  Except as set forth on Schedule D, Part 6.19, none of the
                                           ---------------------
Credit Parties has any material obligation under any written tax sharing agreement or agreement regarding payments in lieu of taxes.

          6.20  Material Contracts.  Schedule D, Part 6.20, contains a true,
                ------------------   ---------------------
correct and complete list of all the Material Contracts currently in effect on the date hereof. Except as described on Schedule D, Part 6.20, none of the
                                         ---------------------
Material Contracts contains any material burdensome restrictions on any of the Credit Parties or any of their respective properties, all of the Material Contracts are in full force and effect, and no defaults currently exist thereunder.

          6.21  Approved Acquisitions.
                ---------------------

               (a) As of the Effective Date, all conditions precedent to, and all consents necessary to permit, the Rent-it-Center Acquisition pursuant to the Rent-it-Center Acquisition Documents have been satisfied or delivered (except for such conditions precedent and consents which, if not satisfied or obtained, could not reasonably be expected to affect adversely the rights of the Agent, the Issuing Bank or any Lender), and no material breach of any term or provision of any Rent-it-Center Acquisition Document has occurred and no action has been taken by any competent authority which restrains, prevents or imposes material adverse conditions upon, or seeks to restrain, prevent or impose material adverse conditions upon, the Rent-it-Center Acquisition or the making of any Loans in connection therewith. As of the Effective Date, RSC Center has acquired all of the issued and outstanding capital stock of Rent-it-Center and substantially all of the assets of each of its Affiliates operating under the

"Center Rental & Sales, Inc." name pursuant to the Rent-it-Center Acquisition Documents, in each case in compliance in all material respects with all applicable Requirements of Law.

               (b) As of the Siems Acquisition Effective Date, all conditions prece dent to, and all consents necessary to permit, the Siems Acquisition pursuant to the Siems Acquisition Documents have been satisfied or delivered (except for such conditions precedent and consents which, if not satisfied or obtained, could not reasonably be expected to affect adversely the rights of the Agent, the Issuing Bank or any Lender), and no material breach of any term or provision of any Siems Acquisition Document has occurred and no action has been taken by any competent authority which restrains, prevents or imposes material adverse conditions upon, or seeks to restrain, prevent or impose material adverse conditions upon, the Siems Acquisition or the making of any Loans in connection therewith. As of the Siems Acquisition Effective Date, RSC Alabama has acquired all of the issued and outstanding capital stock of Siems pursuant to the Siems Acquisition Documents, in compliance in all material respects with all applicable Requirements of Law.

          6.22  Securities Activities.  None of the Credit Parties is engaged in
                ---------------------
the business of extending credit for the purpose of purchasing or carrying Margin Stock.

          6.23  Accuracy and Completeness of Information.  All factual
                ----------------------------------------
information furnished by or on behalf of any of the Credit Parties in writing to the Agent, any Lender, or the Auditors for purposes of or in connection with the Original Credit Agreement, the Existing Credit Agreement, this Credit Agreement or any Credit Documents, or any transaction contemplated hereby or thereby is or will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time.

          6.24  No Change.  There has been no development or event or any
                ---------
prospective development or event, which has had or could reasonably be expected to have a Material Adverse Effect.

          6.25  Fairness.  The transactions contemplated by the Credit Documents
                --------
are fair to the Credit Parties.


                                   ARTICLE 7
                             AFFIRMATIVE COVENANTS
                             ---------------------

          Until termination of this Credit Agreement and payment and satisfaction of all Obligations due hereunder, each Credit Party shall comply with, and, where required, shall cause each of its Subsidiaries to comply with, the following covenants:

          7.1  Financial Reporting.  The Credit Parties shall timely deliver to
               -------------------
each Lender the following information:

               (a)  Annual Financial Statements.  As soon as available, but
                    ---------------------------
not later than 120 days after the end of each Fiscal Year: (i) annual unaudited consolidating and audited consolidated Financial Statements; (ii) a comparison in reasonable detail to the prior year audited Financial Statements; (iii) the Auditors' unqualified opinion, "Management Letter" and statement indicating that the Auditors have not obtained knowledge of the existence of any Default or Event of Default during their audit; (iv) a narrative discussion of the Credit Parties' consolidated financial condition and results of operations for such Fiscal Year and a comparison in reasonable detail to the Projections (or the then most recent financial forecasts delivered pursuant to Section 7.1(b)) for
                                                           --------------
such Fiscal Year, prepared by a Financial Officer of each Credit Party; and (v) a certificate substantially in the form of Exhibit Q with an attached schedule
                                           ---------
of calculations demonstrating compliance with the Financial Covenants and Sections 8.6(d), 8.9(vi) and 8.14 and determining whether the Applicable
---------------  -------     ----
Eurodollar Rate Margin and the Applicable Prime Rate Margin are to be adjusted due to a change in the Total Indebtedness Ratio (the "Compliance Certificate").
                                                      ----------------------

               (b)  Annual Projections.  Not later than 45 days after the end
                    ------------------
of each Fiscal Year, beginning with the Fiscal Year ended 1996, (i) a monthly budget and consolidating income statement for the then current Fiscal Year and
(ii) a consolidated plan and financial forecast (including the assumptions on which the plan and financial forecast are based), prepared in accordance with the Credit Parties' normal accounting procedures applied on a consistent basis and in substantially the form of the Projections, for the then current Fiscal Year and each succeeding Fiscal Year of the Credit Parties up to and including the Fiscal Year following the Fiscal Year which includes the Term Loan Maturity Date, including, without limitation, forecasted (A) consolidated condensed balance sheets, (B) condensed consolidated and consolidating income statements,
(C) condensed consolidated cash flow statements, (D) consolidated capitalization statements and (E) calculations of the Financial Covenants, in each case for such Fiscal Years.

               (c)  Quarterly Compliance Certificate.  As soon as available,
                    --------------------------------
but not later than 45 days after the end of each fiscal quarter in each Fiscal Year, a Compliance Certificate, together with a certification by a Financial Officer of each Credit Party that the Financial Statements for the then most recently ended three calendar months delivered pursuant to Section 7.1(d) have
                                                           --------------
been prepared in accordance with GAAP (prepared without footnotes and subject to year-end audit adjustments and reclassifications and month-end reconciliations, in each case, to the extent consistent with the Credit Parties' current practices).

               (d)  Monthly Financial Statements.  As soon as available, but
                    ----------------------------
not later than 30 days after the end of each calendar month in each Fiscal Year:
(i) Financial Statements as of the end of such month and for the Fiscal Year through the end of such month; (ii) a comparison in reasonable detail to the Financial Statements for the corresponding periods of the prior Fiscal Year; and
(iii) a narrative discussion of the Credit Parties' consolidated financial condition and results of operations for such calendar month and Fiscal Year to date and a comparison in reasonable detail to the budget and Projections (or the then most recent financial forecasts delivered pursuant to Section 7.1(b)) for such period,
                                          --------------
prepared by a Financial Officer of each Credit Party.

          7.2  Collateral and Other Reporting.  The Credit Parties shall timely
               ------------------------------
deliver to the Agent the following certificates and reports:

               (a)  Monthly Borrowing Base Certificates.  Monthly, within ten
                    -----------------------------------
days after the last day of each month, and at any other time requested by the
Agent: a borrowing base certificate for each Borrower substantially in the form of Exhibit R (the "Borrowing Base Certificate"), which shall (i) detail the
   ---------       --------------------------
Eligible Accounts and Eligible Rental Equipment of the Borrower as of the last day of each month (or as of such other date as the Agent may request); (ii) be prepared by or under the supervision of a Financial Officer of the Borrower and certified by such officer subject only to adjustment upon completion of the normal year-end and interim audits of physical Inventory and Rental Equipment of that Borrower; and (iii) have attached thereto such additional schedules and other information as the Agent may request.

               (b)  Appraisals.  When requested by the Agent, and in any event
                    ----------
at least once during each 365-day period after the Effective Date and each anniversary thereof, a report of Rental Equipment of the Credit Parties by Daley-Hodkin or another appraiser reasonably satisfactory to the Agent and consented to by the Borrowers (which consent shall not unreasonably be withheld), which shall describe each Credit Party's Rental Equipment by category and by item (in reasonable detail) and report the original cost, net book value, fair market value, auction value and orderly liquidation value thereof.

               (c)  Monthly Acquisition Reports.  As soon as available, but
                    ---------------------------
not later than 30 days after the end of each calendar month in each Fiscal Year, and at any other time requested by the Agent, a report summarizing each Acquisition consummated by any Credit Party during such calendar month, which report shall include the following information with respect to each such
Acquisition: (i) any corporate, trade or fictitious trade name to be used by such Credit Party as a result of such Acquisition and the jurisdictions in which such corporate, trade or fictitious name shall be used; (ii) exact street addresses of all offices and locations of all property acquired by such Credit Party (including, without limitation, records with respect to Accounts and general intangibles and originals of chattel paper) (other than locations of customers of the Credit Parties); (iii) to the extent located in States different from those described in clause (ii) above, each State where lessees of
                                  -----------
the Rental Equipment acquired by such Credit Party are located (to the best knowledge of the Credit Parties); (iv) names and addresses of any lessor or sublessor (other than the Credit Parties) of any location of any Credit Party described in clause (ii) above or of any mortgagee holding a Lien on real
             -----------
property owned by any Credit Party with respect to any location described in clause (ii) above; (v) legal name and address of each bailee, processor,
-----------
warehouseman, consignee, carrier, shipper or other Person in possession with respect to any Equipment or Inventory acquired, together with the address where such Equipment or Inventory is held (other than Equipment or Inventory described in clauses (i) through (iv) of Section 6(c) of the Security Agreement or the applicable Subsidiary Security Agreement); and (vi) any registered trademarks, trademark applications, service marks, service mark applications, patents, patent applications, copyrights or other intellectual property acquired in such Acquisition. The information reported by the Credit Parties shall be deemed to modify the exhibits to the Security Agreement, the Subsidiary Security Agreement and the Trademark Security Agreement, as applicable.

               (d)  Other Reports.  The Credit Parties shall deliver or cause
                    -------------
to be delivered to the Agent and the Lenders copies of all Financial Statements, reports and notices, if any, sent or made available generally by any Credit Party to holders of their respective Indebtedness or securities or filed with the Commission and all press releases made available generally by any Credit Party to the public concerning material developments in the business of any such Person, and all notifications received by any Credit Party pursuant to the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

               (e)  Further Assurances.  When requested by the Agent, any
                    ------------------
further information regarding the Collateral, business affairs and financial condition of any of the Credit Parties.

          7.3  Notification Requirements.  The Credit Parties shall timely give
               -------------------------
the Agent and each of the Lenders the following notices:

               (a)  Notice of Defaults.  Promptly, and in any event within five
                    ------------------
days after becoming aware of the occurrence of a Default or Event of Default, a certificate of the chief executive officer or Financial Officer of each Credit Party specifying the nature thereof and the Credit Parties' proposed response thereto, each in reasonable detail.

               (b)  Proceedings or Adverse Changes.  Promptly, and in any event
                    ------------------------------
within five Business Days after any Credit Party becomes aware of (i) any proceeding being instituted or threatened to be instituted by or against any Credit Party or any Subsidiary of a Credit Party in any federal, state, local or foreign court or before any commission or other regulatory body (federal, state, local or foreign), except for threatened or pending proceedings which in the aggregate could not reasonably be expected to result in an Event of Default or a Material Adverse Effect, (ii) any order, judgment or decree being entered against any Credit Party or any of its Subsidiaries or any of their respective properties or assets, if the amount which is or may become payable by any Credit Party or any of its Subsidiaries in connection with all such orders, judgments or decrees then outstanding, exceeds confirmed insurance coverage by more than $1,000,000, or (iii) any actual or prospective change, development or event which has had or could reasonably be expected to have a Material Adverse Effect other than general economic conditions, a written statement describing such proceeding, order, judgment, decree, change, development or event and any action being taken with respect thereto by the Credit Party or any such Subsidiary.

               (c)  ERISA Notices.  (i) Promptly, and in any event within 10
                    -------------
Business Days after any Credit Party or any ERISA Affiliate knows or has reason to know that a Termination Event has occurred, a written statement of a Financial Officer of such Credit

Party describing such Termination Event and any action that is being taking with respect thereto by any of the Credit Parties or any ERISA Affiliate, and any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC (the Credit Parties and the ERISA Affiliates shall be deemed to know all facts known by the administrator of any Benefit Plan of which it is the plan sponsor); (ii) promptly, and in any event within five Business Days after the filing thereof with the Internal Revenue Service, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by any Credit Party or any ERISA Affiliate with respect to such request; and
(iii) promptly, and in any event within five Business Days after receipt by any Credit Party or any ERISA Affiliate, a copy of any notice of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice.

               (d)  Environmental and Health and Safety Notices.  Promptly, and
                    -------------------------------------------
in any event within 10 Business Days after receipt by any Credit Party of any notice, complaint or order alleging actual or prospective violation of any environmental, health or safety Requirement of Law or alleging responsibility for costs of a cleanup, together with a copy of such notice, complaint, or order and a written statement describing any action being taken with respect thereto by any Credit Party.

               (e)  Material Contracts.  Promptly, and in any event within 10
                    ------------------
Business Days after any Material Contract of any Credit Party is terminated or amended or any new Material Contract is entered into, a written statement describing such event and explaining any actions being taken with respect thereto (and, if requested by the Agent, copies of such amendments or new contracts).

               (f)  Governing Documents.  Subject to Section 8.20, within 10
                    -------------------              ------------
Business Days after the filing thereof with any Governmental Authority, copies of any new Governing Document (or any amendment or modification of an existing Governing Document).

               (g)  Permitted Subordinated Indebtedness.  As soon as
                    -----------------------------------
practicable, copies of all material written notices given or received by any Credit Party with respect to any Permitted Subordinated Indebtedness and, within two Business Days after any Credit Party obtains knowledge of any matured or unmatured event of default with respect to any Permitted Subordinated Indebtedness, notice of such event of default.

          7.4  Corporate Existence.  Each Credit Party shall, and shall cause
               -------------------
each of its Subsidiaries to, (i) maintain its corporate existence (except to the extent permitted by Section 8.9 or 8.11), (ii) maintain in full force and effect
                    -----------    ----
all licenses, bonds, franchises, leases, trademarks and qualifications to do business, and all patents, contracts and other rights necessary or advisable to the profitable conduct of its businesses, provided, however, that any such
                                          --------  -------
licenses, bonds, franchises, leases, trademarks, qualifications, patents, contracts and other rights may be terminated if such termination does not have a Material Adverse Effect and (iii) continue in, and limit its operations to, the same general lines of business as conducted by the

Credit Parties and such Subsidiaries on the Effective Date and lines of business reasonably related thereto.

          7.5  Books and Records; Inspections.  Each Credit Party agrees to
               ------------------------------
maintain, and to cause each of its Subsidiaries to maintain, books and records pertaining to the Collateral in such detail, form and scope as is consistent with good business practice. Each Credit Party agrees that the Agent or its agents may enter upon the premises of any Credit Party or any Subsidiary of any Credit Party at any time and from time to time, during normal business hours and upon 24 hours' prior notice, and at any time at all on and after the occurrence of a Default which continues beyond the expiration of any grace or cure period applicable thereto, and which has not otherwise been waived pursuant to Section
                                                                        -------
12.11 or cured, for the purposes of (i) inspecting and verifying the Collateral,
-----
(ii) inspecting and/or copying (at the Credit Party's expense) any and all records pertaining thereto and (iii) discussing the affairs, finances and business of the Credit Party with any officers, employees and directors of the Credit Party or with the Auditors.

          7.6  Insurance.  Each Credit Party agrees to maintain, and to cause
               ---------
each of its Subsidiaries to maintain, general liability insurance, third party property damage insurance and replacement value insurance on the Collateral under the insurance policies and programs listed on Schedule C or substantially
                                                    ----------
similar policies and programs with insurance companies maintaining a Best's Rating of A or better (or, as to workers' compensation or similar insurance, insurance in an insurance fund or by self-insurance authorized by the jurisdiction in which its operations are carried on) and in such amounts and covering such risks as are at all times satisfactory to the Agent in its commercially reasonable judgment. All such policies shall contain such provisions as the Agent may reasonably require to fully protect the Agent's interest in the Collateral and to any payments to be made under such policies, including, without limitation, the following: (i) all policies covering the Collateral shall contain an endorsement, in form and substance acceptable to the Agent, naming the Agent, for the benefit of the Holders, as loss payee thereunder and, if required by the Agent, naming the Agent as an additional insured under such policy; (ii) all policies relating to general liability coverage shall contain an endorsement naming the Agent as an additional insured under such policy; (iii) all such policies shall contain an endorsement which negates the "other insurance" clause in the policy and a statement that the insurance being provided is primary and any insurance carried by the Agent is neither primary nor contributory; and (iv) all such policies, endorsements thereto or an independent instrument furnished to the Agent shall provide that the applicable insurance company will give the Agent at least 30 days' written notice (or, in the case of non-payment of premiums, at least 10 days' written notice) before any such policy or policies of insurance shall be altered adversely to the interests of the Holders or canceled, except for notices of annual renewals which do not adversely affect the rights of the Agent or the Lenders, and that no act, whether willful or negligent, or default of the Credit Party or any other Person shall affect the right of the Agent to recover under such policy or policies of insurance in case of loss or damage. In the event any Credit Party at any time or times hereafter shall fail to obtain or maintain any of the policies or insurance required herein or to pay any premium in whole or in part relating thereto, then the Agent, without waiving or releasing any obligations or resulting Event of Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Agent deems advisable. All sums so disbursed by the Agent shall constitute Agent Advances hereunder and be part of the Obligations, payable as provided in this Credit Agreement.

          7.7  Taxes and Claims.  Each Credit Party agrees to pay, when due, and
               ----------------
to cause each of its Subsidiaries to pay when due, (a) all taxes lawfully levied or assessed against such Credit Party, any of its Subsidiaries or any of the Collateral before any penalty or interest accrues thereon and (b) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien (other than a Permitted Lien) upon any of such Credit Party's or such Subsidiary's assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes,
                               --------  -------
assessments and governmental charges referred to in clause (a) above or claims
                                                    ----------
referred to in clause (b) above (unless such taxes, assessments, governmental
               ----------
charges or claims have become a federal or state tax or ERISA Lien on any of the assets of such Credit Party or any of its Subsidiaries) need be paid so long as
(w) being contested in good faith by appropriate proceedings diligently instituted and conducted, (x) the Agent has been notified thereof, and (y) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

          7.8  Compliance With Laws.  Each Credit Party agrees to comply, and to
               --------------------
cause each of its Subsidiaries to comply, with all Requirements of Law applicable to the Collateral or any part thereof, or to the operation of its business or its assets generally, unless (i) the Credit Party contests any such Requirements of Law in a reasonable manner and in good faith or (ii) such failure to comply with such Requirements of Law could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          7.9  Use of Proceeds.  The proceeds of the Term Loans shall be used to
               ---------------
pay a portion of the Rent-it-Center Acquisition purchase price, related fees and expenses and, to the extent of any surplus, for the purposes set forth in the immediately following sentence. The proceeds of Revolving Credit Loans shall be used by the Borrowers for working capital, Investments, loans, dividends and distributions from the Borrowers to the Credit Parties to the extent permitted by Article 8, Acquisitions and other lawful general corporate purposes, in each
   ---------
case to the extent consistent with the requirements of this Credit Agreement. None of the Borrowers shall use any portion of the proceeds of any such Loans for the purpose of purchasing or carrying any Margin Stock in any manner which violates the provisions of Regulation G, Regulation U or Regulation X or for any other purpose in violation of any applicable statute or regulation, or of the terms and conditions of this Credit Agreement. Each Borrower and each Parent Guarantor hereby acknowledges that the restrictions as to use of proceeds in this Credit Agreement or any of the other Credit Documents are commercially reasonable and made in good faith.

          7.10     Fiscal Year.  Each Credit Party agrees to maintain its
                    -----------
Fiscal Year as a year ending December 31.

          7.11      Maintenance of Property.  Each Credit Party agrees to keep,
                    -----------------------
and to cause each of its Subsidiaries to keep, all property useful and necessary to their respective businesses in good working order and condition (ordinary wear and tear excepted) in accordance with their past operating practices and not to commit or suffer any waste with respect to any of their properties.

          7.12      ERISA Documents.  Each Credit Party will cause to be
                    ---------------
delivered to the Agent, upon the Agent's request, each of the following: (i) a copy of each Plan (or, where any such plan is not in writing, complete description thereof) (and if applicable, related trust agreements or other funding instruments) and all amendments thereto, all written interpretations thereof and written descriptions thereof that have been distributed to employees or former employees of the Credit Party or its Subsidiaries; (ii) the most recent determination letter issued by the Internal Revenue Service with respect to each Benefit Plan; (iii) for the three most recent plan years, Annual Reports on Form 5500 Series required to be filed with any Governmental Authority for each Benefit Plan; (iv) all actuarial reports prepared for the last three plan years for each Benefit Plan; (v) a listing of all Multiemployer Plans, with the aggregate amount of the most recent annual contributions required to be made by the Credit Party or any ERISA Affiliate to each such plan and copies of the collective bargaining agreements requiring such contributions; (vi) any information that has been provided to the Credit Party or any ERISA Affiliate regarding withdrawal liability under any Multiemployer Plan; and (vii) the aggregate amount of the most recent annual payments made to former employees of the Credit Party or any ERISA Affiliate under any Retiree Health Plan.

          7.13     Compliance With Environmental Laws.
                    ----------------------------------

          (a) Each Credit Party shall comply, and cause each of its Subsidiaries to comply, with all environmental, health and safety Requirements of Law applicable to its operations and properties other than such non-compliance of which would have no Material Adverse Effect; obtain, and cause each of its Subsidiaries to obtain, all environmental permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Substances from any of its properties, to the extent required under any such Requirements of Law; provided, however, that neither such Credit Party nor any
                     --------  -------
Subsidiaries of such Credit Party shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

          (b) Each Credit Party shall (i) employ, and cause each of its Subsidiaries to employ, in connection with its use of Real Property, appropriate technology to maintain compliance in all material respects with any applicable environmental, health and safety Requirements of Law, (ii) maintain in all material respects, and cause each of its Subsidiaries to obtain and maintain in all material respects, any and all permits required by applicable environmental, health and safety Requirements of Law in connection with its or its Subsidiaries, operations and
(iii) dispose of, and cause each of its Subsidiaries to dispose of, any and all Hazardous Substances only at facilities and with carriers that in the reasonable belief of the Credit Party are maintaining valid permits under the Resource Conservation and Recovery Act of 1976, 42 U.S.C. (S)(S) 6901 et seq., any
                                                             -- ---
amendments thereto, any successor statutes, and any regulations promulgated thereunder, and any applicable state and local environmental, health and safety Requirements of Law. Such Credit Party shall use its best efforts, and cause each of its Subsidiaries to use its best efforts, to obtain certificates of disposal from all contractors employed by such Credit Party or any of its Subsidiaries in connection with the transport or disposal of any Hazardous Substances.

          7.14      Compliance with Operating Leases.  Each Credit Party shall
                    --------------------------------
make all payments and otherwise perform, and cause each of its Subsidiaries to make all payments and otherwise perform, in all material respects, all of its obligations in respect of all Operating Leases of such Credit Party or any of its Subsidiaries, and use its best efforts, and cause each of its Subsidiaries to use its best efforts, to keep, and to take all action to keep, such Operating Leases in full force and effect and not allow any such Operating Leases to lapse or be terminated or any rights to renew such Operating Leases to be forfeited or canceled other than any such failure which would have no Material Adverse Effect. Such Credit Party will give the Agent prompt notice of any lapse, termination, forfeiture or cancellation of any material Operating Lease to which it is a party (whether or not in accordance with the terms of such Operating Lease or this Credit Agreement).

          7.15      Compliance with Material Contracts.  Each Credit Party shall
                    ----------------------------------
perform and observe, and cause each of its Subsidiaries to perform and observe, all material terms and provisions of the Material Contracts to be performed or observed by it, maintain, and cause each of its Subsidiaries to maintain, the Material Contracts to which it is a party in full force and effect during their respective stated terms, enforce, and cause each of its Subsidiaries to enforce, the Material Contracts to which it is a party in accordance with their terms, and take, and cause each of its Subsidiaries to take, all such action to such ends as may from time to time be reasonably requested by the Agent other than any such failure which would have no Material Adverse Effect.

          7.16      Maintenance of Separate Existence.  Except with respect to
                    ---------------------------------
transactions permitted by Section 8.11, each Borrower will do all things
                          ------------
necessary to maintain its corporate existence separate and apart from each Parent Guarantor, including, without limitation, (a) practicing and adhering to corporate formalities, such as maintaining appropriate corporate books and records; (b) assuring that RSC has at least one corporate director who is not an officer, director or employee of such Borrower or the Parent Guarantors; (c) maintaining all of its deposit and other bank accounts and all of its assets separate from those of each Parent Guarantor; (d) maintaining all of its financial records separate and apart from those of any other Person and ensuring that any of RSC's consolidated Financial Statements or public information for such Borrower on a consolidated basis contain appropriate disclosures concerning the Borrower's separate existence; (e) except with respect to the corporate headquarters in Scottsdale, Arizona, maintaining business locations separate and apart from those of each Parent Guarantor; and
(f) accounting for all of its liabilities separately from those of each Parent Guarantor.

          7.17      Real Property; Landlord Waivers.  Within 30 days after the
                    -------------------------------
Effective Date, the Credit Parties shall prepare and deliver to the Agent a list of all leasehold interests of the Credit Parties in any Real Property as of the Effective Date which shall include a list of all Collateral Access Agreements which have been delivered with respect to such Real Property. Each Credit Party having a leasehold interest in Real Property shall use its best efforts to deliver, or cause to be delivered, to the Agent, Collateral Access Agreements from the landlords on all Real Property leasehold interests of such Credit Party acquired after the Effective Date.

          7.18     Consolidation of Non-Borrower Subsidiaries.
                    ------------------------------------------

                   (a) Approved Acquisition Subsidiaries. As soon as possible
                       ---------------------------------
and in any event within two Business Days after the Effective Date or the Siems Acquisition Effective Date, as applicable, RSC Center shall cause Rent-it-Center to be merged into RSC Center (with RSC Center being the surviving corporation), and RSC Alabama shall cause Siems to be merged into RSC Alabama (with RSC Alabama being the surviving corporation).

                   (b) Other Subsidiaries. Within 90 days after any Borrower's
                       ------------------
formation or acquisition of any Subsidiary which does not become a Borrower pursuant to Section 8.20, such Borrower shall cause such Subsidiary and all other Subsidiaries within the same Subsidiary Group to be merged into such Borrower (or merged into another Person within the same Subsidiary Group) or to cause the liquidation of such Subsidiaries and the transfer of all assets of such Subsidiaries to such Borrower (or to another Person within the same Subsidiary Group) such that, after giving effect to all such mergers and liquidations involving Persons within such Subsidiary Group, such Borrower shall be the only member of such Subsidiary Group.

          7.19      Delivery of Documents After Effective Date. Each Credit
                    ------------------------------------------
Party shall execute and deliver, or shall cause the execution and delivery of,
(a) the agreements, documents, instruments, certificates and opinions designated on the Closing Document List as items to be delivered after the Effective Date or after the Siems Acquisition Effective Date, as applicable, within the time periods with respect to such items, as set forth on the Closing Document List and (b) the agreements, documents, instruments, certificates and opinions required to be delivered after the Consummation Date of an Acquisition, within the time periods with respect to such items, as required by Section 8.5(g), and
                                                            --------------
any other agreements, documents, instruments, certificates and opinions which the Agent may reasonably request in connection with such Acquisition which are not required to be delivered pursuant to Section 8.5(g) (including, without
                                         --------------
limitation, in response to the information delivered by the Credit

Parties pursuant to Section 7.2(c)), within the time periods specified by the Agent in such request.

          7.20      Further Assurances.  Each Credit Party shall take, and shall
                    ------------------
cause each of its Subsidiaries to take, all such further actions and execute all such further documents and instruments as the Agent may at any time reasonably determine in its sole discretion to be necessary or desirable to further carry out and consummate the transactions contemplated by the Credit Documents, to cause the execution, delivery and performance of the Credit Documents to be duly authorized and to perfect or protect the Liens (and the priority status thereof) of the Agent, for the benefit of the Holders, on the Collateral.


                                   ARTICLE 8
                               NEGATIVE COVENANTS
                               ------------------

          Until termination of this Credit Agreement and payment and satisfaction of all Obligations due hereunder, the Credit Parties shall comply with, and shall cause each of its Subsidiaries to comply with, the following covenants:

          8.1  Minimum Rental Equipment Utilization.  The Credit Parties shall
               ------------------------------------
not permit Rental Equipment Utilization, as determined as of each Quarterly Determination Date in each Fiscal Year for the twelve-month period ending on such Quarterly Determination Date, to be less than 54%. Notwithstanding the foregoing, any non-compliance with the previous sentence shall be deemed to be cured if, as of the last day of the calendar month immediately following the fiscal quarter with respect to which such non-compliance occurred (the "Rental
                                                                        ------
Equipment Utilization Cure Date"), the Credit Parties cause Rental Equipment
-------------------------------
Utilization, as determined for the twelve-month period ending on the Rental Equipment Utilization Cure Date, to be at least 54%.

          8.2  Minimum Interest Coverage Ratio.  The Credit Parties shall not
               -------------------------------
permit the ratio of (i) EBITA to (ii) Interest Expense as determined as of each Quarterly Determination Date occurring during the periods set out below, for the twelve-month period ending on such Quarterly Determination Date, to be less than the ratio set out opposite such period below:

                 PERIOD              MINIMUM RATIO
          ============================================

          Effective Date through           2.0x
          March 31, 1998
          --------------------------------------------
          April 1, 1998 through            2.1x
          September 30, 1998
          --------------------------------------------
          October 1, 1998 through          2.2x
          September 30,  1999
          --------------------------------------------

                 PERIOD              MINIMUM RATIO
          ============================================
          October 1, 1999 through          2.3x
          September 30, 2000
          --------------------------------------------
          October 1, 2000 through          2.5x
          September 30, 2001
          --------------------------------------------
          October 1, 2001 through          2.7x
          September 30, 2002
          --------------------------------------------
          October 1, 2002 through          2.9x
          September 30, 2003
          --------------------------------------------
          October 1, 2003                  3.0x
          and thereafter
          =============================================


          8.3  Maximum Total Indebtedness Ratio.  The Credit Parties shall not
               --------------------------------
permit the ratio of (i) the aggregate amount of all Indebtedness of the Credit Parties outstanding at any time during the periods set out below, to (ii) EBITDA, as determined as of each Quarterly Determination Date occurring during such periods set out below for the twelve-month period ending on such Quarterly Determination Date, to be greater than the ratio set out opposite such date below:

       ===========================================
            PERIOD               MAXIMUM RATIO
       ===========================================

       Effective Date through              5.5x
       March 30, 1998
       -------------------------------------------
       March 31, 1998 through              4.5x
       June 29, 1998
       -------------------------------------------
       June 30, 1998 through               4.0x
       September 29, 1998
       -------------------------------------------
       September 30, 1998 through          3.8x
       March 30, 1999
       -------------------------------------------
       March 31, 1999 through              3.6x
       September 29, 1999
       -------------------------------------------
       September 30, 1999 through          3.4x
       September 29, 2000
       -------------------------------------------
       September 30, 2000 through          3.2x
       September 29, 2001
       -------------------------------------------


       ===========================================
            PERIOD               MAXIMUM RATIO
       ===========================================
       September 30, 2001 through          3.0x
       September 29, 2002
       -------------------------------------------
       September 30, 2002 through          2.9x
       September 29, 2003
       -------------------------------------------
       September 30, 2003 through          2.8x
       September 29, 2004
       -------------------------------------------
       September 30, 2004                  2.7x
       and thereafter
       ===========================================


          8.4  Minimum EBITDA.  The Credit Parties shall not permit EBITDA, as
               --------------
determined as of each Quarterly Determination Date set out below for the twelve-month period ending on such Quarterly Determination Date, to be less than the amount set out opposite such date below:

     =====================================================
         QUARTERLY DETERMINATION
                DATE                  MINIMUM AMOUNT
     =====================================================

        December 31, 1997              $ 70,400,000
     -----------------------------------------------------
        March 31, 1998                 $ 80,400,000
     -----------------------------------------------------
        June 30, 1998                  $ 88,700,000
     -----------------------------------------------------
        September 30, 1998             $101,100,000
     -----------------------------------------------------
        December 31, 1998              $115,000,000
     -----------------------------------------------------
        March 31, 1999                 $127,800,000
     -----------------------------------------------------
        June 30, 1999                  $132,500,000
     -----------------------------------------------------
        September 30, 1999             $140,800,000
     -----------------------------------------------------
        December 31, 1999              $143,600,000
     -----------------------------------------------------
        March 31, 2000                 $145,000,000
     -----------------------------------------------------
        June 30, 2000                  $150,400,000
     -----------------------------------------------------
        September 30, 2000             $158,000,000
     -----------------------------------------------------
        December 31, 2000              $160,500,000
     -----------------------------------------------------
        March 31, 2001                 $163,500,000
     -----------------------------------------------------

     =====================================================
         QUARTERLY DETERMINATION
                DATE                  MINIMUM AMOUNT
     =====================================================
        June 30, 2001                  $166,000,000
     -----------------------------------------------------
        September 30, 2001             $167,900,000
     -----------------------------------------------------
        December 31, 2001              $169,300,000
     -----------------------------------------------------
        March 31, 2002                 $174,600,000
     -----------------------------------------------------
        June 30, 2002                  $179,500,000
     -----------------------------------------------------
        September 30, 2002             $184,100,000
     -----------------------------------------------------
        December 31, 2002              $188,400,000
     -----------------------------------------------------
        March 31, 2003                 $189,600,000
     -----------------------------------------------------
        June 30, 2003                  $194,200,000
     -----------------------------------------------------
        September 30, 2003             $198,400,000
     -----------------------------------------------------
        December 31, 2003              $202,300,000
     -----------------------------------------------------
        March 31, 2004                 $207,000,000
     -----------------------------------------------------
        June 30, 2004                  $211,200,000
     -----------------------------------------------------
        September 30, 2004             $215,000,000
     -----------------------------------------------------
        December 31, 2004              $218,400,000
     =====================================================


          8.5  Capital Expenditures and Investments.  None of the Credit Parties
               ------------------------------------
or their respective Subsidiaries shall, directly or indirectly, make or incur any Capital Expenditures or make any Investment in any Person, whether in cash, securities, or other property of any kind including, without limitation, any Subsidiary or Affiliate of any Credit Party, other than:

              (a) Advances or loans made in the ordinary course of business not to exceed $250,000 outstanding at any one time to any one Person and $1,000,000 in the aggregate outstanding at any one time;

              (b) Investments arising from (i) intercompany loans permitted by

Section 8.6(g), (ii) dividends and distributions permitted by Section 8.10 and
--------------                                                ------------
(iii) transfers permitted by Section 8.9(iv) or 8.9(v);
                             ---------------    ------

              (c) Subject to the limits set forth in Section 8.18, Cash
                                                     ------------
Equivalents, provided that the Agent, for the benefit of the Holders (i) has a
             --------
perfected Lien therein, (ii) has
a perfected Lien in any deposit account in which the same are maintained or
(iii) if any of the same constitute Investment Property, has obtained Control with respect thereto;

          (d) Subject to the limits set forth in Section 8.18, deposits with
                                                 ------------
financial institutions, disclosed in Schedule D, Part 8.17, and which are
                                     ---------------------
insured by the Federal Deposit Insurance Corporation ("FDIC") or a similar
                                                       ----
federal insurance program;

          (e) Subject to the limits set forth in Section 8.18, contributions to
                                                 ------------
and payments of benefits under any Plan (in accordance with the terms of the Plan) permitted by this Credit Agreement;

          (f) Capital Expenditures and Investments (other than Acquisitions), in each case, directly related to, or in the same line of, the business as conducted by the Credit Parties as of the Effective Date, the aggregate amount of which shall not exceed, in any Fiscal Year set out below, the amount set out opposite such Fiscal Year (the "Maximum Expenditure Amount"):
                                --------------------------

                 FISCAL YEAR      MAXIMUM AMOUNT
            ========================================

                  1997             $160,000,000
            ----------------------------------------
                  1998             $150,000,000
            ----------------------------------------
                  1999             $150,000,000
            ----------------------------------------
                  2000             $150,000,000
            ----------------------------------------
                  2001             $160,000,000
            ----------------------------------------
                  2002             $180,000,000
            ----------------------------------------
                  2003             $225,000,000
            ----------------------------------------
                  2004             $240,000,000
            ========================================

provided, however, that the Maximum Expenditure Amount for any Fiscal Year may
--------  -------
be increased by (i) the aggregate amount of cash proceeds (net of any bona fide costs of sale with respect thereto) received by the Credit Parties and their respective Subsidiaries during such Fiscal Year with respect to the sale of Rental Equipment (whether through the actual sale of such Rental Equipment or the sale of stock of the Person owning such Rental Equipment) and (ii) an amount equal to twenty-five percent (25%) of the excess, if any, of (x) the Maximum Expenditure Amount for the immediately preceding Fiscal Year, over (y) the actual amount of Capital Expenditures and Investments (other than Acquisitions) made by the Credit Parties and their respective Subsidiaries under this clause
                                                                        ------
(f) in such immediately preceding Fiscal Year;
---

          (g) The approved Acquisitions and other Acquisitions directly related to, or in the same line of, the business as conducted by the Credit Parties as of the Effective

Date, provided that, with respect to Acquisitions other than the Approved
      --------
Acquisitions, the Credit Parties shall not, without the approval of the Majority
Lenders:

               (i) make any Acquisition without giving the Agent written notice thereof within three Business Days after the execution of a letter of intent or other agreement of the applicable Credit Parties with respect thereto, together with (A) a copy of the related letter of intent or such other agreement (which, in either case, shall contain, or be accompanied by, substantially the same information as letters of intent delivered to the Agent prior to the Effective Date) and (B) a list of all locations of the assets which will become property of the Credit Parties after giving effect to such Acquisition (other than locations of Persons which will become customers of the Credit Parties after giving effect to such Acquisition);

               (ii) make any Acquisition unless the Credit Parties obtain each of the following in connection therewith and deliver the same to the Agent within the time periods set out below, in each case in form and substance reasonably satisfactory to the Agent: (A) each of the agreements, documents and instruments set forth on Exhibit S which are required to be
                                            ---------
     delivered on or before the Consummation Date of such Acquisition, within the time periods set forth thereon, (B) to the extent any new Subsidiary of a Credit Party is formed or acquired in connection with such Acquisition, all of the agreements, documents and instruments required to be delivered pursuant to Section 8.20, within the time periods set forth therein and (C)
                 ------------
     any other agreements, documents, instruments, certificates or opinions which the Agent may reasonably request prior to the Consummation Date of such Acquisition;

               (iii) make any single Acquisition (or series of related Acquisitions) in any Fiscal Year in excess of $15,000,000;

               (iv) make Acquisitions during the period from the Effective Date until the Revolving Credit Expiration Date, in an aggregate amount in excess of the sum of (A) $160,000,000 (excluding consideration consisting of the common stock of RSC), plus (B) net cash proceeds received by RSC
                                  ----
     immediately and directly from the issuance of common stock of RSC during such period or from the issuance of Permitted Subordinated Indebtedness during such period; and

               (v) subject to clause (iv) above, make Acquisitions during the
                              -----------
     period from the Effective Date until the Term Loan Maturity Date, in an aggregate amount in excess of the sum of (A) $220,000,000 (excluding consideration consisting of the common stock of RSC), plus (B) net cash
                                                           ----
     proceeds received by RSC immediately and directly from the issuance of common stock of RSC during such period or from the issuance of Permitted Subordinated Indebtedness during such period; and

               (h) Such other Investments as the Agent may approve in writing in its reasonable discretion.

          8.6  Additional Indebtedness.  None of the Credit Parties or their
               -----------------------
respective Subsidiaries shall directly or indirectly incur, create, assume or suffer to exist any Indebtedness other than:

               (a) Indebtedness under the Credit Documents;

               (b) Indebtedness under Interest Rate Agreements entered into in the ordinary course of business, provided that the aggregate notional amount
                                 --------
thereof does not exceed an amount equal to 50% of the then outstanding Indebtedness of the Borrowers which is floating rate debt;

               (c) Indebtedness described on Schedule D, Part 8.6, and any
                                             --------------------
refinancing of such Indebtedness, so long as (i) the aggregate principal amount of the Indebtedness so refinanced shall not be increased, (ii) the Indebtedness is incurred for the same purpose as the Indebtedness so refinanced, (iii) the refinancing shall be on terms and conditions no more restrictive than the terms and conditions of the Indebtedness to be refinanced and (iv) with respect to Indebtedness under Capital Leases and Indebtedness secured by Purchase Money Liens, the principal amount of such refinanced Indebtedness is permitted by

Section 8.6(d);
--------------

               (d) In addition to the Indebtedness permitted under Section
                                                                   -------
8.6(c), (i) Indebtedness under Capital Leases and Indebtedness secured by
-----
purchase money Liens on Equipment acquired after the Effective Date ("Purchase
                                                                      --------
Money Liens") so long as (A) each Purchase Money Lien shall attach only to the
-----------
property to be acquired and any sale or insurance proceeds thereof (but excluding rental contracts covering such property or any proceeds thereof) and
(B) the Indebtedness incurred shall not exceed eighty percent (80%) of the purchase price of the item or items of Equipment purchased and (ii) any refinancing of Indebtedness secured by Purchase Money Liens so long as (A) the Liens granted in connection with such Indebtedness shall attach only to the Equipment formerly subject to the Purchase Money Lien and any sale or insurance proceeds thereof (but excluding rental contracts covering such property or any proceeds thereof), (B) the aggregate principal amount of the Indebtedness so refinanced shall not be increased, (C) the Indebtedness is incurred for the same purpose as the Indebtedness so refinanced and (D) the refinancing shall be on terms and conditions no more restrictive than the terms and conditions of the Indebtedness to be refinanced; provided, however, that the Indebtedness
                               --------  -------
permitted by clauses (i) and (ii) or described in Section 8.6(c)(iv) shall not
             ----------       --                  ------------------
exceed $15,000,000 in the aggregate outstanding at any one time;

          (e) Indebtedness in respect of taxes, assessments, governmental charges and claims for labor, materials or supplies, to the extent that payment thereof is not required pursuant to Section 7.7;
                                    -----------

               (f) Indebtedness constituting Contingent Obligations permitted by

Section 8.8;
-----------

          (g) Indebtedness arising from intercompany loans (i) from any Person within a Subsidiary Group to the Borrower or any Subsidiary Guarantor which, in each case, is part of the same Subsidiary Group and (ii) from any Credit Party (other than a Subsidiary Guarantor) to any other such Credit Party, provided,
                                                                    --------
that (A) in the case of loans under clause (i), the aggregate principal amount
                                    ----------
of all such loans shall not exceed $5,000,000 at any time outstanding for any Subsidiary Group and $15,000,000 at any time outstanding for all Subsidiary Groups, (B) all such Indebtedness shall be evidenced by a promissory note executed by the Credit Party receiving such intercompany loans, pursuant to a promissory note substantially in the form of Exhibit T, (C) such Indebtedness
                                             ---------
shall be subordinated in right of payment to the Obligations when due and payable and (D) the promissory notes evidencing such Indebtedness shall be pledged to the Agent, for the benefit of the Holders, pursuant to the Security Agreement or the applicable Subsidiary Security Agreement; and

          (h) Permitted Subordinated Indebtedness, provided, that, immediately
                                                   --------
before and after the incurrence thereof, no Default or Event of Default has occurred and is continuing.

          8.7  Liens.  None of the Credit Parties or their respective
               -----
Subsidiaries shall directly or indirectly create, incur, assume, or suffer to exist any Lien on any of its property now owned or hereafter acquired except (each of the following being referred to herein as a "Permitted Lien"):
                                                      --------------

               (a) Liens granted to the Agent, for the benefit of the Holders, under the Credit Document;

               (b) Liens listed on Schedule D, Part 8.7;
                                   --------------------

               (c) Purchase Money Liens and Liens securing Indebtedness permitted by Section 8.6(d);
             --------------

               (d) Liens of warehousemen, mechanics, materialmen, workers, repairmen, common carriers, or landlords, liens for taxes, assessments or other governmental charges, and other similar Liens arising by operation of law for amounts that are not yet due and payable, to the extent that payment thereof is not required by Section 7.7, or which secure Indebtedness permitted under
                -----------
Section 8.6(e);
--------------

                (e) Attachment or judgment Liens not to exceed an aggregate of $1,000,000, excluding amounts (i) bonded to the reasonable satisfaction of the Agent or (ii) covered by insurance to the reasonable satisfaction of the Agent;

                (f) Deposits or pledges to secure obligations under workmen's compensation, social security or similar laws, or under unemployment insurance, not to exceed an aggregate of $1,000,000;

          (g) Deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business not to exceed an aggregate of $1,000,000;

          (h) Easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of any of the Credit Parties;

          (i) Leasehold interests of lessees of Rental Equipment leased in the ordinary course of business;

          (j) Interests of landlords in real property leased by any Credit Party; and

          (k) Extensions, renewals, refundings or replacements of any of the foregoing, provided that (A) any such extension, renewal, refunding or
           --------
replacement of a Lien shall be limited to the property covered by the Lien extended, renewed, refunded or replaced, (B) the obligations secured by any such extension, renewal, refunding or replacement Lien shall be in an amount not greater than the amount, and on terms and conditions no more restrictive than the terms and conditions, of the obligations then secured by the Lien extended, renewed, refunded or replaced and (C) any Liens permitted under Section 8.7(b)
                                                                --------------
securing Indebtedness described in Section 8.6(c)(iv) shall be extended,
                                   ------------------
renewed, refunded or replaced only to the extent permitted by Section 8.6(d).
                                                              --------------

          8.8  Contingent Obligations.  None of the Credit Parties or their
               ----------------------
respective Subsidiaries shall directly or indirectly incur, assume, or suffer to exist any Contingent Obligation, other than (i) indemnities entered into in the ordinary course of business, consistent with past practice, given in connection with the sale, purchase or lease of assets in transactions permitted by this Credit Agreement and (ii) Contingent Obligation described on Exhibit D, Part
                                                             ---------------
8.8.
---
          8.9  Sale of Assets.  None of the Credit Parties or their respective
               --------------
Subsidiaries shall, directly or indirectly, sell, lease, assign, transfer or otherwise dispose of any assets other than (i) Inventory and Equipment in the ordinary course of business, (ii) items of property (other than capital stock of a Credit Party) with a book value of less than $100,000 in the aggregate for the Credit Parties and their respective Subsidiaries during any Fiscal Year, (iii) obsolete or worn out property disposed of in the ordinary course of business,
(iv) transfers of property from any Credit Party to any Borrower, provided that
                                                                  --------
all such property remains subject to the perfected, first priority Lien of the Agent, for the benefit of the Holders, (v) cash transfers from the Borrowers to the Parent Guarantors and among the Parent Guarantors, to the extent permitted by Section 8.10 and (vi) other dispositions of assets of the Credit Parties,
   ------------
provided that (A) such dispositions are made within the reasonable business
--------
judgment of such Credit Party, (B) at the time of such disposition, no Default or Event of Default has occurred and is then continuing or would result therefrom, (C) the aggregate consideration shall be paid at the time of disposition and (I) 80% of such consideration shall be in cash and Cash Equivalents and (II) all consideration consisting of promissory notes (the principal amount of which shall not exceed $2,500,000 in the aggregate outstanding at any one time) and Cash Equivalents shall be pledged and delivered to, or subject to the Control of, the Agent, for the benefit of the Holders, in accordance with the Security Agreement or the applicable Subsidiary Security Agreement and (D) the aggregate amount of all such dispositions (determined on the basis of net book value) does not exceed (I) $7,500,000 in the aggregate for each of Fiscal Years 1997 and 1998 and (II) $10,000,000 in the aggregate for any Fiscal Year thereafter; provided, further, that, with respect to any disposition
                        --------  -------
of the capital stock of any Borrower or Subsidiary Guarantor permitted by this

Section 8.9, (x) any such disposition shall be for 100% of the issued and
-----------
outstanding capital stock of such Borrower or Subsidiary Guarantor and (y) all Obligations of such Borrower or Subsidiary Guarantor shall be Paid In Full and all intercompany obligations of such Borrower or Subsidiary Guarantor shall be paid in full, prior to, or concurrently with (subject to such arrangements as the Agent may reasonably request to insure that the proceeds of such disposition are so used), the consummation of such disposition. Nothing in this Section 8.9
                                                                     -----------
shall be deemed to permit the sale, transfer or other disposition of the capital stock of RSC Acquisition or RSC Holdings.

           8.10     Restricted Payments.
                    -------------------

          (a) None of the Credit Parties or their respective Subsidiaries shall, directly or indirectly, declare or pay any dividend (other than dividends payable solely in common stock of a Credit Party) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of a Credit Party or any warrants, options or rights to purchase any such capital stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of a Credit Party or any of its Subsidiaries; provided, however, that to the extent permitted by
                         --------  -------
applicable law:

               (i) so long as no Default or Event of Default shall have occurred and be continuing or occurs as a result thereof, each Credit Party may repurchase shares of RSC capital stock or warrants, options or rights to purchase such shares issued to employees or directors of any Credit Party, provided that the aggregate amount paid by all Credit Parties for such repurchases shall not exceed $1,500,000 in any Fiscal Year;

               (ii) any Person part of a Subsidiary Group may declare and pay cash to the Borrower or any Subsidiary Guarantor part of the same Subsidiary Group (provided that to the extent the payment is a loan, the loan is permitted by Section 8.6(g) and any promissory notes evidencing
                          --------------
     such loan are delivered to
     the Agent, for the benefit of the Holders, pursuant to the applicable Subsidiary Security Agreement), and any merger or liquidation required by
     Section 7.18 may be consummated;
     ------------

               (iii) the Borrowers may declare and pay to RSC Acquisition and RSC Holdings, and RSC Acquisition and RSC Holdings may declare and pay to RSC, cash (provided that to the extent the payment is a loan, the
                        --------
          loan is permitted by Section 8.6(g) and any promissory notes
                               --------------
          evidencing such loan are delivered to the Agent, for the benefit of the Holders, pursuant to the Security Agreement) to the extent necessary to pay (A) general corporate, accounting, legal, consulting, corporate reporting and administrative expenses incurred in the ordinary course of the Credit Parties' business consistent with past practice, (B) income and franchise taxes, (C) costs and expenses and other amounts payable in connection with this Credit Agreement, the Rent-it-Center Acquisition, the Siems Acquisition and any other Acquisition permitted hereby and (D) amounts permitted to be paid by a Credit Party under clause (i) above, provided that the cash payments
                             ----------        --------
          permitted to be made by the Borrowers under this clause (iii) shall
                                                           ------------
          not exceed, in the aggregate, $25,000,000 in any Fiscal Year;

               (iv) the Borrowers may declare and pay cash to RSC Acquisition and RSC Holdings, and RSC Acquisition and RSC Holdings may declare and pay to RSC, cash (provided that to the extent the payment is a loan, the loan is permitted by Section 8.6(g) and any promissory notes
                                   --------------
          evidencing such loan are delivered to the Agent, for the benefit of the Holders, pursuant to the Security Agreement) to the extent necessary to enable RSC to pay required cash interest payments on Permitted Subordinated Indebtedness, provided, that (A) no such
                                               --------
          payment shall be made during a "blockage period" (or other similar concept) with respect to such Permitted Subordinated Indebtedness or if such payment would violate the subordination provisions contained in the related indenture, note purchase agreement or other instrument governing such Permitted Subordinated Indebtedness) and (B) any payment permitted under this clause (iv) is payable and is paid no
                                       -----------
          earlier than one Business Day prior to the date when such payment is due.

               (b) None of the Credit Parties or their respective Subsidiaries shall, directly or indirectly, make any optional payment or prepayment on or redemption (including, without limitation, by making payments to a sinking or analogous fund) or repurchase of any Permitted Subordinated Indebtedness (or any payment in violation of the subordination provisions contained in the related indenture, note purchase agreement or other instrument governing such Permitted Subordinated Indebtedness) or of any Mandatory Redeemable Obligation.

          8.11      Fundamental Changes.  None of the Credit Parties or their
                    -------------------
respective Subsidiaries shall enter into any merger or consolidation, liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of such Person's business or Property, whether now or hereafter acquired; provided, however, that (a) the Borrowers may merge with
                    --------  -------
each other if the Agent receives at least 30 Business Days' prior written notice thereof and all actions required to be taken pursuant to the Collateral Documents have been taken and (b) each Credit Party may enter into the transactions permitted for such Credit Party under Sections 8.9 and 8.20 or
                                                   ------------     ----
required pursuant to Section 7.18.
                     ------------

          8.12      Accounting Changes.  None of the Credit Parties or their
                    ------------------
respective Subsidiaries shall make any significant change in accounting treatment and reporting practices except as required by GAAP.

          8.13      Termination of Material Contracts; Modifications of
                    ---------------------------------------------------
Governing Documents.  None of the Credit Parties or their respective
-------------------
Subsidiaries shall (a) cancel or terminate any Material Contract or amend or otherwise modify any Material Contract, or waive any default or breach of any Material Contract, or take any other action in connection with any Material Contract that in each case would have a Material Adverse Effect, or (b) amend or otherwise modify any of its Governing Documents as in effect on the Effective Date (or, in the case of Subsidiaries of the Credit Parties formed or acquired after the Effective Date, as in effect on the date the related Governing Documents are delivered to the Agent pursuant to Section 8.20), except (i)
                                                 ------------
amendments to effect a change of name of a Credit Party which are permitted by the Security Agreement or the applicable Subsidiary Security Agreement, as the case may be, or (ii) other amendments which could not reasonably be expected to impair the rights of the Agent or any Holder under the Credit Documents or with respect to the Collateral.

          8.14      Restriction on Operating Leases.  None of the Credit Parties
                    -------------------------------
or their respective Subsidiaries shall become or remain liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any Operating Lease, if the aggregate annual amount of all rents paid by the Credit Parties and their Subsidiaries under all such leases would exceed (i) $10,000,000 in Fiscal Year 1997, (ii) $25,000,000 in each of Fiscal Years 1998 and 1999 and (iii) $35,000,000 in each Fiscal Year thereafter.

          8.15      Sale and Leaseback Transactions.    None of the Credit
                    -------------------------------
Parties or their respective Subsidiaries shall, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease of any property whether real or personal or mixed or whether now owned or hereafter acquired which any Credit Party or Subsidiary of a Credit Party has sold or transferred or intends to sell or transfer to any other Person, except for transactions involving Real Property owned by any Credit Party on the Effective Date with respect to which the documents executed in connection therewith do not provide the purchaser/lessor with recourse to any property other than the property being purchased and leased.

          8.16      Affiliate Transactions.  None of the Credit Parties or their
                    ----------------------
respective Subsidiaries shall, directly or indirectly, enter into any transaction (including, without limitation, the purchase, sale or exchange of property or the rendering of any service) with any Subsidiary or Affiliate of a Credit Party, except in the ordinary course of, and pursuant to the reasonable requirements of, the business of such Credit Party, Subsidiary or Affiliate, as the case may be, and upon fair and reasonable terms no less favorable to such Credit Party, Subsidiary or Affiliate than could be obtained in a comparable arm's-length transaction with an unaffiliated Person. Nothing contained in this

Section 8.16 shall prohibit (i) transactions permitted by Section 8.5(b),
------------                                              --------------
8.6(g), 8.9(iv), 8.9(v) or 8.10 and (ii) customary directors' indemnifications
------  -------  ------    ----
and payment of customary directors' fees.

          8.17      Additional Deposit and Securities Accounts.  None of the
                    ------------------------------------------
Credit Parties or their respective Subsidiaries shall, directly or indirectly, open, maintain or otherwise have any checking, savings or other deposit accounts at any bank or other financial institution, or any other account where money is or may be deposited or maintained with any Person (including, without limitation, any securities accounts), other than the Disbursement Account and the accounts set forth on Schedule D, Part 8.17; provided, however, that any
                          ---------------------  --------  -------
Borrower or Subsidiary Guarantor may establish such an account upon 10 Business Days' prior written notice thereof, and, except to the extent otherwise permitted by the Agent, subject such account and the related financial institution to a Lockbox Agreement, a Restricted Account Agreement or an agreement that grants Control over such account to the Agent, as applicable.

          8.18      Excess Cash.  None of the Credit Parties or their respective
                    -----------
Subsidiaries shall, directly or indirectly, maintain in the aggregate in all deposit accounts and securities accounts of the Credit Parties and their Subsidiaries (other than the Disbursement Account and payroll accounts), total cash balances and Investments permitted by Section 8.5(c), 8.5(d) or 8.5(e), in
                                           --------------  ------    ------
excess of $7,500,000 at any time during which any Loans are outstanding hereunder.

          8.19      Additional Negative Pledges.  None of the Credit Parties or
                    ---------------------------
their respective Subsidiaries shall, directly or indirectly, create or otherwise cause or suffer to exist or become effective, directly or indirectly, (a) any prohibition or restriction (including any agreement to provide equal and ratable security to any other Person in the event a Lien is granted to or for the benefit of the Agent, for the benefit of the Holders) on the creation or existence of any Lien upon the assets of the Credit Parties or their Subsidiaries or (b) any Contractual Obligation which may restrict or inhibit the Agent's and the Holders' rights or ability to sell or otherwise dispose of, or exercise rights conferred pursuant to the Credit Documents with respect to, the Collateral or any part thereof after the occurrence of an Event of Default except (i) in each case, (A) with respect to specific Equipment encumbered to secure a Credit Party's or such Subsidiary's Indebtedness permitted by Section
                                                                       -------
8.6(d) or obligations under an Operating Lease with respect to such Equipment
------
permitted by Section 8.14, (B) with respect to Real Property which is the
             ------------
subject of an Operating Lease permitted by Section 8.14 or (C) with respect to
                                           ------------
licenses and permits entered into or obtained in the ordinary course of the Credit Party's or Subsidiary's business which, by their terms, prohibit Liens of third parties and (ii) the terms of any Permitted Subordinated Indebtedness may contain the prohibitions and restrictions described in clause (a) above (other
                                                       ----------
than an agreement to provide equal and ratable security to the holders thereof in the event a Lien is granted to or for the benefit of the Agent, for the benefit of the Holders)).

          8.20      Additional Subsidiaries.  None of the Credit Parties shall,
                    -----------------------
directly or indirectly, form or acquire any Subsidiaries, except that RSC Acquisition and RSC Holdings may form, and the Borrowers may form or acquire, Subsidiaries, provided, that, except with respect to the Approved Acquisitions
              --------
and the Subsidiaries acquired in connection therewith:

               (i) the applicable Parent Guarantor or Borrower shall give the Agent written notice thereof (A) in the case of a formation of new Subsidiary (other than in connection with an Acquisition) at least 30 Business Days prior to the Consummation Date of such formation, together with a list of all locations of the assets of such Subsidiary after giving effect to such formation or (B) in the case of an Acquisition, within three Business Days after the execution of a letter of intent or other agreement of the applicable Credit Parties, together with (I) a copy of the related letter of intent or such other agreement (which, in either case, shall contain, or be accompanied by, substantially the same information as letters of intent delivered to the Agent prior to the Effective Date) and
     (II) a list of all locations of the assets which will become property of the Credit Parties after giving effect to such Acquisition (other than locations of Persons which will become customers of the Credit Parties after giving effect to such Acquisition);

               (ii) if such Subsidiary is a Subsidiary of RSC Acquisition or RSC Holdings such Subsidiary shall become a Borrower under this Credit Agreement, and if such Subsidiary is a Subsidiary of any Borrower, such Subsidiary shall, at the option of the Credit Parties (with the consent of the Agent), become a Borrower under this Credit Agreement (solely with respect to Revolving Loans and Letters of Credit) or a Subsidiary Guarantor, provided, that a Subsidiary of a Borrower acquired in an
                --------
     Acquisition shall not be required to become a Borrower or a Subsidiary Guarantor if (A) the Credit Parties notify the Agent at least ten (10) Business Days prior to the Consummation Date of such Acquisition that such Subsidiary will be merged into the Borrower part of the same Subsidiary Group, or that such Subsidiary will be liquidated and the assets of such Subsidiary transferred to such Borrower, in each case within five Business Days after such Consummation Date and (B) such merger or liquidation is consummated within five Business Days after such Consummation Date;

               (iii) the applicable Parent Guarantor or Borrower shall deliver to the Agent, or cause its Subsidiary to deliver to the Agent, each of the agreements, documents and instruments set forth on Exhibit U within
                                                               ---------
     the time periods set forth thereon, provided, that the agreements,
                                         --------
     documents and instruments described in this clause (iii) shall not be
                                                 ------------
     required for any such Subsidiary which does not become a Borrower or a Subsidiary Guarantor in accordance with clause (ii) above;
                                             -----------

               (iv) promptly upon the Agent's reasonable request therefor, the applicable Parent Guarantor or Borrower shall deliver any other documentation pertaining to such Subsidiary and the Credit Parties and such Subsidiary, taken as a whole; and

               (v) any other agreements, documents, instruments, certificates or opinions which the Agent may reasonably request.

All agreements, documents, instruments, certificates and opinions delivered pursuant to this Section 8.20 shall be in form and substance reasonably
                 ------------
satisfactory to the Agent. Each of the Borrowers and Parent Guarantors expressly agrees that its Obligations shall not be affected or diminished by the addition or release of any other Borrower or Subsidiary Guarantor hereunder, nor by any election by the Majority Lenders not to cause any Subsidiary of any Credit Party to become a Borrower or a Subsidiary Guarantor. This Credit Agreement and the other Credit Documents shall be fully effective as to any Credit Party which becomes a party hereto or thereto regardless of whether any other Person becomes, fails to become or ceases to be a party hereto or thereto.

          8.21      Changes to Permitted Subordinated Indebtedness.  No Credit
                    ----------------------------------------------
Party shall change or amend the terms of any Permitted Subordinated Indebtedness (or any indenture or agreement in connection therewith) if the effect of such amendment is to: (a) increase the interest rate on such Permitted Subordinated Indebtedness; (b) change the dates upon which payments of principal or interest are due on such Permitted Subordinated Indebtedness other than to extend such dates; (c) change any default or event of default other than to delete or make less restrictive any default provision therein, or add any covenant with respect to such Permitted Subordinated Indebtedness; (d) change the redemption or prepayment provisions of such Permitted Subordinated Indebtedness other than to extend the dates therefor or to reduce the premiums payable in connection therewith; (e) grant any security or collateral to secure payment of such Permitted Subordinated Indebtedness; or (f) change or amend any other term if such change or amendment would materially increase the obligations of any obligor or confer additional material rights to the holder of any Permitted Subordinated Indebtedness in a manner adverse to any Credit Party, the Agent, any Lender or the Issuing Bank.


                                   ARTICLE 9
                         EVENTS OF DEFAULT AND REMEDIES
                         ------------------------------

           9.1 Events of Default.  The occurrence of any of the following events
               -----------------
shall constitute an Event of Default hereunder:

          (a) Failure to Pay.  Any Credit Party shall fail to pay (i) all or any
              --------------
portion of the principal amount of any Loan when due or (ii) any other Obligation within five days after such Obligation is due and payable.

          (b) Breach of Certain Covenants.  Any Credit Party or any Subsidiary
              ---------------------------
of a Credit Party shall fail to comply with any covenant contained in (i)

Article 7 and such failure continues for five days after the occurrence thereof
---------
or (ii) Article 8, provided, that any non-compliance with the first sentence of
        ---------  --------
Section 8.1 shall not be an Event of Default unless and until the Borrowers have
-----------
failed to cure such non-compliance as of the Rental Equipment Utilization Cure Date applicable thereto.

          (c) Breach of Representation or Warranty.  Any representation or
              ------------------------------------
warranty made or deemed to be made by any Credit Party in this Credit Agreement or in any other Credit Document (and in any statement or certificate given under this Credit Agreement or any other Credit Document), shall be false or misleading in any material respect when made or deemed to be made.

          (d) Other Defaults.  Any Credit Party shall fail to comply with any
              --------------
provisions contained in any Credit Document to which such Credit Party is a party, other than as set forth in Section 9.1(a), 9.1(b) or 9.1(c), and such
                                  --------------  ------    ------
failure shall not have been remedied or waived within 10 days after receipt by the Credit Parties of notice thereof from the Agent or any Lender.

          (e) Dissolution.  Any Credit Party shall dissolve, wind up or
              -----------
otherwise cease its business unless permitted hereunder.

          (f) Judgments and Attachments.  Any money judgment, arbitration award
              -------------------------
(other than a money judgment or award covered by insurance, but only if the insurer has admitted liability with respect to such money judgment), writ or warrant of attachment, or similar process involving in any case an amount in excess of $1,000,000 shall be entered or filed against any Credit Party or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days.

               (g) Insolvency Event.  Any Credit Party shall become the subject
                   ----------------
of an Insolvency Event.

          (h) Change in Control.  A Change in Control shall occur or a Person or
              -----------------
Persons shall acquire, directly or indirectly, or obtain a Lien on any of the capital stock of any Credit Party (other than RSC), other than the Liens granted to the Agent, for the benefit of the Holders, pursuant to the Loan Documents.

          (i) Cross Default.  Any Credit Party or any of their respective
              -------------
Subsidiaries shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (other than an Obligation) of any Credit Party or any of their respective Subsidiaries aggregating $5,000,000 or more; or any breach, default or event of default shall occur, or any other condition shall exist under any Contractual Obligation pertaining to any such Indebtedness, if the effect thereof is to cause an acceleration, mandatory redemption or other required repurchase of such Indebtedness, or permit the holder(s) of such Indebtedness to accelerate the maturity of any such Indebtedness or require a redemption or other repurchase of such Indebtedness; or any such Indebtedness shall be otherwise declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed or otherwise repurchased by any Credit Party or any of their respective Subsidiaries (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or the holder of any Lien (other than Liens upon property leased to any Credit Party or any of their respective Subsidiaries which were created by the lessor prior to the commencement of the lease), in any amount, shall commence foreclosure of such Lien upon property of any Credit Party or any of their respective Subsidiaries having an aggregate value in excess of $5,000,000 and such foreclosure shall continue against such property to a date less than thirty days prior to the date of the proposed foreclosure sale.

          (j) Failure of Enforceability of Credit Documents; Security.  Any
              -------------------------------------------------------
covenant, agreement or obligation of any Credit Party contained in or evidenced by any of the Credit Documents shall cease to be enforceable, or shall be determined to be unenforceable, in accordance with its terms; any Credit Party shall deny or disaffirm its obligations under any of the Credit Documents or any Liens granted in connection therewith; or, any Liens granted to the Agent, for the benefit of the Holders, in any of the Collateral shall be determined to be void, voidable, invalid or (unless (i) such Liens cannot, under applicable law, be perfected by the filing of financing statements, the recording of security agreements and the required cover sheets with the United States Patent and Trademark Office or, to the extent required to be delivered on the Effective Date or thereafter pursuant to the Security Agreement or the applicable Subsidiary Security Agreement, the taking of possession of instruments, Investment Property or certificates of title (or any combination thereof) and
(ii) the applicable Credit Party is not expressly required, or has not been notified by the Agent that it is expressly required, in accordance with the Credit Documents, to take such other actions under applicable law which would be sufficient to perfect such Liens) unperfected, are subordinated or not given the priority contemplated by this Credit Agreement.

          (k) Termination Event.  Any Termination Event occurs which could
              -----------------
reasonably be expected to subject any Credit Party or ERISA Affiliate to liability in excess of $1,000,000.

          (l) Waiver Application.  The plan administrator of any Benefit Plan
              ------------------
applies under Section 412(d) of the Internal Revenue Code for a waiver of the minimum funding standards of Section 412(a) of the Internal Revenue Code and the Agent believes that the substantial business hardship upon which the application for the waiver is based could subject any Credit Party or ERISA Affiliate to liability in excess of $1,000,000.

          (m) RSC Subsidiaries.  RSC shall, directly or indirectly, form or
              ----------------
acquire any Subsidiary other than (i) RSC Acquisition, (ii) RSC Holdings, (iii) the Borrowers and Subsidiary Guarantors in existence on the Effective Date and
(iv) Subsidiaries of RSC

Acquisition, RSC Holdings or any Borrower permitted to be formed or acquired after the Effective Date in accordance with Section 8.20.
                                            ------------
          9.2  Acceleration and Cash Collateralization.  Upon the occurrence and
               ---------------------------------------
during the continuance of an Event of Default, the Agent may take any or all of the following actions, without prejudice to the rights of the Agent or any Lender to enforce its claims against the Credit Parties:

               (a)  Acceleration.
                    ------------

               (i) With respect to any Event of Default described in Section
                                                                     -------
     9.1(g), all Obligations shall automatically and without notice be
     ------
     immediately due and payable without presentment, demand, protest or any other action or obligation of the Agent or any Lender.


               (ii) With respect to any Event of Default described in Section
                                                                      -------
     9.1(a), upon the written request, or with the written consent, of the
     ------
     Majority Term Loan Lenders (with respect to the Obligations owing to the Term Lenders in their capacity as such) or the Majority Revolving Credit Lenders (with respect to all other Obligations), and by delivery of written notice to the applicable Borrowers from the Agent, all such Obligations shall be declared to be immediately due and payable without presentment, demand, protest or any other action or obligation of the Agent or any Lender.

               (iii) With respect to any other Event of Default, upon the written request, or with the written consent, of the Majority Lenders, and by delivery of written notice to the Borrowers from the Agent, all Obligations shall be declared to be immediately due and payable without presentment, demand, protest or any other action or obligation of the Agent or any Lender.

          (b) Termination of Revolving Credit Commitments.  Upon the written
              -------------------------------------------
request of the Majority Revolving Credit Lenders, and by delivery of written notice to the Borrowers from the Agent, the Revolving Credit Commitments shall be immediately terminated (except with respect to any Event of Default described in Section 9.1(g), in which case the Revolving Credit Commitments shall
   --------------
automatically be terminated without the necessity of any request of the Majority Revolving Credit Lenders or notice or other demand to any Borrower) and, at all times thereafter, all Revolving Loans made by any Revolving Credit Lender pursuant to this Credit Agreement shall be at such Revolving Credit Lender's sole discretion unless the termination of the Revolving Credit Commitments has been rescinded pursuant to Section 9.3.
                           -----------

          (c) Cash Collateralization.  On demand of the Agent or the Majority
              ----------------------
Revolving Credit Lenders, the Borrowers shall immediately deposit with the Agent cash or

Cash Equivalents in an amount equal to 110% of the Letter of Credit Obligations then outstanding.

          9.3  Rescission of Acceleration and Termination.  After acceleration
               ------------------------------------------
of the maturity of the Obligations or the termination of the Revolving Credit Commitments, if the Borrowers pay all accrued interest and all principal due on the Loans (other than by reason of the acceleration) and all Defaults and Events of Default are otherwise remedied or waived in accordance with Section 12.11,
                                                               -------------
(a) the Majority Lenders may elect, in their sole discretion, to rescind the acceleration and (b) the Majority Revolving Credit Lenders may elect, in their sole discretion, to rescind the termination and return any cash collateral.
This Section 9.3 is intended only to bind all of the Lenders to a decision of
     -----------
the Majority Lenders (in the case of an acceleration of the Obligations) and to bind all of the Revolving Credit Lenders to a decision of the Majority Revolving Credit Lenders (in the case of a termination of the Revolving Credit Commitments) and not to confer any right on the Borrowers, even if the described conditions for the election of the Majority Lenders or the Majority Revolving Credit Lenders, as applicable, may be met.

          9.4  Remedies.  Upon the occurrence and during the continuance of an
               --------
Event of Default, the Agent may do any or all of the following:

          (a) remove all documents, instruments, files and records (including the copying of any computer records) relating to the Collateral or use (at the expense of the Credit Parties) such supplies or space of any Credit Party at the Credit Party's place of business necessary to properly administer and collect the Accounts thereon;

          (b) accelerate or extend the time of payment, compromise, issue credits, or bring suit on the Accounts (in the name of the Borrowers or the Lenders) and otherwise administer and collect the Accounts;

          (c) sell, assign and deliver the Collateral and any returned, reclaimed or repossessed merchandise, with or without advertisement, at public or private sale, for cash, on credit or otherwise; and

          (d) foreclose the Liens created pursuant to the Credit Documents by any available procedure, or take possession of any or all of the Collateral without judicial process and enter any premises where any Collateral may be located for the purpose of taking possession of or removing the same.

Subject to Section 12.15, the Requisite Lenders may instruct the Agent to
           -------------
exercise, or to refrain from exercising, any right, remedy or power with respect to the Collateral available to or conferred on the Agent hereunder or under any Collateral Document and in connection therewith, to direct the time, method and place of conducting any proceeding for any such right or remedy or exercising any such right or remedy, or for the appointment of a receiver, or to instruct the Agent to take or refrain from taking any other action with respect to the

Collateral authorized by this Credit Agreement or any Collateral Document. Subject to provisions of Section 2.7, any Lender may bid or become a purchaser
                         -----------
at any sale, free from any right of redemption, which right is expressly waived by the Credit Parties. If notice of intended disposition of any Collateral is required by law, it is agreed that five Business Days' notice shall constitute reasonable notification. The Credit Parties will assemble the Collateral and make it available to the Agent at such locations as the Agent may specify, whether at the premises of the Credit Parties or elsewhere, and will make available to the Agent the premises and facilities of the Credit Parties for the purpose of the Agent's taking possession of, removing or putting the Collateral in saleable form.

          9.5  Right of Setoff.  In addition to and not in limitation of all
               ---------------
rights of offset that the Agent, any Lender or the Issuing Bank may have under applicable law, upon the occurrence and during the continuance of any Event of Default, and whether or not the Agent, any Lender or the Issuing Bank has made any demand or the Obligations of any Credit Party have matured, the Agent, each Lender and the Issuing Bank shall have the right to appropriate and apply to the payment of the Obligations of such Credit Party (a) all deposits and other obligations then or thereafter owing by the Agent, such Lender or the Issuing Bank to such Credit Party and (b) any moneys, credits or other property belonging to any Credit Party, at any time held by or coming into the possession of such Lender, the Issuing Bank, the Agent or any of their respective Affiliates. Each Lender or the Issuing Bank exercising such rights shall notify the Agent thereof and any amount received as a result of the exercise of such rights shall be shared in accordance with Section 2.7.
                                          -----------

          9.6  License for Use of Software and Other Intellectual Property.
               ------------------------------------------------------------
Unless expressly prohibited by the licensor thereof, if any, the Agent is hereby granted a license to use, without charge, each Credit Party's computer programs, software, printouts and other computer materials, technical knowledge or processes, data bases, materials, trademarks, registered trademarks, trademark applications, service marks, registered service marks, service mark applications, patents, patent applications, trade names, rights of use of any name, labels, fictitious names, inventions, designs, trade secrets, goodwill, registrations, copyrights, copyright applications, permits, licenses, franchises, customer lists, credit files, correspondence, and advertising materials or any property of a similar nature, as it pertains to the respective Credit Party's Collateral, or any rights to any of the foregoing, in completing production of, advertising for sale, and selling any of the respective Credit Party's Collateral, and each Credit Party's rights under all licenses and franchise agreements shall inure to the Agent's benefit. The Agent agrees not to use any such license prior to the occurrence of an Event of Default without giving the Credit Parties prior notice.

          9.7  No Marshaling; Deficiencies; Remedies Cumulative.  None of the
               ------------------------------------------------
Agent, the Lenders or the Issuing Bank shall be under any obligation to marshal any assets in favor of any Credit Party or any other party or against or in payment of any or all of the Obligations. The net cash proceeds resulting from the Agent's exercise of any of the foregoing rights to liquidate all or substantially all of the Collateral (after deducting all of the Agent's Expenses related thereto) shall be applied by the Agent to the payment of the Obligations, whether due or to become due, in the order specified in Section 4.11(b)(iii).
                                                        --------------------
The Credit Parties shall remain liable to the Agent, the Issuing Bank and the Lenders for any deficiencies, and the Agent, the Issuing Bank and the Lenders in turn agree to remit to the Credit Parties or their successors or assigns, any surplus resulting therefrom. The foregoing remedies are not intended to be exhaustive and the full or partial exercise of any of them shall not preclude the full or partial exercise of any other available remedy under this Credit Agreement, under any other Credit Document, at equity or at law.


                                  ARTICLE 10
                         GUARANTY OF PARENT GUARANTORS
                         -----------------------------

           10.1     Guaranty.
                    --------

          (a) For value received and in consideration of any Loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted by the Agent, the Lenders or the Issuing Bank to RSC Rents, RSC Industrial, RSC Duval or any other Subsidiary of RSC Holdings which becomes a Borrower under this Credit Agreement (collectively, the "RSC Holdings
                                                                   ------------
Borrowers"), RSC Holdings unconditionally guarantees for the benefit of each
---------
Holder the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the Obligations of the RSC Holdings Borrowers (including, without limitation, interest accruing following an Insolvency Event of any RSC Holdings Borrower, at the applicable rate specified in this Credit Agreement, whether or not such interest is allowed as a claim in bankruptcy). At any time after the occurrence and during the continuance of an Event of Default, RSC Holdings shall pay to the Agent, for the benefit of the Holders, on demand and in immediately available funds, the full amount of the Obligations of the RSC Holdings Borrowers (including any portion thereof which is not yet due and payable). RSC Holdings further agrees to pay to the Agent, for the benefit of the Holders, on demand and in immediately available funds, (i) all losses (including, without limitation, lost profits), fees, costs and expenses (including, without limitation, all court costs and reasonable attorneys' and paralegals' fees, costs and expenses) paid or incurred by any Holder in: (A) enforcing or defending such Person's rights under or in respect of this Credit Agreement, the other Credit Documents or any other document or instrument now or hereafter executed and delivered in connection herewith, (B) in collecting all or any part of the Obligations of the RSC Holdings Borrowers or RSC Holdings, (C) in foreclosing or otherwise collecting upon the Collateral for the Obligations of the RSC Holdings Borrowers or RSC Holdings or any part thereof and (D) obtaining any legal, accounting or other advice in connection with any of the foregoing and (ii) interest on (A) the Obligations of the RSC Holdings Borrowers which do not constitute interest, (B) to the extent permitted by applicable law, the Obligations of the RSC Holdings Borrowers which constitute interest, and (C) the expenses described in clause (i) above, from the date of demand hereunder until
                      ----------
paid in full at the per annum rate of interest described in Section 4.6.  RSC
                                                            -----------
Holdings hereby agrees that its guaranty under this Article 10 is an absolute
                                                    ----------
guaranty of payment and is not a guaranty of collection.

          (b) For value received and in consideration of any Loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted by the Agent, the Lenders or the Issuing Bank to RSC Alabama, RSC Center, Walker Jones or any other Subsidiary of RSC Acquisition which becomes a Borrower under this Credit Agreement (collectively, the "RSC
                                                                         ---
Acquisition Borrowers"), RSC Acquisition unconditionally guarantees for the
---------------------
benefit of each Holder the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the Obligations of the RSC Acquisition Borrowers (including, without limitation, interest accruing following an Insolvency Event of any RSC Acquisition Borrower, at the applicable rate specified in this Credit Agreement, whether or not such interest is allowed as a claim in bankruptcy). At any time after the occurrence and during the continuance of an Event of Default, RSC Acquisition shall pay to the Agent, for the benefit of the Holders, on demand and in immediately available funds, the full amount of the Obligations of the RSC Acquisition Borrowers (including any portion thereof which is not yet due and payable). RSC Acquisition further agrees to pay to the Agent, for the benefit of the Holders, on demand and in immediately available funds, (i) all losses (including, without limitation, lost profits), fees, costs and expenses (including, without limitation, all court costs and reasonable attorneys' and paralegals' fees, costs and expenses) paid or incurred by any Holder in: (A) enforcing or defending such Person's rights under or in respect of this Credit Agreement, the other Credit Documents or any other document or instrument now or hereafter executed and delivered in connection herewith, (B) in collecting all or any part of the Obligations of the RSC Acquisition Borrowers or RSC Acquisition, (C) in foreclosing or otherwise collecting upon the Collateral for the Obligations of the RSC Acquisition Borrowers or RSC Acquisition or any part thereof and (D) obtaining any legal, accounting or other advice in connection with any of the foregoing and (ii) interest on (A) the Obligations of the RSC Acquisition Borrowers which do not constitute interest, (B) to the extent permitted by applicable law, the Obligations of the RSC Acquisition Borrowers which constitute interest, and (C) the expenses described in clause (i) above,
                                                             ----------
from the date of demand hereunder until paid in full at the per annum rate of interest described in Section 4.6. RSC Acquisition hereby agrees that its
                      -----------
guaranty under this Article 10 is an absolute guaranty of payment and is not a
                    ----------
guaranty of collection.

          (c) For value received and in consideration of any Loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted by the Agent, the Lenders or the Issuing Bank to any Borrower under this Credit Agreement, RSC unconditionally guarantees for the benefit of each Holder the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the Obligations of the Borrowers (including, without limitation, interest accruing following an Insolvency Event of any Borrower, at the applicable rate specified in this Credit Agreement, whether or not such interest is allowed as a claim in bankruptcy). At any time after the occurrence and during the continuance of an Event of Default, RSC shall pay to the Agent, for the benefit of the Holders, on demand and in immediately available funds, the full amount of the Obligations of the Borrowers (including any portion thereof which is not yet due and payable). RSC further agrees to pay to the Agent, for the benefit of the Holders, on demand and in immediately available funds, (i) all losses

(including, without limitation, lost profits), fees, costs and expenses (including, without limitation, all court costs and reasonable attorneys' and paralegals' fees, costs and expenses) paid or incurred by any Holder in: (A) enforcing or defending such Person's rights under or in respect of this Credit Agreement, the other Credit Documents or any other document or instrument now or hereafter executed and delivered in connection herewith, (B) in collecting all or any part of the Obligations of the Borrowers or RSC, (C) in foreclosing or otherwise collecting upon the Collateral for the Obligations of the Borrowers or RSC or any part thereof and (D) obtaining any legal, accounting or other advice in connection with any of the foregoing and (ii) interest on (A) the Obligations of the Borrowers which do not constitute interest, (B) to the extent permitted by applicable law, the Obligations of the Borrowers which constitute interest, and (C) the expenses described in clause (i) above, from
                                                       ----------
the date of demand hereunder until paid in full at the per annum rate of interest described in Section 4.6. RSC hereby agrees that its guaranty under
                      -----------
this Article 10 is an absolute guaranty of payment and is not a guaranty of
     ----------
collection.


          10.2      Guaranty Absolute.  Each of the Parent Guarantors agrees
                    -----------------
that its Obligations under the Credit Documents are independent of the Obligations of the Borrowers and any other guarantor of all or any part of the Obligations guaranteed by such Parent Guarantor, and a separate action or actions may be brought and prosecuted against such Parent Guarantor whether or not any action is brought against any Borrower or any of such other guarantors and whether or not any Borrower is joined in any such action or actions. The liability of each Parent Guarantor under the Credit Documents shall be absolute and unconditional, and shall not be affected or released in any way, irrespective of:

          (a) the validity, enforceability, avoidance, novation or subordination of any of the Obligations or any of the Credit Documents;

          (b) the absence of any attempt by, or on behalf of, any Holder to collect, or to take any other action to enforce, all or any part of the Obligations whether from or against any Borrower, any other guarantor of the Obligations or any other Person;

          (c) the election of any remedy by, or on behalf of, any Holder with respect to all or any part of the Obligations;

          (d) the waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, any Holder with respect to any provision of any of the Credit Documents;

          (e) the failure of the Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations;

          (f) the election by, or on behalf of, any Holder in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of
Section 1111(b)(2) of the Bankruptcy Code;

          (g) any borrowing or grant of a security interest by any Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

          (h) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of any Holder for repayment of all or any part of the Obligations or any expenses described in Section 10.1;
                                             ------------

          (i) any refusal of payment by any Holder, in whole or in part, from any obligor or guarantor in connection with any of the Obligations, whether or not with notice to, or further asset by, or any reservation of rights against, the Parent Guarantors;

          (j) any change, restructuring or termination of the corporate structure or existence of any Credit Party, or any modification, compounding, compromise, settlement or release by the Agent, any Lender, the Issuing Bank or any other Person (or by operation of law or otherwise), collection or other liquidation of the Obligations or the liability of any Credit Party, or of the Collateral, in whole or in part; or

          (k) any other circumstance (other than payment in cash of the Obligations of, and guaranteed by, such Parent Guarantor) which might otherwise constitute a legal or equitable discharge or defense of any Borrower, any Parent Guarantor or any other guarantor of such Obligations.

          10.3      Enforcement; Application of Payments.  Upon the occurrence
                    ------------------------------------
and during the continuance of an Event of Default, the Agent may proceed directly and at once, without notice, against the Parent Guarantors to obtain performance of and to collect and recover the full amount, or any portion, of the Obligations guaranteed by such Parent Guarantor, without first proceeding against the applicable Borrowers or any other Person, or against any security or collateral for the Obligations. Subject only to the terms and provisions of this Credit Agreement, the Agent shall have the exclusive right to determine the application of payments and credits, if any, from the Parent Guarantor, the Borrowers or from any other Person on account of the Obligations or any other liability of the Parent Guarantor to any Holder, without affecting the liability of the Parent Guarantors hereunder.

           10.4     Waivers.
                    -------

               (a) Each of the Parent Guarantors hereby waives:

                    (i) diligence, presentment, demand of payment (except as expressly required under this Article 10), filing of claims with a
                                        ----------
          court in the event of receivership or bankruptcy of any Borrower, protest or notice with respect to the Obligations, all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Credit Agreement, the benefits of all statutes of limitation, and all other demands (except as expressly required under this Article 10) whatsoever (and shall not require that
                              ----------
          the same be made on any Borrower as a condition precedent to the Parent Guarantor's obligations hereunder);

                    (ii) all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to any Borrower or otherwise;

                    (iii) all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Obligations is due (except as expressly required under this Article 10), notices of any and all proceedings to
                              ----------
          collect from the maker, any endorser or any other guarantor of all or any part of the Obligations, or from any other Person, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to the Agent to secure payment of all or any part of the Obligations; and

                    (iv) any defense based upon any Requirement of Law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

          (b) Without limiting the generality of the foregoing or any other provision hereof, each of the Parent Guarantors hereby waives, to the fullest extent permitted by applicable law in accordance with Section 2856 of the California Civil Code, all rights and benefits under California Civil Code Sections 2787 to 2855, inclusive (or any similar laws in other jurisdictions) and all rights and benefits of California Civil Code Sections 2899 and 3433 (or any similar laws in any other jurisdiction). In addition, without limiting the generality of the foregoing or any other provision hereof, each of the Parent Guarantors hereby waives, in accordance with Section 2856 of the California Civil Code, all rights and defenses (including, without limitation, all rights and defenses arising out of an election of remedies by the Agent, any Lender or the Issuing Bank) that such Parent Guarantor may have because the Obligations are secured by real property. This means, among other things:

                    (i) the Agent, any Lender or the Issuing Bank may collect from any of RSC, RSC Acquisition (with respect to the RSC Acquisition Borrowers) or RSC Holdings (with respect to the RSC Holdings Borrowers) without first foreclosing on any real or personal property collateral pledged to or for the benefit of the Agent, the Issuing Bank or any Lender; and

                    (ii) if the Agent, any Lender or the Issuing Bank forecloses on any real property collateral pledged by any Borrower:

                         (A) the amount of the debt may be reduced only by the
               price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and

                         (B) the Agent, any Lender or the Issuing Bank may
               collect from any of RSC, RSC Acquisition (with respect to the RSC Acquisition Borrowers) or RSC Holdings (with respect to the RSC Holdings Borrowers) even if the Agent, any Lender or the Issuing Bank, by foreclosing on the real property collateral, has destroyed any right the Parent Guarantors may have to collect from the applicable Borrower(s).

This is an unconditional and irrevocable waiver of any rights and defenses each of the Parent Guarantors may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure (or any similar laws in any other jurisdiction). In accordance with Section 12.1 below, this Credit Agreement shall be governed by, and shall
     ------------
be construed and enforced in accordance with, the internal laws (as opposed to the conflicts of laws provisions other than those contained in New York General Obligations Law Section 5-1401) and decisions of the State of New York. This
Section 10.4(b) and other referenced provisions of California law are included
---------------
solely out of an abundance of caution, and shall not be construed to mean that any of the referenced provisions of California law are in any way applicable to this Credit Agreement or to any of the Obligations.

          (c) The Holders, either themselves or acting through the Agent, are hereby authorized, without notice or demand and without affecting the liability of the Parent Guarantors hereunder, from time to time, (i) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Obligations, or to otherwise modify, amend or change the terms of any of the Credit Documents; (ii) to accept partial payments on all or any part of the Obligations; (iii) to take and hold security or collateral for the payment of all or any part of the Obligations, the guaranty of the Parent Guarantors, or any other guaranties of all or any part of the Obligations or other liabilities of the Borrowers, (iv) to exchange, enforce, waive and release any such security, collateral or guaranties; (v) to apply such security or collateral and direct the order or manner of sale thereof as in their reasonable discretion they may determine; and (vi) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the Obligations, the guaranty of the Parent Guarantors, any other guaranty of all or any part of the Obligations, and any security or collateral for the Obligations or for any such guaranty. Any of the foregoing may be done in any manner, without affecting or impairing the Obligations of the Parent Guarantors hereunder.

          10.5      Financial Information.  Each of the Parent Guarantors hereby
                    ---------------------
assumes responsibility for keeping itself informed of the financial condition of the applicable Borrowers and any and all endorsers and/or other guarantors of all or any part of the Obligations guaranteed by such Parent Guarantor, and of all other circumstances bearing upon the risk of nonpayment of such Obligations, or any part thereof, that diligent inquiry would reveal, and each of the Parent Guarantors hereby agrees that none of the Holders shall have any duty to advise such Parent Guarantor of information known to any of them regarding such condition or any such circumstances. In the event a Holder, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Parent Guarantor, such Holder shall be under no obligation
(a) to undertake any investigation not a part of its regular business routine,
(b) to disclose any information which such Holder, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) to make any other or future disclosures of such information or any other information to any Parent Guarantor.

          10.6      Reinstatement.  Each of the Parent Guarantors agrees that,
                    -------------
to the extent that any Borrower, such Parent Guarantor or any other guarantor of all or any part of the Obligations guaranteed by such Parent Guarantor makes a payment or payments to any Holder, or such Holder receives any proceeds of Collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to such Borrower, such Parent Guarantor, such other guarantor or any other Person, or their respective estates, trustees, receivers or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Obligations guaranteed by such Parent Guarantor which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

          10.7      Subrogation, Contribution, Etc.  Until the Obligations have
                    -------------------------------
been paid in full in cash and the Revolving Credit Commitments have been terminated, each Parent Guarantor hereby agrees not to assert (a) any claim, right or remedy, direct or indirect, that such Parent Guarantor now has or may hereafter have against any Borrower or any of its assets in connection with such Parent Guarantor's guaranty of the Obligations or the performance by such Parent Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including, without limitation, under Section 509 of the Bankruptcy Code or Section 2847, 2848 or 2849 of the California Civil Code), under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that such Parent Guarantor now has or may hereafter have against any Borrower, (ii) any right to enforce, or to participate in, any claim, right or remedy any Holder now has of may hereafter have against any Borrower and
(iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by Agent, any Lender or the Issuing Bank, and (b) any right of contribution such Parent Guarantor may have against any other guarantor (including any other Parent Guarantor) of any of the Obligations (including, without limitation, any such right of contribution under Section 2848 of the

California Civil Code). Each Parent Guarantor further agrees that, to the extent the foregoing agreement with respect to its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Parent Guarantor may have against any Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be subordinated to the payment of the Obligations as set forth in Section
                                                                        -------
10.8.
----

          10.8      Subordination.  Each of the Parent Guarantors agrees that
                    -------------
any and all claims of such Parent Guarantor against any Borrower, any endorser or any other guarantor of all or any part of the Obligations, or against any of their respective properties, shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Obligations. Notwithstanding any right of any Parent Guarantor to ask, demand, sue for, take or receive any payment from any Borrower, all rights, liens and security interests of such Parent Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any Borrower (whether constituting part of the security or collateral given to any Lender, the Issuing Bank or the Agent to secure payment of all or any part of the Obligations or otherwise) shall be and hereby are subordinated to the rights of the Holders and the Agent in those assets. Except as permitted by this Credit Agreement, the Parent Guarantors shall have no right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Obligations shall have been fully paid in cash and the Revolving Credit Commitments have been terminated. If all or any part of the assets of any Borrower, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Borrower, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of such Borrower is dissolved or (except as permitted by this Credit Agreement) if substantially all of the assets of such Borrower are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any Indebtedness of any such Borrower to any Parent Guarantor ("Borrower
                                                            --------
Indebtedness" of such Borrower) shall be paid or delivered directly to the Agent
------------
for application on any of the Obligations, due or to become due, until such Obligations shall have first been fully paid in cash. Each of the Parent Guarantors irrevocably authorizes and empowers the Agent to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of such Parent Guarantor such proofs of claim and take such other action, in the Agent's own name or in the name of such Parent Guarantor or otherwise, as the Agent may deem necessary or advisable for the enforcement of this Credit Agreement. The Agent may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made on Borrower Indebtedness in whatever form the same may be paid or issued and apply the same on account of any of the Obligations. Should any payment, distribution, security or instrument or proceeds thereof be received by any Parent Guarantor upon or with respect to any Borrower Indebtedness prior to the payment in full in cash of all of the Obligations and the termination of the Revolving Credit Commitments, such Parent

Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Holders, and shall forthwith deliver the same to the Agent, for the benefit of the Holders, in precisely the form received (except for the endorsement or assignment of such Parent Guarantor where necessary), for application to any of the Obligations, due or not due, and, until so delivered, the same shall be held in trust by such Parent Guarantor as the property of the Agent, for the benefit of the Holders. If such Parent Guarantor fails to make any such endorsement or assignment to the Agent, the Agent or any of its officers or employees are hereby irrevocably authorized to make the same. Each of the Parent Guarantors agrees that until the Obligations have been paid in full in cash and the Revolving Credit Commitments have been terminated, such Parent Guarantor will not assign or transfer to any Person any claim such Parent Guarantor has or may have against any Borrower.

          10.9      Waivers.  Failure by any Holder at any time or times
                    -------
hereafter to require strict performance by any Borrower, any Parent Guarantor, any other guarantor of all or any part of the Obligations or any other Person of any of the provisions, warranties, terms and conditions contained in any of the Credit Documents now or at any time or times hereafter executed by such Persons and delivered to the Agent, any Lender or the Issuing Bank shall not waive, affect or diminish any right of the Agent or such Holder at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Agent or such Holder, or their respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to the applicable Borrower or Parent Guarantor, specifying such waiver, and is signed by the party or parties necessary to give such waiver under this Credit Agreement. No waiver of any Event of Default by the Agent, any Lender or the Issuing Bank shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by the Agent or such Holder permitted hereunder shall in any way affect or impair the Agent's or such Holder's rights and remedies or the Obligations of the Parent Guarantors under this Credit Agreement. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by any Borrower to any Holder shall be conclusive and binding on the applicable Parent Guarantor irrespective of whether such Parent Guarantor was a party to the suit or action in which such determination was made.

          10.10     Termination.  The guaranty of each Parent Guarantor shall
                    -----------
continue in full force and effect and may not be terminated or otherwise revoked until the Obligations shall have been fully paid in cash and the Revolving Credit Commitments shall have been terminated. Each of the Parent Guarantors hereby expressly waives the benefits of Section 2815 of the California Civil Code (or any similar law in any other jurisdiction) purporting to allow a guarantor to revoke a continuing guaranty with respect to any transactions occurring after the date of the guaranty. If, notwithstanding the foregoing, any Parent Guarantor shall have any right under applicable law to terminate or revoke its guaranty of the Obligations, such Parent Guarantor agrees that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto, signed by such Parent Guarantor, is actually received by the Agent. Such notice shall not affect the right and power of any Lender, the Issuing Bank or the Agent to enforce rights arising prior to receipt thereof by the Agent. If the Agent, any Lender or the Issuing Bank grants loans or takes other action after such Parent Guarantor terminates or revokes its guaranty of the Obligations but before the Agent receives such written notice, the rights of such Holder with respect thereto shall be the same as if such termination or revocation had not occurred.

          10.11     Advice of Counsel.  Each of the Parent Guarantors represents
                    -----------------
and warrants that it has consulted with its legal counsel regarding all waivers under this Article 10, including without limitation those under Section 10.4,
           ----------                                           ------------
that it believes that it fully understands all rights that it is waiving and the effect of such waivers, that it assumes the risk of any misunderstanding that it may have regarding any of the foregoing, and that it intends that such waivers shall be a material inducement to the Agent, the Lenders and the Issuing Bank to extend the indebtedness guaranteed hereby.

          10.12     Collateral.  Each of the Parent Guarantors hereby
                    ----------
acknowledges and agrees that its Obligations under this Credit Agreement are secured pursuant to the terms and provisions of the Collateral Documents to which it is a party.


     ARTICLE 11
                                   THE AGENT
                                   ---------

           11.1     Appointment of Agent.
                    --------------------

          (a) Each of the Lenders and the Issuing Bank hereby designates BTCC as its Agent and irrevocably authorizes the Agent to take action on its behalf under the Credit Documents, to exercise the powers and perform the duties described therein, and to exercise such other powers reasonably incidental thereto. The Agent may perform any of its duties through its agents or employees.

          (b) Other than the Borrowers' rights under Section 11.8, this Article
                                                     ------------       -------
11 is for the benefit of the Agent, the Issuing Bank and the Lenders only.  The
--
Agent shall act only for the Lenders and the Issuing Bank and assumes no obligation to or agency or trust relationship with any Credit Party.

          11.2      Nature of Duties of Agent.  The Agent has no duties or
                    -------------------------
responsibilities except those expressly set forth in the Credit Documents. Neither the Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted hereunder or in connection herewith. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have a fiduciary relationship to the Issuing Bank, any Lender or any participant of any Lender.

          11.3      Lack of Reliance on Agent.  Independently and without
                    -------------------------
reliance upon the Agent, each Lender, the Issuing Bank and each Holder has made and shall continue to make its own independent investigation and analysis of the content and validity of the Credit Documents or of the performance and creditworthiness of the Credit Parties thereunder. The Agent assumes no responsibility and undertakes no obligation to make inquiry with respect to such matters, unless specifically requested to do so in writing by a Lender.

          11.4      Certain Rights of the Agent.  The Agent may request
                    ---------------------------
instructions from the Requisite Lenders at any time. If the Agent requests instructions from the Requisite Lenders with respect to any action or inaction, the Agent shall be entitled to await instructions from the Requisite Lenders before such action or inaction. The Requisite Lenders shall have no obligation to take or fail to take any action or to give or fail to give any notice or instructions to the Agent (regardless of whether any individual Lender or the Issuing Bank agrees or disagrees with such action or inaction). Subject to

Sections 11.5 and 12.11, instructions given (or the refusal or failure to give
-------------     -----
instructions) by the Requisite Lenders to the Agent shall be binding on the other Holders for all purposes, and none of the Issuing Bank, any Lender or any other Holder shall have any right of action based upon the Agent's action or inaction in response to instructions (or the lack thereof) from the Requisite Lenders.

          11.5      Reliance by Agent.  The Agent may rely upon written or
                    -----------------
telephonic communication it believes to be genuine and to have been signed, sent or made by the proper person. The Agent may obtain the advice of legal counsel (including, for matters concerning the Credit Parties, counsel for the Credit Parties), independent public accountants and other experts selected by it and shall have no liability for action or inaction in good faith based upon such advice.

          11.6      Indemnification of Agent.  To the extent the Agent is not
                    ------------------------
reimbursed and indemnified by the Credit Parties, each Lender will reimburse and indemnify the Agent, to the extent of its Overall Proportionate Share (without giving effect to any adjustments under Section 2.8), for any and all
                                       -----------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever (including all Expenses) which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder or otherwise relating to the Credit Documents, unless resulting from the Agent's gross negligence or willful misconduct.

          11.7      The Agent in its Individual Capacity.  In its individual
                    ------------------------------------
capacity, the Agent shall have the same rights and powers hereunder as any other Lender and may exercise them as though it was not performing the duties specified herein. The terms "Lenders," "Majority Lenders," "Majority Revolving Credit Lenders," "Majority Term Loan Lenders," "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory or other business with the Credit Parties or any Affiliate of the Credit Parties as if it were not performing the duties specified herein, and may accept fees and other consideration from the Credit Parties for services in connection with this Credit Agreement and otherwise without having to account for the same to the Lenders.

           11.8     Successor Agent.
                    ---------------

          (a) The Agent may, upon 30 days' notice to the Lenders and the Borrowers, resign by giving written notice thereof to the Lenders and the Borrowers. The Agent's resignation shall be effective upon the appointment of a successor Agent.

          (b) Upon receipt of the Agent's resignation, the Majority Lenders may appoint a successor Agent. Unless an Event of Default shall have occurred and be continuing at the time of such appointment, the successor Agent shall be subject to approval by the Borrowers, which approval shall not be unreasonably withheld and shall be given or denied to the Majority Lenders within 10 Business Days after the Borrowers' receipt of notice of a proposed successor Agent. If a successor Agent has not accepted its appointment within 30 days after date of the Agent's resignation notice, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent.

          (c) Upon its acceptance of the agency hereunder, a successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Credit Agreement. The retiring Agent shall continue to have the benefit of this Article 11 for any action or inaction
                                           ----------
while it was Agent.

          (d) Any resignation of the Agent pursuant to this Section 11.8 shall
                                                            ------------
also constitute the resignation of Bankers Trust Company as Issuing Bank (to the extent provided in Section 12.8(f)), and any successor Agent appointed pursuant
                   ---------------
to this Section 11.8 shall, upon its acceptance of such appointment, become the
        ------------
successor Issuing Bank or shall have made arrangements for a successor Issuing Bank to issue Letters of Credit pursuant to the terms of this Credit Agreement.

           11.9     Collateral Matters; Releases from Credit Documents.
                    --------------------------------------------------

          (a) Each Lender and the Issuing Bank, and each Holder by accepting the benefits of the Credit Documents, authorizes and directs the Agent to enter into the Collateral Documents for the benefit of the Holders. Except as otherwise set forth herein, any action or exercise of powers by the Requisite Lenders under the Credit Documents, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Holders. Prior to the occurrence of an Event of Default, without notice to or consent from any Holder, the Agent may take any action necessary or advisable to perfect and maintain the perfection of the Liens in favor of the Agent, for the benefit of the Holders, upon the Collateral.

          (b) The Agent is authorized to release any Lien granted to or held by the Agent, for the benefit of the Holders, upon any Collateral (i) upon termination of the Revolving Credit Commitments and Payment In Full of all of the Obligations, (ii) upon receipt of the proceeds of sales of the Collateral permitted hereunder, together with a certificate of the

Credit Parties certifying, with appropriate calculations where necessary, that such sale is permitted by this Credit Agreement or (iii) if the release can be and is approved by the Requisite Lenders. At such time, the Agent shall, upon the written request and at the expense of the Credit Parties, deliver to the applicable Credit Parties such instruments as are necessary to terminate the Liens on the Collateral subject to such release or otherwise evidence and effectuate such release. Any such delivery shall be without warranty by or recourse to the Agent, except as to the absence of any prior assignments by the Agent of its interest in the Collateral subject to such release, and shall be at the expense of the Credit Parties. In addition, to the extent necessary upon the sale of the capital stock of a Borrower or a Subsidiary Guarantor in accordance with Section 8.9(vi) or any merger or liquidation of any Subsidiary Guarantor
     ---------------
required under Section 7.18, the Agent is authorized to release such Borrower or
               ------------
such Subsidiary Guarantor from its Obligations under the Credit Documents to which such Borrower or such Subsidiary Guarantor is a party. The Agent may request, and thereupon the Requisite Lenders shall provide, confirmation of the Agent's authority to execute and deliver releases with respect to the Collateral and such Obligations of a Borrower or a Subsidiary Guarantor whose capital stock has been sold in accordance with Section 8.9(vi) or a Subsidiary Guarantor which
                                 ---------------
has been merged or liquidated in accordance with Section 7.18, in each case as
                                                 ------------
herein set forth, and upon receipt of such approvals from the Requisite Lenders, the Agent shall execute and deliver such releases to the Credit Parties.

          (c) The Agent shall have no obligation to assure that the Collateral exists or is owned by the Credit Parties or their respective Subsidiaries, that such Collateral is cared for, protected or insured, or that the Liens of the Agent, for the benefit of the Holders, in the Collateral have been created, perfected, or have any particular priority. With respect to the Collateral, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders, and it shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct.

          11.10     Actions with Respect to Defaults.  In addition to the
                    --------------------------------
Agent's right to take actions on its own accord as permitted under this Credit Agreement, the Agent shall take such action with respect to a Default or Event of Default as shall be directed by the Requisite Lenders. Until the Agent shall have received such directions, the Agent may act (or not act) as it deems advisable and in the best interests of the Lenders.

           11.11    Proofs of Claim.
                    ---------------

          (a) Filing of Claims.  Upon the written request of all or any of the
              ----------------
Holders, the Agent may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Holders making such request allowed in any judicial proceedings relating to any Credit Party, its creditors or its property. However, nothing herein contained shall prevent any Holder from filing such proofs of claim and other papers or documents as may be determined by the Holder in order to have the claims of such Holder allowed in any judicial proceedings relating to any Credit Party. The Agent may file such proofs of claims and other papers or documents as may be necessary or advisable in order to have the claims of the Agent, its agents and counsel allowed in any judicial proceedings relating to any Credit Party or any Subsidiary of a Credit Party (or any other obligor with respect to the Obligations), its creditors or its property.

          (b) Collection of Claims.  The Agent shall be entitled and empowered
              --------------------
to collect and receive any monies or other property payable or deliverable on any such claims filed by the Agent pursuant to Section 11.11(a) and to
                                               ----------------
distribute the same in accordance with the parties' legal rights (but subject to

Section 4.11(b)), and any custodian in any such judicial proceedings is hereby
---------------
authorized by each Holder to make such payments to the Agent and, in the event that the Requisite Lenders shall consent to the making of such payments directly to the Holders, to pay to the Agent any amount due to it for Expenses of the Agent, its agent and its counsel, and any other amounts due the Agent under this Credit Agreement.

          (c) Limitations.  Nothing herein contained shall be deemed to
              -----------
authorize the Agent to authorize or consent to or accept or adopt on behalf of any Holder (other than any Holder that is an Affiliate of one or more of the Credit Parties) any plan of reorganization or arrangement, adjustment or composition affecting the Obligations or the rights of any holder thereof, or to authorize the Agent to vote in respect of the claim of any Holder in any such proceeding.

     ARTICLE 12
                                 MISCELLANEOUS
                                 -------------

          12.1      GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT
                    -------------
OF THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS CREDIT AGREEMENT OR ANY OF THE CREDIT DOCUMENTS, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401) AND DECISIONS OF THE STATE OF NEW YORK EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE LIENS GRANTED PURSUANT TO, OR ANY OF THE REMEDIES PROVIDED WITH RESPECT TO, ANY PARTICULAR COLLATERAL, MAY BE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          12.2      SUBMISSION TO JURISDICTION.  ALL DISPUTES AMONG THE CREDIT
                    --------------------------
PARTIES, THE ISSUING BANK AND THE LENDERS (OR THE AGENT ACTING ON THEIR BEHALF), WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE
                                        --------  -------

AGENT, ON BEHALF OF THE HOLDERS, SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE CREDIT PARTIES OR THEIR RESPECTIVE PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE AGENT IN GOOD FAITH TO ENABLE THE AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE AGENT. EACH OF THE CREDIT PARTIES AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE AGENT. EACH OF THE CREDIT PARTIES WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE AGENT HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

          12.3      SERVICE OF PROCESS.  EACH OF THE CREDIT PARTIES HEREBY
                    ------------------
IRREVOCABLY DESIGNATES CSC NETWORKS AS THE DESIGNEE, APPOINTEE AND AGENT OF SUCH CREDIT PARTY TO RECEIVE, FOR AND ON BEHALF OF SUCH CREDIT PARTY, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT AT ITS ADDRESS WILL BE PROMPTLY FORWARDED BY MAIL TO THE CREDIT PARTIES, BUT FAILURE OF THE CREDIT PARTIES TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS.

          12.4      JURY TRIAL.  THE CREDIT PARTIES, THE AGENT, THE ISSUING BANK
                    ----------
AND THE LENDERS EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY. INSTEAD, ANY DISPUTES WILL BE RESOLVED IN A BENCH TRIAL.

          12.5      LIMITATION OF LIABILITY.  NONE OF THE AGENT, THE ISSUING
                    -----------------------
BANK OR THE LENDERS SHALL HAVE ANY LIABILITY TO THE CREDIT PARTIES (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY THE CREDIT PARTIES OR THEIR RESPECTIVE SUBSIDIARIES, AND EACH OF THE CREDIT PARTIES HEREBY WAIVES AND RELEASES ANY CLAIMS, IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THE CREDIT DOCUMENTS, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON THE AGENT, THE ISSUING BANK OR ANY SUCH LENDER, THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE, WILLFUL MISCONDUCT, BREACH OF CONTRACT OR KNOWING OR GROSSLY NEGLIGENT VIOLATIONS OF APPLICABLE REQUIREMENTS OF LAW. EACH OF THE CREDIT PARTIES AGREES NOT TO ASSERT ANY CLAIM AGAINST ANY OF THE AGENT,

THE ISSUING BANK, ANY LENDER OR ANY OTHER HOLDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF, OR IN ANY WAY IN CONNECTION WITH, THE COMMITMENTS, THE OBLIGATIONS OR ANY OTHER MATTERS GOVERNED BY THIS CREDIT AGREEMENT OR THE OTHER CREDIT DOCUMENTS.

          12.6      Delays.  No delay or omission of the Agent, the Issuing Bank
                    ------
or the Lenders to exercise any right or remedy hereunder shall impair any such right or operate as a waiver thereof.

          12.7      Notices.  Except as otherwise provided herein, all notices
                    -------
and correspondences hereunder shall be in writing and sent by certified or registered mail, return receipt requested, by facsimile transmission or by overnight delivery service, with all charges prepaid, as follows:

               (a) if to the Agent, the Issuing Bank or any of the Lenders, to

                         BT Commercial Corporation
                         300 South Grand Avenue, 41st Floor
                         Los Angeles, CA 90071
                         Attention:  Richard Faulkner
                         Telecopier No.:  (213) 620-8394

                         with a copy to:

                         Sidley & Austin
                         555 West Fifth Street, Suite 4000
                         Los Angeles, CA 90013
                         Attention:  Edward D. Eddy, III
                         Telecopier No.:  (213) 896-6600

               (b)  if to the Credit Parties, to

                         c/o Rental Service Corporation
                         14505 North Hayden Road, #322
                         Scottsdale, Arizona 85260
                         Attention:  Robert Wilson
                         Telecopier No.:  (602) 905-3400.

All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three Business Days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by facsimile transmission, upon receipt of such transmission.

  12.8   Assignments and Participations.
         ------------------------------

         (a) Credit Party Assignment.  None of the Credit Parties shall assign
              -----------------------
this Credit Agreement or any of the Credit Documents, or any rights or obligations hereunder or thereunder, without the prior written consent of the Agent and the Lenders.

          (b) Lender Assignments.  Each Lender may assign to one or more
              ------------------
Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement, the Notes and the other Credit Documents, with the consent of the Agent (which shall not be unreasonably withheld), and upon execution and delivery to the Agent, for its acceptance and recording in the Register, of an agreement in substantially the form of Exhibit V-1 (with respect to Revolving
                                       -----------
Credit Commitments, Revolving Loans and Letter of Credit Obligations) or Exhibit
                                                                         -------
V-2 (with respect to Term Loan Outstandings) (each an "Assignment and Assumption
---                                                    -------------------------
Agreement"), together with surrender of any Note or Notes subject to such
---------
assignment and a processing and recordation fee of $2,500; provided, however,
                                                           --------  -------
that all such assignments shall assign the Lender's rights and obligations with respect to all (but not less than all) of the Borrowers (with respect to the Lender's Revolving Credit Commitments, Revolving Loans and Letter of Credit Obligations) or the Term Loan Borrowers (with respect to Term Loan Obligations owing to such Lender); provided, further, however, that, in the case of
                       --------  -------  -------
contemporaneous assignments by a Lender to more than one fund managed by the same investment advisor, only one recordation fee of $2,500 shall be payable for all such contemporaneous assignments. No such assignment shall be for less than $5,000,000 of the Revolving Credit Commitments or $2,000,000 of the Term Loan Outstandings, as applicable, unless it is to another Lender. This Section
                                                                   -------
12.8(b) does not apply to branches, Affiliates or Approved Funds of a Lender, it
-------
being understood that a Lender may make, carry or transfer Loans and other Obligations in any amount at or for the account of any of its branch offices, Affiliates or Approved Funds without consent of the Agent or payment of any recordation fee.

          (c) Agent's Register.  The Agent shall maintain a register of the
              ----------------
names and addresses of the Lenders, their Revolving Credit Commitments, if any,
and the principal amount of their respective Loans (the "Register").   The Agent
                                                         --------
shall also maintain a copy of each Assignment and Assumption Agreement delivered to and accepted by it and modify the Register to give effect to each Assignment and Assumption Agreement. Upon its receipt of each Assignment and Assumption Agreement and surrender of the affected Note or Notes, the Agent will give prompt notice thereof to the applicable Borrowers and deliver to such Borrowers a copy of the Assignment and Assumption Agreement and the surrendered Note or Notes. Within 10 days after its receipt of such notice, the applicable Borrowers shall execute and deliver to the Agent new Notes to the order of the Eligible Assignee in the amount of the Revolving Credit Commitment assumed by it or the Term Loan Outstandings purchased by it, as applicable, and to the assignor in the amount of the Revolving Credit Commitment or the Term Loan Outstandings, as applicable, retained by it, if any. Such new Notes shall re-evidence the Indebtedness outstanding under the surrendered Notes and shall be dated as of the effective date of the related Assignment and Assumption Agreement. The Agent shall be entitled to rely upon the Register exclusively for purposes of identifying the Lenders hereunder.

          (d) Lender Participations.  Each Lender may sell participations
              ---------------------
(without the consent of the Agent, the Credit Parties or any other Lender) to one or more parties in or to all or a portion of its rights and obligations under this Credit Agreement, the Notes and the other Credit Documents. Notwithstanding a Lender's sale of a participation interest, its obligations hereunder shall remain unchanged. The Credit Parties, the Agent, and the other Lenders shall continue to deal solely and directly with such Lender. No participant shall have rights to approve any amendment or waiver of this Credit Agreement or any Credit Document except to the extent such amendment or waiver would (i) increase the Revolving Credit Commitment of the Lender from whom the participant purchased its participation interest, (ii) reduce the principal of, or rate or amount of interest on the Loans subject to such participation (other than by the payment or prepayment thereof), (iii) postpone any date fixed for any payment of principal of, or interest on, the Loans subject to the participation interest or (iv) release all or a substantial portion of the Collateral, other than when otherwise permitted hereunder.

          (e) Lenders' Creation of Security Interests.  Notwithstanding any
              ---------------------------------------
other provision set forth in this Credit Agreement, any Lender may at any time, without consent of the Agent or the payment of any fee, create a security interest in all or any portion of its rights under this Credit Agreement (including, without limitation, Obligations owing to it and any Note held by it) in favor of any Federal Reserve Bank in accordance with Regulation A.

          (f) Assignments by BTCC.  If BTCC ceases to be a Lender under this
              -------------------
Credit Agreement by virtue of any assignment made pursuant to this Section 12.8,
                                                                   ------------
then, as of the effective date of such cessation, Bankers Trust Company's obligations to issue Letters of Credit pursuant to Article 3 shall terminate and
                                                   ---------
Bankers Trust Company shall be an Issuing Bank hereunder only with respect to outstanding Letters of Credit issued prior to such date.

    12.9      Confidentiality.  Each Lender agrees that it will not
              ---------------
disclose without the prior consent of the Credit Parties any information with respect to the Credit Parties or their Subsidiaries which is furnished pursuant to this Credit Agreement and which is designated by the Credit Parties to the Lenders in writing as confidential, provided, that any Lender may disclose any
                                    --------
such information (a) to its Affiliates, employees, auditors, or counsel, or to another Lender if the disclosing Lender or such disclosing Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, (b) as has become generally available to the public,
(c) as may be required or appropriate in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over such Lender, (d) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (e) in order to comply with any Requirement of Law and (f) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes, Loans or Revolving Credit

Commitments or any interest therein by such Lender, provided, further, that,
                                                    --------  -------
unless specifically prohibited by applicable law or court order or unless such disclosure is made in connection with an examination or audit by a governmental agency in the ordinary course of such Lender's business, each Lender revealing confidential information pursuant to clause (c), (d) or (e) of this Section 12.9
                                     ----------  ---    ---         -----------
shall notify the Credit Parties of any request, summons or subpoena by any governmental agency or representative thereof, or in connection with any litigation, for the disclosure of any such confidential information prior to the disclosure of such information.

          12.10     Indemnification; Reimbursement of Expenses of Collection.
                    --------------------------------------------------------
The Borrowers hereby jointly and severally indemnify and agree to defend and hold harmless the Agent, the Issuing Bank and each of the Lenders and their respective directors, officers, agents, employees and counsel from and against any and all losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred by any of them (except to the extent that it is finally judicially determined to have resulted from their own gross negligence or willful misconduct) arising out of or by reason of (a) any litigation, investigations, claims or proceedings which arise out of or are in any way related to (i) this Credit Agreement or the transactions contemplated hereby,
(ii) the issuance of the Letters of Credit, (iii) the failure of the Issuing Bank to honor a drawing under any Letter of Credit, as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, (iv) any actual or proposed use by any Person at any time party hereto as a Borrower of the proceeds of the Loans,
(v) the Agent's or the Lenders' entering into this Credit Agreement, the other Credit Documents or any other agreements and documents relating hereto or (vi) any aspect of the financial restructuring of RSC Holdings and its Subsidiaries pursuant to the plan of reorganization confirmed by order of the United States Bankruptcy Court for the District of Delaware entered on August 24, 1995, including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with any of the foregoing and (b) any remedial or other action taken by a Credit Party or any of the Lenders in connection with compliance by a Credit Party or any of its Subsidiaries, or any of their respective properties, with any federal, state or local environmental laws, acts, rules, regulations, orders, directions, ordinances, criteria or guidelines. In addition, the Borrowers shall, upon demand, pay to the Agent and any Lender all costs and expenses (including the reasonable fees and disbursements of counsel and other professionals) paid or incurred by the Agent or such Lender in (w) enforcing or defending its rights under or in respect of this Credit Agreement, the other Credit Documents or any other document or instrument now or hereafter executed and delivered in connection herewith, (x) in collecting all or any part of the Obligations, (y) in foreclosing or otherwise collecting upon the Collateral or any part thereof and (z) obtaining any legal, accounting or other advice in connection with any of the foregoing.

          12.11     Amendments and Waivers.  No amendment or waiver of any
                    ----------------------
provision of this Credit Agreement, any part of Schedule D, or any other Credit
                                                ----------
Document shall be
effective unless in writing and signed by the Majority Lenders (or by the Agent on their behalf), except that::

          (a) the consent of all of the Lenders is required to (i) increase the Commitments or the principal amount of the Term Loans, (ii) amend or modify the percentage of the Commitments or outstanding Obligations, or any minimum requirement, necessary for the Majority Lenders or for the Majority Revolving Credit Lenders and the Majority Term Loan Lenders (acting together) to take any action hereunder, (iii) amend or waive this Section
                                                                       -------
     12.11, or amend or modify the definition of Requisite Lenders, Majority
     -----
     Lenders or Overall Proportionate Share, (iv) except as otherwise provided in clauses (i) and (ii) of Section 11.9(b), release any Liens in favor of
        -----------     ----    ---------------
     the Agent, for the benefit of the Holders, on all or substantially all of the Collateral, (v) amend, waive or modify Section 8.7, 8.9 or 8.15 or any
                                                -----------  ---    ----
     provision of any Collateral Document if such amendment, waiver or modification affects all or substantially all of the Collateral, (vi) except as otherwise provided in Section 11.9(b), release any Parent
                                     ---------------
     Guarantor from its Obligations under Article 10, any Borrower from its
                                          ----------
     Obligations under any Guaranty and Contribution Agreement to which it is a party or any Subsidiary Guarantor from its Obligations under the Subsidiary Guaranty and Contribution Agreement to which it is a party, (vii) any assignment by any Credit Party of this Credit Agreement or any of the Credit Documents, or any rights or obligations hereunder or thereunder or
     (viii) amend, waive or modify Section 4.11(b)(iii);
                                   --------------------

          (b) the consent of the Majority Revolving Credit Lenders and the Majority Term Loan Lenders is required to (i) amend or modify the definition of Borrowing Base to add additional categories of eligible collateral thereto or to increase the advance rates applicable thereto (other than any increase of any advance rate by the Agent in accordance with Section 2.1(a)(ii), (ii) amend, waive or modify Section 4.8(c), (iii)
          ------------------                              --------------
     permit any Credit Party or any Subsidiary of a Credit Party to incur Indebtedness in addition to the types and maximum principal amounts permitted under Section 8.6, (iv) amend or modify the definition of
                     -----------
     Permitted Subordinated Indebtedness or amend, waive or modify Section 8.21
                                                                   ------------
     or (v) subject to Section 12.11(a), so long as no Event of Default has
                       ----------------
     occurred and is continuing (A) except as otherwise provided in clauses (i)
                                                                    -----------
     and (ii) of Section 11.9(b), release any Liens in favor of the Agent, for
         ----    ---------------
     the benefit of the Holders, on any Collateral or (B) amend, waive or modify

     Section 8.7, 8.9 or 8.15 or any provision of any Collateral Document;
     -----------  ---    ----

          (c) the consent of all of the Revolving Credit Lenders is required to
     (i) reduce the principal of, or interest on, the Revolving Credit Notes, any Letter of Credit Obligations or any Fees hereunder (other than Fees that are exclusively for the account of the Agent or the Issuing Bank),
     (ii) except with respect to payments which, but for a waiver, amendment or modification of such Section in accordance with clause (b) above, would
                                                     ----------
     otherwise be required to be made pursuant to Section 4.8(c), postpone any
                                                  --------------
     date fixed for any payment in respect of principal of, or interest on, the Revolving Credit Notes, any Letter of Credit Obligations or any Fees hereunder (other than Fees that are exclusively for the account of the Agent, the Issuing Bank or the Term Loan Lenders), (iii) extend the Revolving Credit Expiration Date, (iv) amend or modify the percentage of the Revolving Credit Commitments or outstanding Obligations owing to the Revolving Credit Lenders, or any minimum requirement, necessary for the Majority Revolving Credit Lenders to take any action hereunder and (v) amend or modify the definition of Majority Revolving Credit Lenders or Revolving Credit Proportionate Share;

          (d) the consent of the Majority Revolving Credit Lenders is required to (i) amend, waive or modify any of the conditions precedent set forth in

     Section 5.2 with respect to any advance of Revolving Loans or any issuance
     -----------
     of Letters of Credit (including, without limitation, in connection with any waiver of an existing Default or Event of Default), (ii) subject to Section
                                                                         -------
     12.11(a), after the occurrence and during the continuance of an Event of
     --------
     Default and prior to the time that all Obligations owing to the Revolving Credit Lenders have been Paid In Full and the Revolving Credit Commitments have been terminated, (A) except as otherwise provided in clauses (i) and
                                                               -----------
     (ii) of Section 11.9(b), release any Liens in favor of the Agent, for the
     ----    ---------------
     benefit of the Holders, on any Collateral or (B) amend, waive or modify

     Section 8.7, 8.9 or 8.15 or any provision of any Collateral Document, (iii)
     -----------  ---    ----
     amend, waive or modify Section 12.15 and (iv) subject to Section 12.11(c),
                            -------------                     ----------------
     amend, waive or modify any provision of this Credit Agreement or any other Loan Document (other than any Collateral Document) which directly affects the rights or obligations of the Revolving Credit Lenders (and not the Term Loan Lenders);

          (e) the consent of all of the Term Loan Lenders is required to (i) reduce the principal of, or interest on, the Term Notes, (ii) postpone any date fixed for any payment in respect of interest on the Term Notes, (iii) extend the Term Loan Maturity Date, (iv) amend or modify the percentage of the Term Loan Commitments or outstanding Obligations owing to the Term Loan Lenders, or any minimum requirement, necessary for the Majority Term Loan Lenders to take any action hereunder and (v) amend or modify the definition of Majority Term Loan Lenders or Term Loan Proportionate Share;

          (f) the consent of Term Loan Lenders whose Term Loan Proportionate Shares, in the aggregate, are greater than sixty-six percent (66%) is required to postpone any date fixed for any payment in respect of principal of the Term Notes (other than the Term Loan Maturity Date);

          (g) the consent of the Majority Term Loan Lenders is required, subject to Sections 12.11(d) and 12.11(e), amend, waive or modify any provision of
        -----------------     --------
     this Credit Agreement or any other Loan Document which directly affects the rights or obligations of the Term Loan Lenders (and not the Revolving Credit Lenders);

          (h) the consent of the Agent or the Issuing Bank, as the case may be, shall be required for any amendment, waiver or consent affecting the rights or duties of the Agent or the Issuing Bank under any Credit Document, in addition to the consent of the Requisite Lenders otherwise required by this

     Section 12.11; and
     -------------

          (i) no consent is needed to amend Schedule D, Parts 6.1, 6.10 and
                                            -------------------------------
     6.13, Exhibits A, D, E and F to the Security Agreement, Exhibits A, D, E and F to the Subsidiary Security Agreement or Exhibits A and B to the Trademark Security Agreement or for the Agent to execute releases with respect to Liens and Obligations pursuant to Section 11.9(b), to the extent
                                                  ---------------
     such amendments and releases pertain to actions expressly permitted to be taken under the Credit Documents.

The consent of the Borrowers shall not be required for any amendment, modification or waiver of the provisions of Article 11 (other than Section
                                            ----------             -------
11.8). The Borrowers and the Lenders hereby authorize the Agent to modify this Credit Agreement by unilaterally amending or supplementing Annex I to reflect
                                                           -------
assignments of the Loans or the Revolving Credit Commitments.

          12.12     Counterparts; Effectiveness.  This Credit Agreement and any
                    ---------------------------
waiver or amendment hereto may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. On the Effective Date, this Credit Agreement shall become effective in accordance with the recitals to this Credit Agreement.

          12.13     Severability.  In case any provision in or obligation under
                    ------------
this Credit Agreement or the Notes or the other Credit Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          12.14     Maximum Rate.  Notwithstanding anything to the contrary
                    ------------
contained elsewhere in this Credit Agreement or in any other Credit Document, the Credit Parties, the Agent, the Issuing Bank and the Lenders hereby agree that all agreements among them under this Credit Agreement and the other Credit Documents, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to the Agent, the Issuing Bank or any Lender for the use, forbearance, or detention of the money loaned to the Borrowers and evidenced hereby or thereby or for the performance or payment of any covenant or obligation contained herein or therein, exceed the Highest Lawful Rate. If due to any circumstance whatsoever, fulfillment of any provisions of this Credit Agreement or any of the other Credit Documents at the time performance of such provision shall be due shall exceed the Highest Lawful Rate, then, automatically, the obligation to be fulfilled shall be modified or reduced to the extent necessary to limit such interest to the Highest Lawful Rate, and if from any such circumstance the Agent, the Issuing Bank or any Lender should ever receive anything of value deemed interest by applicable law which would exceed the Highest Lawful Rate, such excessive interest shall be applied to the reduction of the principal amount then outstanding hereunder or on account of any other then outstanding Obligations and not to the payment of interest, or if such excessive interest exceeds the principal unpaid balance then outstanding hereunder and such other then outstanding Obligations, such excess shall be refunded to the Borrowers. All sums paid or agreed to be paid to the Agent, the Issuing Bank or any Lender for the use, forbearance, or detention of the Obligations and other Indebtedness of the Borrowers to the Agent, the Issuing Bank or any Lender, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread throughout the full term of such Indebtedness, until payment in full thereof, so that the actual rate of interest on account of all such Indebtedness does not exceed the Highest Lawful Rate throughout the entire term of such Indebtedness. The terms and provisions of this Section 12.14 shall control every other provision of this Credit Agreement
     -------------
and all agreements among the Credit Parties, the Agent and the Lenders.

   12.15  Intercreditor Provisions.
          ------------------------

          (a) Insolvency Proceedings.  Upon the commencement of a case under the
              ----------------------
Bankruptcy Code by or against any applicable Credit Party:

               (i) This Credit Agreement shall remain in full force and effect and enforceable pursuant to its terms in accordance with Section 510(a) of the Bankruptcy Code, and all references herein to such Credit Party shall be deemed to apply to such entity as debtor in possession and to any trustee in bankruptcy for the estate of such entity.

               (ii) Although each Term Loan Lender shall retain its right to vote its claims and act in any such case under the Bankruptcy Code (including the right to vote to accept or reject any plan of reorganization or liquidation, subject to Section 12.15(a)(iii)(F)), each Term Loan Lender
                                ------------------------
     agrees not take any action or vote in any way so as to contest (A) the validity or enforceability of this Credit Agreement, including, without limitation, Section 4.11(b)(iii) and this Section 12.15, (B) the validity,
                 --------------------          -------------
     priority or enforceability of the interests of the Revolving Credit Lenders' rights and interests with respect to the Collateral and (C) the relative rights and duties of the Revolving Credit Lenders and the Term Loan Lenders granted and/or established herein or in any of the Collateral Documents with respect to such Liens.

               (iii) Prior to the time that all Obligations owing to the Revolving Credit Lenders have been Paid In Full and the Revolving Credit Commitments have been terminated, without the express written consent of the Majority Revolving Credit Lenders, the Term Loan Lenders (or their representative) shall not (A) with respect to any rights under the Credit Documents, seek in respect of any part of the Collateral, or proceeds thereof or any Lien which may exist thereon, any relief from or modification of the automatic stay as provided in
     Section 362 of the Bankruptcy Code or seek or accept any form of adequate protection under either or both Sections 362 and 363 of the Bankruptcy Code with respect thereto, (B) oppose or object to the Agent, the Issuing Bank or any Revolving Credit Lender obtaining a Lien or grant of administrative claim in connection with a grant of adequate protection, use of cash collateral or post-petition financing under Sections 362, 363, or 364 of the Bankruptcy Code, (C) oppose or object to the use of cash collateral by any Credit Party, (D) oppose or object to any postpetition financing (DIP financing) provided by any of the Agent, the Issuing Bank or any Revolving Credit Lender or provided by a third party pursuant to Section 364 on terms acceptable to the Majority Revolving Credit Lenders, (E) oppose or object to or withhold consent from the disposition of assets by any Credit Party under Section 363(b) or (f) of the Bankruptcy Code, provided that the
                                                         --------
     interest, if any, which the Term Loan Lenders have in the assets shall attach to the proceeds of such disposition, (F) oppose, object to, or vote against any plan of reorganization or disclosure statement the terms of which are consistent with the rights of the Agent, the Issuing Bank and the Revolving Credit Lenders under this Credit Agreement and the Credit Documents, (G) make an election pursuant to Section 1111(b) of the Bankruptcy Code, (H) oppose or object to the determination of the extent of any interest of the Agent, the Issuing Bank or any Revolving Credit Lender in the Collateral or the value of any claims of such Persons under Section 506(a) of the Bankruptcy Code or (I) oppose or object to the payment of interest and expenses as provided under Sections 506(b) and (c) of the Bankruptcy Code.

               (iv) The obligations of each Term Loan Lender under this Credit Agreement shall continue to be effective, or to be reinstated, as the case may be, as to any payment in respect of any Obligation owing to the Agent, the Issuing Bank or any Revolving Credit Lender, that is rescinded or must otherwise be returned by such Person upon the occurrence or as a result of applicable provisions of the Bankruptcy Code, all as though such payment had not been made.

          (b) Waivers.  The Term Loan Lenders waive any claim which the Term
              -------
Loan Lenders may now or hereafter have against the Agent, the Issuing Bank or any Revolving Credit Lender (or their representatives) arising out of (i) any and all actions which the Majority Revolving Credit Lenders take or omit to take (including, without limitation, actions with respect to the creation, perfection or continuation of Liens on the Collateral, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Obligations from any account debtor, guarantor or any other Person) with respect to this Credit Agreement and the Collateral Documents or any other agreement related thereto or to the collection of the Obligations or the valuation, use, protection or release of the Collateral, (ii) the Majority Revolving Credit Lenders' election, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code, and/or

(iii) any borrowing of, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code to any Credit Party, as debtor in possession.

          12.16     Entire Agreement; Successors and Assigns.  This Credit
                    ----------------------------------------
Agreement and the Other Credit Documents constitute the entire agreement among the Credit Parties, the Agent, the Issuing Bank and the Lenders, supersedes any prior agreements among them, and shall bind and benefit the Credit Parties, the Agent, the Issuing Bank and the Lenders and their respective successors and permitted assigns. The successors of any Credit Party shall include, without limitation, a receiver, trustee and debtor-in-possession of or for such Credit Party.

          12.17     Schedules and Exhibits.  The schedules and exhibits attached
                    ----------------------
to this Credit Agreement are incorporated herein and shall be considered a part of this Credit Agreement for the purposes stated herein.



                          [The signature pages follow]

   IN WITNESS WHEREOF, the Agent, the Lenders, the Issuing Bank, the Borrowers and the Parent Guarantors have caused this Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.



BORROWERS:                    THE AIR & PUMP COMPANY
---------


                              By:        /s/ Robert M. Wilson
                                  ---------------------------
                              Title:          Treasurer
                                     ------------------------


                              RSC ALABAMA, INC.


                              By:        /s/ Robert M. Wilson
                                  ---------------------------
                              Title:          Treasurer
                                     ------------------------



                              RSC INDUSTRIAL CORPORATION


                              By:      /s/ Robert M. Wilson
                                  ---------------------------
                              Title:  Chief Financial Officer
                                     ------------------------


                              RSC DUVAL INC.


                              By:    /s/ Robert M. Wilson
                                  ---------------------------
                              Title:  Chief Financial Officer
                                     ------------------------


                              RSC RENTS, INC.


                              By:   /s/ Robert M. Wilson
                                  ---------------------------
                              Title:  Chief Financial Officer
                                     ------------------------

                                     -S-1

                              WALKER JONES EQUIPMENT, INC.


                              By:   /s/ Robert M. Wilson
                                  ---------------------------
                              Title:          Treasurer
                                     ------------------------


PARENT GUARANTORS:            RSC ACQUISITION CORP.
-----------------


                              By:   /s/ Robert M. Wilson
                                  ---------------------------
                              Title:  Chief Financial Officer
                                     ------------------------


                              RSC HOLDINGS, INC.


                              By:   /s/ Robert M. Wilson
                                  ---------------------------
                              Title:  Chief Financial Officer
                                     ------------------------


                              RENTAL SERVICE CORPORATION


                              By:   /s/ Robert M. Wilson
                                  ---------------------------
                              Title:  Chief Financial Officer
                                     ------------------------


AGENT:                        BT COMMERCIAL CORPORATION,
-----
                                as Agent, as a Revolving Credit Lender and as a Term Loan Lender


                              By:   /s/ Albert Sun
                                  ---------------------------
                              Title:  Vice President
                                     ------------------------


ISSUING BANK:                 BANKERS TRUST COMPANY,
------------
                                as Issuing Bank

                              By:   /s/ Albert L. Fischetti
                                  ---------------------------
                              Title:   Vice President
                                     ------------------------

                                     -S-2

REVOLVING CREDIT LENDERS:     BANKBOSTON, N.A.
------------------------


                              By:        /s/ Robert J. Brandon
                                  ------------------------------
                              Title:          Director
                                     ---------------------------


                              THE BANK OF NOVA SCOTIA


                              By:        /s/ John Quick
                                  ------------------------------
                              Title: Senior Relationship Manager
                                     ---------------------------


                              BANK ONE, ARIZONA, NA


                              By:        /s/ Steve Reinhart
                                  ------------------------------
                              Title:          Vice President
                                     ---------------------------


                              BANQUE PARIBAS


                              By:  /s/ Matthew C. Bishop  /s/ Lynne A. Lueders
                                  --------------------------------------------
                              Title:    Associate                  Director
                                     -----------------------------------------


                              BNY FINANCIAL CORPORATION


                              By:        /s/ Mark Orlando
                                  ------------------------------
                              Title:          Vice President
                                     ----------------------------


                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By:        /s/ William Shiao
                                  -------------------------------
                              Title:   Assistant Vice President
                                     ----------------------------

                                     -S-3

                              COLORADO NATIONAL BANK


                              By:        /s/ Kelly Condon
                                  ------------------------------
                              Title:          Vice President
                                     ---------------------------


                              COMERICA BANK


                              By:   /s/ Emmanuel M. Skevofilax
                                  ------------------------------
                              Title:   Corporate Banking Officer
                                     ------------------------------


                              CONGRESS FINANCIAL CORPORATION (WESTERN)


                              By:   /s/ Cecil Chinery
                                  ------------------------------
                              Title:   Vice President
                                     ------------------------------


                              CORESTATES BANK, N.A.


                              By:    /s/ Michele A. Walcoff
                                  ------------------------------
                              Title:     Vice President
                                     ---------------------------


                              CREDITANSTALT CORPORATE FINANCE,
                              INC.

                              By:     /s/ Jack Bertges     /s/ J. McCann
                                  -----------------------------------------
                              Title: Senior Vice President   Vice President
                                     --------------------------------------


                              DEUTSCHE FINANCIAL SERVICES CORPORATION


                              By:        /s/ K.C. McDonnell
                                  ------------------------------
                              Title:          Vice President
                                     ---------------------------

                                     -S-4

                              FLEET CAPITAL CORPORATION


                              By:        /s/ J. Avenatti
                                  ------------------------------
                              Title:          Vice President
                                     ---------------------------

                              HELLER FINANCIAL, INC.


                              By:        /s/ Stephen M. Metivier
                                  ------------------------------
                              Title:    Assistant Vice President
                                     ---------------------------


                              IBJ SCHRODER BUSINESS CREDIT CORPORATION


                              By:   /s/ Christopher J. Norrito
                                  ------------------------------
                              Title:          Vice President
                                     ---------------------------


                              KEY CORPORATE CAPITAL INC.


                              By:   /s/ Frank J. Schockey
                                  ------------------------------
                              Title:          Vice President
                                     ---------------------------


                              LASALLE NATIONAL BANK, N.A.


                              By:  /s/ Christopher G. Clifford
                                  ------------------------------
                              Title:   Senior Vice President
                                     ---------------------------


                              THE LONG TERM CREDIT BANK OF JAPAN,
                              LTD., LOS ANGELES AGENCY


                              By:   /s/ Motokazu Uematsu
                                  ------------------------------
                              Title:  Deputy General Manager
                                     ---------------------------


                                     -S-5

                              MELLON BANK, N.A.


                              By:        /s/ Norman R. Smith
                                  ------------------------------
                              Title:          Vice President
                                     ---------------------------


                              NATIONAL BANK OF CANADA


                              By:   /s/ Beth A. Pease    /s/ Thomas H. Hopkins
                                  --------------------------------------------
                              Title:     Vice President         Vice President
                                     -----------------------------------------


                              NATIONSBANK OF TEXAS, N.A.


                              By:       /s/ E. James Beckemeir
                                 ------------------------------
                              Title:         Vice President
                                     --------------------------


                              SANWA BANK CALIFORNIA


                              By:        /s/ Robert G. Moore
                                  ------------------------------
                              Title:          Vice President
                                     ---------------------------


                              SOUTHERN PACIFIC BANK


                              By:        /s/ Chris Kelleher
                                  ------------------------------
                              Title:          Vice President
                                     ---------------------------


                              SUMITOMO BANK OF CALIFORNIA


                              By:        /s/ Matthew R. Van Steenhuyse
                                  ------------------------------------
                              Title:          Vice President
                                     ---------------------------------

                                     -S-6

                              SUMMIT COMMERCIAL/GIBRALTAR CORP.
                              (formerly known as Gibraltar Corporation of America)


                              By:        /s/ Harvey Friedman
                                  ------------------------------
                              Title:   Executive Vice President
                                     ---------------------------


                              UNION BANK OF CALIFORNIA, N.A.


                              By:        /s/ Richard P. DeGrey
                                  ------------------------------
                              Title:          Vice President
                                     ---------------------------



                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

                                     -S-7

TERM LOAN LENDERS:            ARES LEVERAGED INVESTMENT
-----------------             FUND L.P.

                              By: Ares Management, L.P.
                                  Its general partner

                              By: Ares Operating Member LLC,
                                  Its general partner

                              By:        /s/ David A. Sachs
                                   -------------------------
                              Title:         Vice President
                                     -----------------------


                              PARIBAS CAPITAL FUNDING LLC


                              By:        /s/ Eric A. Green
                                  ------------------------
                              Title:         Director
                                     ---------------------


                              SENIOR HIGH INCOME PORTFOLIO, INC.


                              By:        /s/ Gil Marchand
                                  --------------------------
                              Title:         Vice President
                                     -----------------------


                              CRESCENT/MACH I PARTNERS, L.P.

                              By: TCW Asset Management Company,
                                  its Investment Manager


                              By:        /s/ Justin L. Driscoll
                                  ---------------------------------
                              Title:         Senior Vice President
                                     ------------------------------

                                     -S-8